[LOGO OF NUVEEN APPEARS HERE]

MUNICIPAL BOND FUNDS



October 31, 1998

Semiannual Report

Dependable, tax-free income
to help you keep more of
what you earn.


[PHOTO APPEARS HERE]


National

National
Insured

Highlights

As of October 31, 1998
For Class A shares on net asset value



Credit Quality        Fund Highlights

Nuveen Municipal Bond Fund

[PIE GRAPH APPEARS HERE]

AAA/U.S. Guaranteed   42%
AA                    34%
A                     17%
BBB/NR                 7%

 . One-year total return of 7.37%
 . Outperformed Lipper's peer group average
 . Attractive call protection with only approximately 18% of the fund's holdings callable prior to 2002.

Nuveen Insured Municipal Bond Fund

[PIE GRAPH APPEARS HERE]

Insured          71%
U.S. Guaranteed  29%

 . One-year total return of 7.53%
 . Outperformed Lipper's peer group average
 . Attractive call protection with only approximately 10.5% of the fund's holdings callable prior to 2002.


Contents

 1  Dear Shareholder
 3  Municipal Bond Fund Commentary and Overview
 6  Insured Municipal Bond Fund Commentary and Overview
 9  Portfolio of Investments
27  Statement of Net Assets
28  Statement of Operations
29  Statement of Changes in Net Assets
30  Notes to Financial Statements
35  Financial Highlights
37  Fund Information

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]


Timothy R. Schwertfeger
Chairman of the Board


Wealth takes a lifetime to build. Once achieved, it should be preserved.

Dear Shareholder

I'm pleased to report on the performance of the Nuveen Municipal Bond Fund and the Nuveen Insured Municipal Bond Fund for the 12 months ended October 31, 1998. Providing a reliable source of tax-free income and attractive after-tax total returns remains the primary investment objective for each of these funds. In both cases, we achieved these objectives, illustrating once again that Nuveen tax-free mutual funds provide an excellent investment option for income-oriented investors.

The Year in Review

Over the past year, the markets endured bouts of volatility, as the Asian financial crisis spilled over into emerging markets and affected economies around the globe. This economic turmoil affected the U.S. equity market, which was very volatile over the past year. The Federal Reserve ("the Fed") intervened in an attempt to soften the impact of the financial crises abroad and in the U.S. equity market by lowering short-term interest rates in September by a quarter of a point. Since that time, the Fed has twice again reduced rates, bringing the federal funds rate to 4.75%. As long-term interest rates fell to historic lows, investors were reminded of the importance of professional management and a well-balanced portfolio. Despite the market volatility throughout the year, your Nuveen Tax-Free Fund continued to provide attractive current market yields and after-tax total returns. Your fund represented a bright spot among fixed-income investments. In addition, the funds have maintained good levels of call protection, which provide a strong foundation for potentially stable income streams in the foreseeable future. Looking ahead, we will continue to focus on new municipal bond issuance while leveraging our institutional buying power to buy and sell securities at the best possible prices and identifying undervalued securities through proprietary market research.

Municipal Market Review

Over the past year, declining interest rates drove yields on 30-year Treasuries to their lowest levels since 1977. The story in the municipal market, however, was quite different. With yields on the long Treasury bond pushing below 5% at times, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell just 27-basis points -- from 5.40% to 5.13% -- compared with the 100-basis point drop in Treasury yields over the past 12 months. As of October 31, 1998, the ratio between Treasury yields

"The key to taking advantage of the exceptional values currently available in the municipal market is the expertise of a market specialist, such as Nuveen Advisory."

and municipal yields stood at 98.8%, compared with the more typical range of 86-87%. Over the past few months, this ratio has ranged as high as 100.6%. For investors, this means that municipal bonds currently offer about the same yield as Treasury bonds with comparable characteristics--before taxes are taken into account. On an after-tax basis, municipal bonds present an even more attractive investment option relative to Treasuries.

One of the main factors in the steep decline in Treasury yields during the past year was the strong interest in these investments by international investors. As the financial turmoil in Asia continued to spread to economies worldwide and the dollar strengthened against foreign currencies, the demand for U.S. dollar-denominated Treasury securities increased. In the municipal market, where foreign demand was limited by an inability of foreign investors to benefit from the tax advantages of munis, low interest rates and a strong economy combined to generate high levels of new issuance and a dramatic increase in the refinancing of existing bonds. The first ten months of 1998 saw $234 billion of municipal issuance, up 32% over the same period in 1997. In terms of total issuance, this puts 1998 on pace to be the second largest year on record.

In addition, the continued strength of the U.S. economy has brought about improvements in the fundamental financial health of many municipalities and boosted the overall credit quality of municipal bonds. In the third quarter of 1998, upgraded issues by the two major rating agencies outnumbered downgrades by a margin of 7 to 2.


Nuveen Expertise Is Key

The key to taking advantage of the exceptional values currently available in the municipal market is the expertise of a market specialist, such as Nuveen Advisory. To this end, Nuveen has assembled the Premier Advisors/SM/, a growing group of experts that can provide time-tested experience and insight in a variety of investment categories. In addition to Nuveen Advisory Corporation, our Premier Adviser for tax-free investing, you can rely on our other Premier Advisers to share their wisdom in the equity market, including Institutional Capital Corporation for value investing and Rittenhouse Financial Services for growth investing. For more information about our funds, including charges and expenses, contact your financial adviser for a prospectus, or call Nuveen at
(800) 621-7227. Please read the prospectus carefully before you invest or send money.

We encourage you to talk with your financial adviser about the ways Nuveen's expanding selection of investments can assist you in establishing a diversified portfolio designed to help you build and sustain long-term financial security. For more than 100 years, investors have known they can count on Nuveen. We are grateful for the confidence you have shown in us, and we intend to continue earning your trust in the years ahead.

Sincerely,


/s/ Timothy R. Schwertfeger

    Timothy R. Schwertfeger
    Chairman of the Board

    December 15, 1998

Nuveen Municipal Bond Fund
Portfolio Manager's Comments

Portfolio Manager Tom Spaulding discusses the Nuveen Municipal Bond Fund and reviews factors that affected performance over the past 12 months.

Comments cover the 12-month period ended October 31, 1998 and all performance statistics are quoted for Class A shares.

What outside factors influenced the municipal market the most over the past year?

The third quarter of 1998 saw an acceleration of trends that has been apparent in the fixed-income markets over the past 12 months: declining interest rates and the increased ratio of municipal to Treasury yields. The cause in both cases was heightened concern about the condition of the global financial system. While the U.S. economy exhibited continued growth, the impact of the financial turmoil in Southeast Asia, Russia, and other emerging markets was felt in the U.S. equity market.

A desire to cushion this impact and avert a domestic credit crunch prompted the Federal Reserve to ease short-term interest rates in late September, the first rate cut in almost three years. In response to concerns that the initial quarter-point cut might not be sufficient, the Fed reduced rates again in October and November, bringing the federal funds rate to 4.75%. The Fed indicated that this accommodative stance was intended to sustain U.S. economic growth going forward, while also adding some stability to global markets.

How have these outside factors affected municipal bond issuance?

In response to an environment of low interest rates and continued economic growth, municipal bond issuance over the past year has been among the heaviest in years. Lower interest rates also helped drive new issue volume. Through October 31, 1998, municipal issuance was up 32% over the same period in 1997, totaling $234 billion, as municipalities either refunded outstanding debt or took advantage of the strong market to finance new projects.

How did the Nuveen Municipal Bond Fund's underlying portfolio perform during the past year?

The Nuveen Municipal Bond Fund performed well over the last 12 months, generating a total return on net asset value of 7.37%, equivalent to a taxable total return of 9.57% for investors in the 31% federal income tax bracket. That performance exceeded the 7.12% average annual total return posted by the Lipper General Municipal Debt Peer Group* of 239 national municipal bond funds.

* The Lipper Peer Group return represents the average annualized returns of the funds in the Lipper General Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charge.

What key strategies were used over the course of the year? Were there any particular sectors where Nuveen looked for undervalued securities?

In this lower interest rate environment, we worked to keep the fund as fully invested as possible, keeping cash balances low and anticipating cash flows. By staying fully invested throughout the time period covered in this report, the fund was able to post strong income levels despite declining yields.

The fund continued to enjoy success with its sector strategy. A sector is a particular group of bonds usually found in one industry. Currently, our two largest sector allocations are utilities and healthcare, which account for 25% and 18%, respectively, of the fund's net assets. The fund established its core position in healthcare bonds in the mid-1990s, when uncertainty surrounding industry reform created opportunities for value investing. At that time, we sought out the bonds of larger healthcare systems which were dominant in their service area, as well as issues from stand-alone hospitals that are dominant in their own, smaller service areas. Not only have many of these bonds been pre-refunded, resulting in price appreciation and dependable income for the portfolio, but we believe these holdings have the potential to outperform the market due to their sound debt structure.

Another area providing attractive opportunities was the public utilities sector. Deregulation and debt restructuring are two reasons why we viewed public utilities as undervalued securities. Deregulation in the electric utility sector has provided the fund with good value. Issues by the Washington Public Power Supply and the Intermountain Power Agency are two examples. In terms of security selection, our focus was on high-quality credits that we believe will continue providing good value over the life of the fund. We think that our investments in this sector will provide the same long-term upside potential the fund still receives from the healthcare investments we made a few years ago.

Aside from our sector strategy, the fund has also benefited from well-diversified call protection, which helps it maintain more predictable income streams. Staggered call exposure will help to protect the fund from reinvestment risk in the event that interest rates continue to decline.

This conservative approach to portfolio management also applied to the fund's duration. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund is to changes in interest rates. During a period of falling interest rates, longer duration enables a fund to participate more fully in market gains. At the current fund duration, which was 5.81 years, as of October 31, 1998, we believe we can experience most of the return of the market without exposing investors to undue interest rate volatility.

What is your outlook for the Nuveen Municipal Bond Fund's future?

We will continue to manage the fund by seeking out undervalued securities that provide attractive income relative to the market, consistent with the preservation of capital.

The housing bond sector will be a prime candidate for addition to the portfolio as a way to increase yield. The reason for this is that single family housing bonds contain prepayment risk. This prepayment risk increases as interest rates fall, but it's rewarded in the form of higher yield. In today's market, however, we view that additional risk as very low due to the present level of interest rates.

                   Nuveen Municipal Bond Fund
                   Performance Overview
                   As of October 31, 1998

Monthly Tax-Free Dividends (Class A Shares)/1/

[BAR GRAPH APPEARS HERE]

0.03900  0.03750  0.03750  0.03750  0.03750  0.03750  0.03750  0.03750  0.03750  0.03750  0.03750  0.03750
 11/97    12/97     1/98     2/98     3/98     4/98     5/98     6/98     7/98     8/98     9/98    10/98

Top 5 Sectors

Utilities                 25%
-----------------------------
Health Care               18%
-----------------------------
U.S. Guaranteed           11%
-----------------------------
Tax Obligation (Limited)   9%
-----------------------------
Water and Sewer            9%
-----------------------------


Portfolio Statistics

Share Class                                 A       B       C        R
----------------------------------------------------------------------
Inception Date                           6/95    2/97    6/95    11/76
----------------------------------------------------------------------
Net Asset Value                         $9.67   $9.67   $9.66    $9.68
----------------------------------------------------------------------
Total Net Assets ($000)                                     $2,984,707
----------------------------------------------------------------------
Effective Maturity (Years)                                       18.00
----------------------------------------------------------------------
Modified Duration (Years)                                         5.81
----------------------------------------------------------------------

Annualized Total Return/2/
Share Class                   A(NAV)  A(Offer)      B       C        R
----------------------------------------------------------------------
1-Year                         7.37%     2.81%   6.57%   6.78%    7.57%
----------------------------------------------------------------------
5-Year                         6.24%     5.34%   5.52%   5.52%    6.51%
----------------------------------------------------------------------
10-Year                        7.48%     7.02%   6.88%   6.71%    7.75%
----------------------------------------------------------------------

Tax-Free Yields

Share Class                   A(NAV)  A(Offer)      B       C        R
----------------------------------------------------------------------
Distribution Rate              4.65%     4.46%   3.91%   4.10%    4.83%
----------------------------------------------------------------------
SEC 30-Day Yield               3.96%     3.80%   3.21%   3.41%    4.16%
----------------------------------------------------------------------
Taxable Equivalent Yield/3/    5.74%     5.51%   4.65%   4.94%    6.03%

/1/ The Fund also paid shareholders taxable distributions in November of $0.0303 per share.

/2/ Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class R shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

/3/ Based on SEC yield and a federal income tax rate of 31%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

Nuveen Insured Municipal Bond Fund
Portfolio Manager's Comments

Portfolio Manager Steve Krupa discusses the Nuveen Insured Municipal Bond Fund and reviews factors that affected performance over the past 12 months.

Comments cover the 12-month period ended October 31, 1998 and all performance statistics are quoted for Class A shares.

What outside factors influenced the municipal market the most over the past year?

The third quarter of 1998 saw an acceleration of trends that has been apparent in the fixed-income markets over the past 12 months: declining interest rates and the increased ratio of municipal to Treasury yields. The cause in both cases was heightened concern about the condition of the global financial system. While the U.S. economy exhibited continued growth, the impact of the financial turmoil in Southeast Asia, Russia, and other emerging markets was felt in the U.S. equity market.

A desire to cushion this impact and avert a domestic credit crunch prompted the Federal Reserve to ease short-term interest rates in late September, the first rate cut in almost three years. In response to concerns that the initial quarter-point cut might not be sufficient, the Fed reduced rates again in October and November, bringing the federal funds rate to 4.75%. The Fed indicated that this accommodative stance was intended to sustain U.S. economic growth going forward, while also adding some stability to global markets.

How have these outside factors affected municipal bond issuance?

In response to an environment of low interest rates and continued economic growth, municipal bond issuance over the past year has been among the heaviest in years. Lower interest rates also helped drive new issue volume. Through October 31, 1998, new municipal issuance was up 32% over the same period in 1997, totaling $234 billion, as municipalities either refunded outstanding debt or took advantage of the strong market to finance new projects.

How did the Nuveen Insured Municipal Bond Fund's underlying portfolio perform during the past year?

The Nuveen Insured Municipal Bond Fund performed well over the last 12 months, generating a total return on net asset value of 7.53%, equivalent to a taxable return of 9.77% for investors in the 31% federal income tax bracket. That performance exceeded the 7.19% average annual return posted by the Lipper Insured Municipal Debt Peer Group* of 51 national insured municipal bond funds.

*The Lipper Peer Group return represents the average annualized returns of the funds in the Lipper Insured Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charge.

What key strategies were used over the course of the year? Were there any particular sectors where Nuveen looked for undervalued securities?

In this lower interest rate environment, we worked to keep the fund as fully invested as possible, keeping cash balances low and anticipating cash flows. By staying fully invested throughout the time period, the fund was able to post strong performance numbers despite declining yields.

The fund continued to enjoy success with its sector strategy. A sector is a particular group of bonds usually found in one industry. In our selection process, two of the sectors in which we found attractive opportunities were health care and utilities, which accounted for 16% and 9%, respectively, of the fund's net assets. In both cases, the related uncertainty surrounding deregulation created attractive buying opportunities as many other potential buyers stayed away. In both sectors, we will continue focusing on fundamentally strong credits that we believe will benefit from the expected deregulation changes, as well as on bonds in the 20-year maturity range.

Aside from the sector strategy, the fund also benefited from well-diversified call protection, which helped to maintain more predictable income streams. Staggered call exposure will help to protect the fund from reinvestment risk in the event that interest rates continue to decline.

We also worked to maintain the fund's duration, which was 5.95 years, as of October 31, 1998. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund is to changes in interest rates. During a period of falling interest rates, longer duration enables a fund to participate more fully in market gains. We believe our current duration will deliver most of the return of the market without exposing investors to undue volatility.

What is your outlook for the Nuveen Insured Municipal Bond Fund's future?
We will continue to manage the fund by seeking out undervalued securities that provide attractive income relative to the market, consistent with the preservation of capital.

We also plan to take advantage of the large issuance volume by selling some of the pre-refunded bonds that will likely be called from the portfolio in the next 18 months and using the proceeds to buy securities in some of the sectors we currently find attractive, such as healthcare and utilities.

Nuveen Insured Municipal Bond Fund
Performance Overview
As of October 31, 1998

[BAR GRAPH APPEARS HERE]

Monthly Tax-Free Dividends (Class A Shares)/1/


0.04600  0.04600  0.04450  0.04450  0.04450  0.04450  0.04450  0.04450  0.04450  0.04450  0.04450  0.04450
 11/97    12/97     1/98     2/98     3/98     4/98     5/98     6/98     7/98     8/98     9/98    10/98

Top 5 Sectors

U.S Guaranteed              29%
-------------------------------
Health Care                 16%
-------------------------------
Tax Obligation (General)    12%
-------------------------------
Tax Obligation (Limited)    10%
-------------------------------
Utilities                    9%
-------------------------------



Portfolio Statistics
Share Class                                 A        B        C          R
--------------------------------------------------------------------------
Inception Date                           9/94     2/97     9/94      12/86
 ..........................................................................
Net Asset Value                        $11.29   $11.29   $11.19     $11.25
 ..........................................................................
Fund Net Assets ($000)                                            $856,513
 ..........................................................................
Effective Maturity (Years)                                           18.59
 ..........................................................................
Modified Duration (Years)                                             5.95
--------------------------------------------------------------------------

 Annualized Total Return/2/

Share Class                   A(NAV)  A(Offer)       B        C          R
--------------------------------------------------------------------------
1-Year                         7.53%     3.05%    6.73%    6.96%     7.73%
 ..........................................................................
5-Year                         5.66%     4.76%    4.85%    4.85%     5.85%
 ..........................................................................
10-Year                        7.98%     7.52%    7.35%    7.16%     8.21%
--------------------------------------------------------------------------

 Tax-Free Yields

Share Class                   A(NAV)  A(Offer)       B        C          R
--------------------------------------------------------------------------
Distribution Rate              4.73%     4.53%    3.99%    4.18%     4.91%
 ..........................................................................
SEC 30-Day Yield               3.74%     3.59%    2.99%    3.19%     3.94%
 ..........................................................................
Taxable Equivalent Yield/3/    5.42%     5.20%    4.33%    4.62%     5.71%
--------------------------------------------------------------------------


1 The Fund also paid shareholders taxable distributions in November of $0.0351 per share.

2 Class R share returns are actual. Class A, B and C share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class R shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

3 Based on SEC yield and a federal income tax rate of 31%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

Portfolio of Investments (Unaudited)
Nuveen Municipal Bond Fund
October 31, 1998



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Alabama - 0.2%

$ 6,255,000    The Board of Trustees of Alabama, Agricultural and Mechanical University      5/08 at 102         AAA    $ 6,186,445
                 Revenue Bonds, Series 1998, 5.000%, 11/01/25
-----------------------------------------------------------------------------------------------------------------------------------
               Alaska - 0.4%

 12,375,000    Alaska Housing Finance Corporation, Collateralized Home Mortgage Bonds,      12/03 at 103         AAA     12,684,004
                 1990 Series A, 5.850%, 6/01/25
-----------------------------------------------------------------------------------------------------------------------------------
               Arizona - 2.4%

  7,750,000    Arizona Board of Regents, Arizona State University, System Revenue            7/02 at 101          AA      8,241,040
                 Refunding Bonds, Series 1992-A, 5.750%, 7/01/12

 20,350,000    Salt River Project Agricultural Improvement and Power District, Arizona,      1/02 at 100          AA     20,795,665
                 Salt River Project, Electric System Revenue Bonds, 1992 Series C, 5.500%,
                 1/01/28

  9,145,000    Salt River Project Agricultural Improvement and Power District, Arizona,      1/99 at 100          AA      9,147,926
                 Salt River Project, Electric System Revenue Bonds, 1973 Series A, 5.000%,
                 1/01/10

               Salt River Project Agricultural Improvement and Power District, Arizona,
               Electric System Revenue Refunding Bonds, 1993 Series C:
  5,000,000      4.900%, 1/01/08                                                             1/04 at 102          AA      5,241,300
 21,820,000      4.750%, 1/01/17                                                             1/04 at 100          AA     21,337,996

  7,000,000    The Industrial Development Authority of the City of Scottsdale, Arizona,      9/01 at 102         AAA      7,437,500
                 Hospital Revenue Refunding Bonds (Scottsdale Memorial Hospitals), Series
                 1996A, 5.625%, 9/01/12
-----------------------------------------------------------------------------------------------------------------------------------
               Arkansas - 0.5%

 11,210,000    Jefferson County, Arkansas, Hospital Refunding Revenue Bonds, Series          7/03 at 102           A     12,231,455
                 1993, 6.000%, 7/01/06

  3,000,000    Jefferson County, Arkansas, Pollution Control Revenue Refunding Bonds        12/02 at 102        BBB-      3,034,020
                 (Entergy Arkansas, Inc. Project), Series 1997, 5.600%, 10/01/17
-----------------------------------------------------------------------------------------------------------------------------------
               California - 13.3%

 21,220,000    California Health Facilities Financing Authority, Insured Health              7/04 at 102         AAA     21,549,547
                 Facility Refunding Revenue Bonds. (Catholic Healthcare West),
                 1994 Series A, 5.000%, 7/01/14

               State of California, Department of Water Resources, Central Valley
               Project, Water System Revenue Bonds, Series L:
 15,515,000      5.700%, 12/01/16                                                        6/03 at 101 1/2          AA     16,464,518
  9,500,000      5.750%, 12/01/19                                                       12/03 at 101 1/2          AA     10,100,875
 12,250,000      5.500%, 12/01/23                                                        6/03 at 101 1/2          AA     12,726,893

 21,000,000    State of California, Department of Water Resources, Central Valley           12/03 at 101          AA     20,520,150
                 Project, Water System Revenue Bonds, Series M, 4.875%, 12/01/27

 12,000,000    State Public Works Board of the State of California, Lease Revenue           11/04 at 102         Aaa     14,296,080
                 Bonds (Department of Corrections), 1994 Series A (California State
                 Prison-Monterey County (Soledad II)), 7.000%, 11/01/19 (Pre-refunded to 11/01/04)

 11,500,000    California Statewide Communities Development Authority, Insured              10/03 at 102         AAA     12,374,575
                 Health Facilities Revenue, Certificates of Participation
                 (UniHealth America), 1993 Series A, 5.500%, 10/01/14

 38,795,000    California Statewide Communities Development Authority,                       7/03 at 102          AA     39,847,508
                 Certificates of Participation, St. Joseph Health System
                 Obligated Group, 5.500%, 7/01/23

 15,725,000    Central Joint Powers Health Financing Authority,                              2/03 at 102        Baa1     16,025,662
                 Certificates of Participation, Series 1993
                 (Community Hospitals of Central California), 5.250%, 2/01/13

  9,000,000    East Bay Municipal Utility District (Alameda and Contra Costa                 6/03 at 102         AAA      8,993,520
                 Counties, California), Water System Subordinated Revenue
                 Refunding Bonds, Series 1993A, 5.000%, 6/01/21


                     Portfolio of Investments (Unaudited)
                     Nuveen Municipal Bond Fund (continued)
                     October 31, 1998

  Principal                                                                       Optional Call                         Market
     Amount     Description                                                         Provisions*     Ratings**            Value
--------------------------------------------------------------------------------------------------------------------------------
                California (continued)
                Foothill/Eastern Transportation Corridor Agency (California),
                Toll Road Revenue Bonds, Series 1995A:
$45,000,000       0.000%, 1/01/23                                                   No Opt Call           Baa       $12,590,550
 15,000,000       6.000%, 1/01/34                                                   1/05 at 102           Baa        16,061,700

 17,040,000     Los Angeles Convention and Exhibition Center Authority, Lease       8/03 at 102           AAA        17,551,541
                  Revenue Bonds, 1993 Refunding Series A, The City of Los Angeles
                  (California), 5.125%, 8/15/13

 17,575,000     Department of Water and Power of the City of Los Angeles,           4/02 at 102            AA        19,410,533
                  California, Water Works Revenue Bonds, Issue of 1992,
                  6.500%, 4/15/32

 16,000,000     The City of Los Angeles (California), Refunding Series              6/03 at 102           AAA        17,093,920
                  1993-C, 5.700%, 6/01/23

 20,670,000     The City of Los Angeles, California, Wastewater System             11/03 at 102           AAA        21,015,396
                  Revenue Bonds, Series 1993-D, 5.200%, 11/01/21

 15,750,000     Los Angeles County Metropolitan Transportation Authority,           7/03 at 102           AA-        16,541,280
                  Proposition A Sales Tax Revenue Refunding Bonds, Series
                  1993-A, 5.500%, 7/01/13

                Los Angeles County Metropolitan Transit Authority, Proposition
                  C Sales Tax Revenue Second Senior Bonds, 1993-B:
 17,185,000       4.750%, 7/01/18                                                   7/03 at 102           AAA        16,935,474
  8,000,000       5.250%, 7/01/23                                                   7/03 at 102           AAA         8,150,240

 10,500,000     Los Angeles County Sanitation Districts Financing Authority,       10/03 at 102            AA        10,929,870
                  Capital Projects Revenue Bonds, 1993 Series A (Senior Ad
                  Valorem Obligation Bonds), 5.375%, 10/01/13

 31,360,000     Los Angeles County Transportation Commission (California),          7/02 at 102           Aaa        35,397,286
                  Proposition C Sales Tax Revenue Bonds, Second Senior Bonds,
                  Series 1992-A, 6.750%, 7/01/19 (Pre-refunded to 7/01/02)

  5,000,000     The Metropolitan Water District of Southern California, Water       7/02 at 102            AA         5,200,500
                  Revenue Bonds, Issue of 1992, 5.500%, 7/01/19

 17,700,000     Sacramento County Sanitation Districts Financing Authority,        12/03 at 102            AA        17,082,978
                  1993 Revenue Bonds, 4.750%, 12/01/23

  8,050,000     The Regents of the University of California, Refunding Revenue      9/02 at 102        AA-***         9,150,596
                  Bonds (Multiple Purpose Projects), Series A, 6.875%, 9/01/16
                  (Pre-refunded to 9/01/02)
--------------------------------------------------------------------------------------------------------------------------------
                Colorado - 1.0%

 22,400,000     Colorado Housing and Finance Authority, Single-Family Housing      11/01 at 102           Aa1        23,743,328
                  Revenue Refunding Bonds, 1991 Series A, 7.250%, 11/01/31

  6,595,000     City and County of Denver, Colorado, Airport System Revenue        11/01 at 100           AAA         6,931,411
                  Bonds, Series 1996D, 5.875%, 11/15/16
--------------------------------------------------------------------------------------------------------------------------------
                Connecticut - 0.1%

  2,970,000     Connecticut Resource Recovery Authority, Bridgeport Resco       1/99 at 100 1/2             A         3,011,877
                  Company, L.P. Project Bonds, Series B, 8.625%, 1/01/04
--------------------------------------------------------------------------------------------------------------------------------
                Delaware - 0.2%

  7,055,000     Delaware River Port Authority, Refunding Revenue, Series            1/99 at 102           AAA         7,246,120
                  1989, 7.375%, 1/01/07
--------------------------------------------------------------------------------------------------------------------------------
                District of Columbia - 0.8%

 24,700,000     Washington Convention Center Authority (Washington, D.C.),         10/08 at 100           AAA        23,181,690
                  Senior Lien Dedicated Tax Revenue Bonds, Series 1998,
                  4.750%, 10/01/28
--------------------------------------------------------------------------------------------------------------------------------
                Florida - 2.1%

 31,000,000     Hillsborough County Industrial Development Authority,               5/02 at 103            AA        35,742,070
                  Pollution Control Revenue Refunding Bonds (Tampa
                  Electric Company Project), Series 1992, 8.000%, 5/01/22

 25,000,000     Orlando Utilities Commission, Water and Electric Subordinated      10/99 at 100           Aa2        24,631,250
                  Revenue Bonds, Series 1989D, 5.000%, 10/01/23

  1,310,000     The Elderly Housing Corporation of Sarasota,  Inc. (Elderly         1/99 at 103           N/R         1,354,737
                  Housing Project for the Sarasota Housing Authority), First
                  Mortgage Revenue Bonds, Series 1978, 7.500%, 7/01/09


------
10




  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Hawaii - 0.3%

$ 8,000,000    Department of Budget and Finance of the State of Hawaii, Special Purpose      7/01 at 102         AAA    $ 8,954,880
                 Revenue Bonds, Kapiolani Health Care System Obligated Group (Pali Momi
                 Medical Center Project), Series 1991, 7.650%, 7/01/19 (Pre-refunded to
                 7/01/01)
-----------------------------------------------------------------------------------------------------------------------------------
               Illinois - 19.4%

 16,385,000    City of Chicago, General Obligation Bonds (Emergency Telephone System),       1/03 at 102         AAA     17,299,611
                 Series 1993, 5.625%, 1/01/23

  7,880,000    City of Chicago, General Obligation Bonds, Project Series 1993, 5.250%,       1/04 at 102         AAA      7,985,040
                 1/01/18

 21,895,000    Chicago Metropolitan Housing Development Corporation, Housing Development     7/02 at 102          AA     23,560,772
                 Revenue Refunding Bonds (FHA-Insured Mortgage Loans--Section 8 Assisted
                 Projects), Series 1992B, 6.900%, 7/01/22

  7,965,000    City of Chicago, Motor Fuel Tax Revenue Bonds, Refunding Series 1993,         1/03 at 101         AAA      7,966,274
                 5.000%, 1/01/16

 21,710,000    City of Chicago (Illinois), Chicago O'Hare International Airport,             1/04 at 102         AAA     21,668,751
                 General Airport Second Lien Revenue Refunding Bonds, 1993 Series C,
                 5.000%, 1/01/18

 61,150,000    City of Chicago (Illinois), Chicago-O'Hare International Airport,             1/04 at 102          A+     60,417,423
                 General Airport Revenue Refunding Bonds, 1993 Series A, 5.000%,
                 1/01/16

 22,335,000    City of Chicago, Water Revenue Bonds, Series 1995, 5.000%,                   11/06 at 102         AAA     22,518,817
                 11/01/15

 25,380,000    The County of Cook, Illinois, General Obligation Bonds, Series               11/03 at 100         AAA     24,829,508
                 1993A, 5.000%, 11/15/23

 17,300,000    DuPage Water Commission (DuPage, Cook and Will Counties,                      3/02 at 100         AAA     18,304,957
                 Illinois), General Obligation Water Refunding Bonds, Series
                 1992, 5.750%, 3/01/11

 11,350,000    DuPage Water Commission (DuPage, Cook and Will Counties,                      5/03 at 102         Aa1     11,796,169
                 Illinois), Water Refunding Revenue Bonds, Series 1993, 5.250%,
                 5/01/14

  8,500,000    Illinois Development Finance Authority, Revenue and Refunding Bonds,          2/00 at 102     Baa2***      9,177,535
                 Series 1990A (Columbus-Cuneo-Cabrini Medical Center),
                 8.500%, 2/01/15 (Pre-refunded to 2/01/00)

 17,075,000    Illinois Educational Facilities Authority, Revenue Refunding Bonds,           7/03 at 102         Aa1     17,801,029
                 The University of Chicago, Series 1993B, 5.600%, 7/01/24

 55,100,000    Illinois Health Facilities Authority, Revenue Bonds, Series 1994A             8/04 at 102          AA     59,488,715
                 (Northwestern Memorial Hospital), 6.000%, 8/15/24

  6,115,000    Illinois Health Facilities Authority, Revenue Refunding Bonds,               10/03 at 102          A-      6,271,972
                 Series 1993 (Illinois Masonic Medical Center), 5.500%, 10/01/19

 10,000,000    Illinois Health Facilities Authority, Revenue Bonds, Series 1992             10/02 at 102         AAA     10,910,100
                 (Highland Park Hospital), 6.200%, 10/01/22

 34,120,000    Illinois Health Facilities Authority, Revenue Bonds, Series 1993             11/03 at 102         AAA     35,233,677
                 (Rush-Presbyterian-St. Lukes Medical Center Obligated Group),
                 5.500%, 11/15/25

  7,275,000    Illinois Health Facilities Authority, Revenue Bonds, Series 1994              3/04 at 102         AAA      8,061,137
                 (Southern Illinois Hospital Services), 5.850%, 3/01/14 (Pre-refunded to 3/01/04)

 15,000,000    Illinois Health Facilities Authority, FHA Insured Mortgage Revenue Bonds,     2/06 at 102         AAA     16,576,500
                 Series 1996 (Sinai Health System), 6.000%, 2/15/24

 15,100,000    State of Illinois, General Obligation Bonds, Series of March 1992            10/02 at 102          AA     16,589,766
                 (Full Faith and Credit), 6.200%, 10/01/04

               State of Illinois, General Obligation Bonds, Series of August
               1992 (Full Faith and Credit):
 14,750,000      5.875%, 6/01/10                                                             6/02 at 102          AA     15,956,845
  5,000,000      5.875%, 6/01/11                                                             6/02 at 102          AA      5,399,500

 10,000,000    State of Illinois, General Obligation Bonds, Series of April 1993             4/03 at 102          AA     10,667,000
                 (Full Faith and  Credit), 5.700%, 4/01/18

 14,200,000    State of Illinois, Build Illinois Bonds (Sales Tax Revenue Bonds),            6/03 at 102         AAA     14,457,304
                 Series S, 5.250%, 6/15/18

 15,315,000    State of Illinois, Build Illinois Bonds (Sales Tax Revenue Bonds),            6/01 at 100         AAA     15,990,698
                 Series O, 6.000%, 6/15/18

               The Illinois State Toll Highway Authority, Toll Highway Priority
               Revenue Bonds, 1992 Series A:
 20,000,000      6.450%, 1/01/13                                                             1/03 at 102          A+     21,979,000
  8,805,000      6.200%, 1/01/16                                                             1/03 at 102         AAA      9,624,922


                Portfolio of Investments (Unaudited)
                Nuveen Municipal Bond Fund (continued)
                October 31, 1998

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Illinois (continued)

               Metropolitan Pier and Exposition Authority (Illinois), McCormick Place
               Expansion Project Bonds, Series 1992A:
$11,305,000      0.000%, 6/15/17                                                            No Opt. Call         AAA  $   4,408,950
 56,180,000      6.500%, 6/15/27 (Pre-refunded to 6/15/03)                                   6/03 at 102         Aaa     63,512,052

 16,510,000    Metropolitan Pier and Exposition Authority (Illinois), Dedicated State        6/07 at 101         AAA     17,332,198
                 Tax Revenue Bonds, Series 1997, 5.125%, 6/01/11

  5,000,000    Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and      6/03 at 102         AAA      5,502,300
                 Will Counties, Illinois, General Obligation Refunding Bonds, Series 1993C,
                 5.800%, 6/01/13 (Pre-refunded to 6/01/03)

  1,705,000    The Elderly Housing Corporation of Zion, Illinois, Housing Development        3/05 at 100           A      1,749,398
                 Revenue Bonds (Dell-Zion Associates Section 8 Assisted Project),
                 Series 1978, 7.750%, 3/01/10
------------------------------------------------------------------------------------------------------------------------------------
               Indiana - 3.6%

 10,835,000    Duneland School Building Corporation, First Mortgage Bonds, Series 1997,      8/07 at 101         AAA     11,423,341
                 5.450%, 8/01/15

 11,590,000    Indiana Health Facility Financing Authority, Hospital Revenue Refunding       9/02 at 102         AAA     12,647,124
                 Bonds, Series 1992A (Methodist Hospital of Indiana, Inc.),
                 5.750%, 9/01/11

 49,600,000    Indiana Health Facilities Financing Authority, Hospital Revenue Bonds        11/03 at 102         Aa2     51,649,472
                 (Daughters of Charity), Series 1993, 5.750%, 11/15/22

 10,100,000    Indiana State Office Building Commission, Correctional Facilities Program,   12/01 at 102      Aa3***     11,082,326
                 Revenue Bonds, Series 1991, 6.375%, 7/01/16 (Pre-refunded to 12/01/01)

  2,750,000    The Indianapolis Local Public Improvement Bond Bank, Series 1992D,            2/03 at 102          AA      3,045,323
                 6.750%, 2/01/20

 12,500,000    The Indianapolis Local Public Improvement Bond Bank, Series 1993A,            1/03 at 102         AAA     13,528,375
                 6.000%, 1/10/18

  2,350,000    Southwind Housing, Inc, 7.125%, 11/15/21                                     No Opt. Call         N/R      2,652,962
-----------------------------------------------------------------------------------------------------------------------------------
               Iowa - 0.3%

  3,815,000    City of Davenport, Iowa, Hospital Facility Revenue Bonds (Mercy Hospital      7/02 at 100         AAA      4,261,737
                 Project), Series 1992, 6.625%, 7/01/14 (Pre-refunded to 7/01/02)

  2,915,000    Iowa Housing Finance Authority, Single Family Mortgage Bonds, 1977 Series A,  2/99 at 100         Aaa      2,925,232
                 5.875%, 8/01/08
-----------------------------------------------------------------------------------------------------------------------------------
               Kentucky - 3.1%

 34,500,000    County of Carroll, Kentucky, Collateralized Pollution Control Revenue Bonds   9/02 at 102         Aa2     39,076,080
                 (Kentucky Utilities Company Project), 1992 Series A, 7.450%, 9/15/16

  2,185,000    Kentucky Housing Corporation, Housing Revenue Bonds (FHA Insured/VA           7/01 at 102         AAA      2,308,212
                 Guaranteed), 1991 Series A, 7.250%, 1/01/17

               Kentucky Housing Corporation, Housing Revenue Bonds, 1993 Series B
               (Federally Insured or Guaranteed Mortgage Loans):
 17,600,000      5.300%, 7/01/10                                                             1/04 at 102         AAA     18,300,480
 14,400,000      5.400%, 7/01/04                                                             1/04 at 102         AAA     14,944,464

 16,980,000    The Turnpike Authority of Kentucky, Resource Recovery Road Revenue            1/99 at 100          A+     16,986,283
                 Refunding Bonds, 1987 Series A, 5.000%, 7/01/08
 ----------------------------------------------------------------------------------------------------------------------------------
               Maine - 0.8%

               Maine State Housing Authority, Mortgage Purchase Bonds, 1994 Series A:
 13,650,000      5.650%, 11/15/20                                                            2/04 at 102          AA     13,966,271
 10,000,000      5.700%, 11/15/26                                                            2/04 at 102          AA     10,225,300
 ----------------------------------------------------------------------------------------------------------------------------------
               Maryland - 0.1%

  2,500,000    Community Development Administration, Maryland Department of Housing and      1/07 at 102         Aa2      2,668,425
                 Community Development, Housing Revenue Bonds, Series 1996A,
                 5.875%, 7/01/16
  ----------------------------------------------------------------------------------------------------------------------------------



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Massachusetts - 3.0%

$15,000,000    Massachusetts Bay Transportation Authority, Certificates of                   8/00 at 102         AAA   $ 16,347,150
                Participation, 1990 Series A, 7.650%, 8/01/15 (Pre-refunded to 8/01/00)

  5,170,000    The Commonwealth of Massachusetts, General Obligation Refunding Bonds,       No Opt. Call         AA-      5,352,087
                1993 Series C, 4.700%, 8/01/02

               Massachusetts Water Resources Authority, General Revenue Bonds,
                1990  Series A:
  6,500,000    7.500%, 4/01/16 (Pre-refunded to 4/01/00)                                     4/00 at 102         AAA      6,986,590
  9,605,000    6.000%, 4/01/20 (Pre-refunded to 4/01/00)                                     4/00 at 100         AAA      9,945,881

               Massachusetts Water Resources Authority, General Revenue Refunding
                Bonds, 1993 Series B:
 14,765,000     5.250%, 3/01/13                                                              3/03 at 102          A1     15,405,949
 10,795,000     5.000%, 3/01/22                                                              3/03 at 100          A1     10,554,272

 26,050,000    Massachusetts Water Resources Authority, General Revenue Bonds,              12/04 at 102          A1     26,227,922
                1993 Series C, 5.250%, 12/01/20
 ----------------------------------------------------------------------------------------------------------------------------------
               Michigan - 5.0%

 15,000,000    School District of the City of Detroit, Wayne County, Michigan,               5/06 at 102         AAA     16,135,500
                School Building and Site Improvement Bonds (Unlimited Tax General
                Obligation), Series 1996A, 5.700%, 5/01/25

  3,370,000    Michigan Higher Education Facilities Authority, Limited Obligation            5/08 at 100          AA      3,375,021
                Revenue and Revenue Refunding Bonds, Series 1998C (Aquinas College
                Project), 5.125%, 5/01/16

               Michigan State Hospital Finance Authority, Hospital Revenue and
                Refunding Bonds (The Detroit Medical Center Obligated Group),
                Series 1993B:
 19,585,000     5.750%, 8/15/13                                                              8/04 at 102          A-     20,631,427
 59,360,000     5.500%, 8/15/23                                                              8/04 at 102          A-     60,426,699

  3,000,000    Michigan State Hospital Finance Authority, Hospital Revenue                  10/05 at 100         AAA      3,626,040
                Refunding Bonds (Genesys Health System Obligated Group), Series
                1995A, 7.500%, 10/01/27 (Pre-refunded to 10/01/05)

 12,080,000    Michigan State Housing Development Authority, Rental Housing                  4/04 at 102         AAA     12,621,063
                Revenue Bonds, 1994 Series B, 5.700%, 4/01/12

 15,000,000    State of Michigan, State Trunk Line Fund Bonds, Series 1992A,                10/02 at 100         AA-     15,497,550
                 5.500%, 10/01/21

 16,805,000    Hospital Finance Authority of the City of St. Joseph, Revenue                 1/04 at 102         AAA     17,059,428
                Refunding Bonds (Mercy Memorial Medical Center Obligated Group),
                Series 1993, 5.250%, 1/01/16
------------------------------------------------------------------------------------------------------------------------------------
               Minnesota - 0.4%

  2,165,000    Minnesota Housing Finance Agency, Housing Development Bonds,                  2/99 at 101          AA      2,195,115
                1977 Series A, 6.250%, 2/01/20

  8,965,000    Minnesota Housing Finance Agency, Rental Housing Bonds, 1995                  2/05 at 102         AAA      9,487,839
                Series D (Non-AMT), 5.800%, 8/01/11
-----------------------------------------------------------------------------------------------------------------------------------
               Mississippi - 0.5%

 12,500,000    Mississippi Business Finance Corporation, Pollution Control                  10/03 at 102        BBB-     12,507,000
                Revenue Refunding Bonds (System Energy Resources, Inc.
                Project), Series 1998, 5.875%, 4/01/22 (WI)

  2,350,000    Mississippi State University, Educational Building Corporation                8/08 at 102         Aaa      2,321,871
                Revenue Bonds, Series 1998, 5.000%, 8/01/23
------------------------------------------------------------------------------------------------------------------------------------
               Missouri - 0.9%

  3,650,000    The Industrial Development Authority of the City of Kansas City,             11/08 at 102         N/R      3,606,419
                Missouri, Retirement Facility Refunding and Improvement Revenue
                Bonds, Series 1998A (Kingswood Project), 5.800%, and 11/15/17

  6,195,000    Missouri Housing Development Commission, Housing Development Bonds,           9/04 at 100         AA+      6,294,554
                Series B 1979 (Federally Insured Mortgage Bonds), 7.000%, 9/15/22

 15,750,000    Health and Educational Facilities Authority of the State of Missouri,        10/99 at 102        BBB+     16,822,103
                Health Facilities Refunding and Improvement Revenue Bonds
                (Heartland Health Systems Project), Series 1989, 8.125%, 10/01/10

                   Portfolio of Investments (Unaudited)
                   Nuveen Municipal Bond Fund (continued)
                   October 31, 1998

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Montana - 0.2%

$ 5,825,000    Montana Health Facility Authority, Health Care Revenue Bonds, Series 1996     6/06 at 102        BBB-   $  6,245,332
                 (Community Medical Center, Inc.), 6.375%, 6/01/18
 -----------------------------------------------------------------------------------------------------------------------------------
               Nebraska - 1.0%

 28,795,000    Consumers Public Power District, Nebraska, Nuclear Facility Revenue Bonds,    1/99 at 100          A+     28,807,094
                 1968 Series, 5.100%, 1/01/03
 -----------------------------------------------------------------------------------------------------------------------------------
               Nevada - 0.3%

  8,630,000    City of Reno, Nevada, Insured Hospital Revenue Bonds (St. Mary's Regional     5/03 at 102         AAA      9,343,874
                 Medical Center), Series 1993A, 5.800%, 5/15/13
 -----------------------------------------------------------------------------------------------------------------------------------
               New Hampshire - 0.3%

  8,500,000    The Industrial Development Authority of the State of New Hampshire,          12/01 at 103         BB+      9,161,640
                 Pollution Control Revenue Bonds (Central Maine Power Company Project),
                 1984 Series B, 7.375%, 5/01/14
 -----------------------------------------------------------------------------------------------------------------------------------
               New Jersey - 0.4%

 10,750,000    New Jersey Housing and Mortgage Finance Agency, Housing Revenue Bonds, 1992   5/02 at 102          A+     11,593,230
                 Series A, 6.950%, 11/01/13
 -----------------------------------------------------------------------------------------------------------------------------------
               New York - 7.2%

 11,190,000    Battery Park City Authority, Senior Revenue Refunding Bonds, Series 1993A,   11/03 at 102          AA     11,232,634
                 5.000%, 11/01/13

  5,000,000    Municipal Assistance Corporation for the City of New York (A Public Benefit  No Opt. Call          AA      5,677,200
                 Corporation of the State of New York), Series L Bonds (Issued Pursuant to
                 the 1991 General Bond Resolution), 6.000%, 7/01/07

  2,350,000    The City of New York, General Obligation Bonds, Fiscal 1996 Series C,        No Opt. Call          A-      2,579,854
                 6.000%, 8/15/04

  8,000,000    The City of New York, General Obligation Bonds, Fiscal 1994 Series D,     8/03 at 101 1/2          A-      8,503,520
                 5.750%, 8/15/11

  8,525,000    The City of New York, General Obligation Bonds, Fiscal 1992 Series C,     8/02 at 101 1/2         AAA      9,509,382
                 Fixed Rate Bonds, Subseries C-1, 6.625%, 8/01/12 (Pre-refunded to
                 8/01/02)

               The City of New York, General Obligation Bonds, Fiscal 1996 Series G:
  7,500,000      5.900%, 2/01/05                                                            No Opt. Call          A-      8,196,375
 12,655,000      5.750%, 2/01/17                                                         2/06 at 101 1/2          A-     13,457,454

 15,620,000    The City of New York, General Obligation Bonds, Fiscal 1997 Series E,     8/06 at 101 1/2          A-     16,977,066
                 6.000%, 8/01/16

 14,000,000    The City of New York, General Obligation Bonds, Fiscal 1995 Series F,         2/05 at 101       A-***     16,163,980
                 6.625%, 2/15/25 (Pre-refunded to 2/15/05)

 11,770,000    The City of New York, General Obligation Bonds, Fiscal 1998 Series J,         8/08 at 101          A-     12,370,035
                 5.375%, 8/01/13

  8,600,000    New York City (New York), Municipal Water Finance Authority, Water and    6/02 at 101 1/2          A1      9,260,652
                 Sewer System Revenue Bonds, Fiscal 1993 Series A, 6.000%, 6/15/17

  8,400,000    Dormitory Authority of the State of New York, Beth Israel Medical            11/00 at 102         AAA      9,238,068
                 Center Revenue Bonds, Series 1996, 6.000%, 11/01/15

  8,000,000    Dormitory Authority of the State of New York, Mental Health Services          2/07 at 102          A-      8,354,160
                 Facilities Improvement Revenue Bonds, Series 1997B, 5.500%, 8/15/17

 10,000,000    Dormitory Authority of the State of New York, The New York and Presbyterian   2/08 at 101         AAA      9,568,700
                 Hospital, FHA-Insured Mortgage Hospital Revenue Bonds, Series 1998,
                 4.750%, 8/01/27

               New York State Housing Finance Agency, Health Facilities Revenue Bonds
               (New York City), 1990 Series A Refunding:
 16,160,000      8.000%, 11/01/08 (Pre-refunded to 11/01/00)                                11/00 at 102         AAA     17,877,000
  3,330,000      8.000%, 11/01/08                                                           11/00 at 102        BBB+      3,618,744

  8,000,000    New York Local Government Assistance Corporation (A Public Benefit            4/02 at 102         AAA      8,985,600
                 Corporation of the State of New York), Series 1991D Bonds,
                 7.000%, 4/01/18 (Pre-refunded to 4/01/02)

  4,000,000    New York Local Government Assistance Corporation (A Public Benefit           10/08 at 101         AAA      4,121,320
                 Corporation of the State of New York), Series 1998A Refunding
                 Bonds, 5.000%, 4/01/13

 11,490,000    State of New York Mortgage Agency, Mortgage Revenue Bonds, Eighth             4/99 at 100         Aaa     11,831,828
                 Series A, 6.875%, 4/01/17


  Principal                                                                               Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               New York (continued)
               Power Authority of the State of New York, General Purpose Bonds, Series CC:
$17,270,000      5.250%, 1/01/18 (Pre-refunded to 1/01/03)                                   1/03 at 102      Aa2***   $ 18,497,206
  3,990,000      5.000%, 1/01/08 (Pre-refunded to 1/01/03)                                   1/03 at 102         AAA      4,245,001

  5,000,000    Triborough Bridge and Tunnel Authority (New York), General Purpose Revenue    1/04 at 100         Aa3      4,832,750
                 Bonds, Series 1994A, 4.750%, 1/01/19
-----------------------------------------------------------------------------------------------------------------------------------
               North Carolina - 3.2%

 16,750,000    North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds,    1/99 at 100        Baa1     16,798,575
                 Refunding Series 1989A, 6.500%, 1/01/24

 68,250,000    North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds,    1/03 at 102        Baa1     72,729,930
                 Refunding Series 1993B, 6.250%, 1/01/12

  5,950,000    North Carolina Medical Care Commission, Hospital Revenue Refunding Bonds     10/03 at 102          AA      6,102,737
                 (Presbyterian Health Services Corp. Project), Series 1993,
                 5.500%, 10/01/20

  1,195,000    Housing Authority of the City of Wilmington, North Carolina, First           No Opt. Call         N/R      1,269,460
                 Mortgage Revenue Bonds Series 1979, 7.750%, 6/01/10
-----------------------------------------------------------------------------------------------------------------------------------
               Ohio - 0.2%

  5,000,000    City of Cleveland, Ohio, Waterworks Improvement and Refunding Revenue         1/08 at 101         AAA      4,965,500
                 Bonds, 1998 Series I, 5.000%, 1/01/28
-----------------------------------------------------------------------------------------------------------------------------------
               Oklahoma - 0.3%

  5,375,000    The Comanche County Hospital Authority (Lawton, Oklahoma), Hospital           7/99 at 102         AAA      5,662,509
                 Revenue Bonds, Series 1989, 8.050%, 7/01/16 (Pre-refunded to 7/01/99)

  2,970,000    Midwest City Memorial Hospital Authority (Midwest City, Oklahoma),            4/02 at 102     BBB+***      3,361,090
                 Hospital Revenue Bonds, Series 1992, 7.375%, 4/01/12 (Pre-refunded to
                 4/01/02)
-----------------------------------------------------------------------------------------------------------------------------------
               Oregon - 0.4%

 10,000,000    State of Oregon, Department of Administrative Services, Certificates of       5/07 at 101         AAA     10,784,400
                 Participation, 1997 Series A, 5.800%, 5/01/24
-----------------------------------------------------------------------------------------------------------------------------------
               Pennsylvania - 2.7%

 10,000,000    Lehigh County Industrial Development Authority, Pollution Control Revenue     9/04 at 102         AAA     11,265,000
                 Refunding Bonds, 1994 Series B (Pennsylvania Power and Light Company
                 Project), 6.400%, 9/01/29

 22,500,000    Pennsylvania Housing Finance Agency, Rental Housing Refunding Bonds,          7/03 at 102         AAA     23,549,175
                 Issue 1993, 5.750%, 7/01/14

               Pennsylvania Housing Finance Agency, Multi-Family Housing Refunding Bonds
               (Federal Housing Administration Insured Mortgage Loans), Issue FHA-1992:
  4,025,000      8.100%, 7/01/03                                                             7/02 at 102         AAA      4,390,430
 16,830,000      8.200%, 7/01/24                                                             7/02 at 102         AAA     18,412,862

 16,600,000    Pennsylvania Intergovernmental Cooperation Authority, Special Tax Revenue     6/03 at 100         AAA     16,383,868
                 Refunding Bonds (City of Philadelphia Funding Program), Series of 1993A,
                 5.000%, 6/15/22

  7,000,000    City of Philadelphia, Pennsylvania, Water and Sewer Revenue Bonds,            8/01 at 100         AAA      7,620,200
                 Sixteenth Series, 7.000%, 8/01/18 (Pre-refunded to 8/01/01)
-----------------------------------------------------------------------------------------------------------------------------------
               Rhode Island - 0.3%

  8,095,000    Rhode Island Convention Center Authority, Refunding Revenue Bonds,            5/03 at 100         AAA      7,994,946
                 1993 Series B, 5.000%, 5/15/20
-----------------------------------------------------------------------------------------------------------------------------------
               Texas - 5.5%

  5,000,000    City of Austin, Texas, Combined Utility Systems Revenue Refunding Bonds,     11/04 at 100         AAA      5,370,200
                 Series 1994, 5.750%, 5/15/24

               City of Austin, Texas, Water, Sewer and Electric Refunding Revenue Bonds,
               Series 1982:
    260,000      14.000%, 11/15/01 (Pre-refunded to 5/15/99)                                 5/99 at 100         AAA        261,329
    260,000      14.000%, 11/15/01 (Pre-refunded to 5/15/99)                                 5/99 at 100       A2***        283,041
 16,450,000      14.000%, 11/15/01                                                          No Opt. Call          A2     18,818,800

                    Portfolio of Investments (Unaudited)
                    Nuveen Municipal Bond Fund (continued)
                    October 31, 1998

   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Texas (continued)

$ 29,500,000   Brazos River Authority (Texas), Collateralized Revenue Refunding Bonds        8/00 at 102         AAA   $ 30,993,290
                 (Houston Lighting and Power Company Project), Series 1995,
                 5.800%, 8/01/15

   6,585,000   Crowley Independent School District, Tarrant and Johnson Counties,            8/08 at 100         AAA      7,640,246
                 Unlimited Tax School Building Bonds, Series 1997, 6.500%, 8/01/23

  25,800,000   Harris County, Texas, Toll Road Senior Lien Revenue Refunding Bonds,          8/04 at 102         AAA     27,349,032
                 Series 1994, 5.300%, 8/15/13

   7,000,000   Harris County Health Facilities Development Corporation (Texas),             No Opt. Call         AAA      7,606,130
                 Hospital Revenue Bonds (St. Luke's Episcopal
                 Hospital Project), Series 1991A, 6.750%, 2/15/21

               City of San Antonio, Texas, Electric and Gas Systems Revenue Refunding
               Bonds, New Series 1989B:
  11,000,000     5.000%, 2/01/16                                                         2/99 at 101 1/2         Aa1     10,980,200
  55,745,000     5.000%, 2/01/17                                                             2/02 at 101         Aa1     55,641,314
-----------------------------------------------------------------------------------------------------------------------------------
               Utah - 3.4%

               Intermountain Power Agency (Utah), Power Supply Revenue Refunding
               Bonds, 1993 Series A:
   6,300,000     5.500%, 7/01/13                                                             7/03 at 102          A+      6,572,412
  25,305,000     5.500%, 7/01/20                                                             7/03 at 102          A+     26,179,794
  53,085,000     5.000%, 7/01/23                                                             7/03 at 100          A+     51,578,979

  15,100,000   Intermountain Power Agency (Utah), Power Supply Revenue Refunding Bonds,      7/07 at 102         AAA     16,371,118
                 1997 Series B, 5.750%, 7/01/19

   1,355,000   Layton, Utah, Industrial Development Revenue Bonds (C.D.I. Ltd.              12/98 at 100         N/R      1,358,672
                 Project-K Mart Guaranteed), 8.750%, 6/01/05
-----------------------------------------------------------------------------------------------------------------------------------
               Vermont - 0.1%

     190,000   University of Vermont and State Agricultural College, Housing, Dining         1/99 at 100          A+        190,920
                 and Student Services Facilities System Bonds, Lot 1 Series 1969-A,
                 6.300%, 7/01/06
-----------------------------------------------------------------------------------------------------------------------------------
               Virginia - 3.5%

     500,000   Industrial Development Authority of the City of Chesapeake, Medical          No Opt. Call         N/R        506,700
                 Facility Insured-Mortgage Revenue Bonds (Medical Facilities of
                 America XIV Project), Series 1979, 7.500%, 9/01/01

   7,750,000   Richmond Metropolitan Authority (Virginia), Expressway Revenue and            7/02 at 102         AAA      8,482,918
                 Refunding Bonds, Series 1992-B, 6.250%, 7/15/22

  39,630,000   Virginia Housing Development Authority, Commonwealth Mortgage Bonds,          1/02 at 102         AA+     41,702,253
                 1992 Series A, 7.150%, 1/01/33

   3,070,000   Virginia Housing Development Authority, Multi-Family Mortgage Bonds,          1/99 at 100         AA+      3,108,375
                 1978 Series B, 6.700%, 11/01/21

               Virginia Housing Development Authority, Multi-Family Housing Bonds,
               1993 Series C:
  19,080,000     5.550%, 5/01/08                                                             5/03 at 102         AA+     19,946,995
  28,075,000     5.900%, 5/01/14                                                             5/03 at 102         AA+     29,336,410
-----------------------------------------------------------------------------------------------------------------------------------
               Washington - 6.9%

  22,244,000   Public Utility District No. 1 of Chelan County, Rocky Reach                   1/99 at 100          AA     22,254,900
                 Hydro-Electric System Revenue Bonds, Series of 1957, 5.000%, 7/01/13

   6,315,000   Public Utility District No. 1 of Chelan County, Rocky Reach                   1/99 at 100          AA      6,315,758
                 Hydro-Electric System Revenue Bonds, Series of 1968, 5.125%, 7/01/23

  13,890,000   Public Utility District No. 1 of Douglas County, Washington, Wells            9/07 at 100          A+     13,340,651
                  Hydrolelectric Revenue Bonds, Series of 1963, 4.000%, 9/01/18

   7,250,000   Municipality of Metropolitan Seattle, Sewer Refunding Revenue Bonds,          1/03 at 102         AAA      7,816,733
                 Series Y, 5.700%, 1/01/12

   5,000,000   Washington Public Power Supply System, Nuclear Project No. 1                 No Opt. Call         Aa1      6,280,050
                 Refunding Revenue Bonds. Series 1989B, 7.125%, 7/01/16

     Principal                                                                             Optional Call                     Market
        Amount Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Washington (continued)

               Washington Public Power Supply System, Nuclear Project No. 1 Refunding
               Revenue Bonds, Series 1993A:
$   14,260,000   7.000%, 7/01/07                                                            No Opt. Call         Aa1    $16,946,869
    18,500,000   5.750%, 7/01/13                                                             7/03 at 102         Aa1     19,897,490
    10,000,000   5.700%, 7/01/17                                                             7/03 at 102         AAA     10,428,400

     7,805,000 Washington Public Power Supply System, Nuclear Project No. 1 Refunding       No Opt. Call         Aa1      9,424,927
                 Revenue Bonds, Series 1993B, 7.000%, 7/01/09

    10,000,000 Washington Public Power Supply System (Bonneville), Nuclear Project No. 1     7/03 at 102         Aa1     10,275,299
                 Refunding Revenue Bonds, Series 1993C, 5.375%, 7/01/15

     8,835,000 Washington Public Power Supply System, Nuclear Project No. 3 Refunding        7/03 at 102         Aa1      9,296,451
                 Revenue Bonds, Series 1993B, 5.700%, 7/01/18

               Washington Public Power Supply System, Nuclear Project No. 3 Refunding
               Revenue Bonds, Series 1993C:
     9,180,000   5.300%, 7/01/10                                                             7/03 at 102         Aa1      9,545,363
    51,070,000   5.375%, 7/01/15                                                             7/03 at 102         Aa1     52,184,857
    11,545,000   5.500%, 7/01/18                                                             7/03 at 102         Aa1     11,917,672
-----------------------------------------------------------------------------------------------------------------------------------
               Wisconsin - 4.4%

     4,355,000 Wisconsin Housing and Economic Development Authority, Insured Mortgage       No Opt. Call          AA      4,732,578
                 Revenue Refunding Bonds, 1977 Series A, 5.800%, 6/01/17

     8,500,000 Wisconsin Housing and Economic Development Authority, Multi-Family            4/02 at 102          A1      9,137,244
                 Housing Revenue Bonds, 1992 Series B, 7.050%, 11/01/22

    28,200,000 Wisconsin Housing and Economic Development Authority, Housing                12/03 at 102          A1     29,106,347
                 Revenue Bonds, 1993 Series C, 5.800%, 11/01/13

    13,700,000 Wisconsin Health and Educational Facilities Authority, Revenue Bonds,        11/01 at 102         AAA     14,788,875
                 Series 1991 (Columbia Hospital, Inc.), 6.250%, 11/15/21

     9,830,000 Wisconsin Health and Educational Facilities Authority, Health Facilities      6/02 at 102         AAA     10,685,701
                 Refunding Revenue Bonds (SSM Health Care), Series 1992AA, 6.250%, 6/01/20

     3,750,000 Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Series 10/04 at 102         AAA      4,117,049
                 1994A (Froedtert Memorial Lutheran Hospital, Inc.), 5.875%, 10/01/13

     6,000,000 Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Series 12/02 at 102         AAA      6,518,039
                 1992A (Meriter Hospital, Inc.), 6.000%, 12/01/22

    18,500,000 Wisconsin Health and Educational Facilities Authority, Revenue Bonds,         8/03 at 102         AAA     18,577,144
                 Series 1993 (Aurora Health Care Obligated Group), 5.250%, 8/15/23

    32,000,000 Wisconsin Health and Educational Facilities Authority, Revenue Bonds,         5/06 at 102         AAA     34,039,999
                 Series 1996 (Aurora Medical Group, Inc. Project), 5.750%, 11/15/25
-----------------------------------------------------------------------------------------------------------------------------------
$2,848,264,000 Total Investments - (cost $2,658,032,715) - 98.7%                                                      2,944,750,618
===============---------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.3%                                                                      39,956,455
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                     $2,984,707,073
               ====================================================================================================================



* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

(WI) Security purchased on a when-issued basis (note 1).

N/R  Investment is not rated.

                                 See accompanying notes to financial statements.

Portfolio of Investments (Unaudited)
Nuveen Insured Municipal Bond Fund
October 31, 1998


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Alabama - 8.2%

$ 5,600,000    The Alabama Public Health Care Authority, Mortgage Revenue Bonds,            10/06 at 102         AAA   $  6,233,360
                 Series 1996, 6.000%, 10/01/25

  2,120,000    The Water Supply Board of the City of Albertville (Alabama), Water            3/02 at 102         AAA      2,335,159
                 Revenue Bonds, Series 1992, 6.700%, 3/01/11

  3,500,000    City of Athens, Alabama, Electric Revenue Warrants, Series 1995,              6/05 at 102         AAA      3,896,200
                 6.000%, 6/01/25

  4,405,000    The Governmental Utility Services Corporation of the City of Auburn,         12/99 at 102         AAA      4,682,779
                 Floating/Fixed Rate Wastewater Treatment Revenue Bonds, Series 1984
                 (Merscot-Auburn Limited Partnership Project), 7.300%, 1/01/12

  1,875,000    The Special Care Facilities Financing Authority of the City of                1/01 at 102         AAA      1,966,894
                 Birmingham-Baptist Medical Centers (Alabama), Revenue Bonds,
                 Series 1991-A (The Baptist Medical Centers), 7.000%, 1/01/21

  1,225,000    The Utilities Board of the City of Daphne (Alabama), Water, Gas and           6/00 at 102         AAA      1,315,283
                 Sewer Revenue Refunding Bonds, Series 1990B, 7.350%, 6/01/20

  6,750,000    The Public Building Authority of the City of Hunstville (Alabama),           10/05 at 102         AAA      7,541,573
                 Municipal Justice and Public Safety Center Lease Revenue Bonds,
                 Series 1996A, 6.000%, 10/01/25

  3,000,000    City of Madison (Alabama), General Obligation School Warrants,                2/04 at 102         AAA      3,337,440
                 Series 1994, 6.250%, 2/01/19

  5,500,000    City of Madison (Alabama), General Obligation Warrants, Series 1995,          4/05 at 102         AAA      6,111,325
                 6.000%, 4/01/23

  3,000,000    Mobile County, Alabama, General Obligation Tax Pledge Warrants,               2/00 at 102         AAA      3,178,140
                 Series 1991, 6.700%, 2/01/11 (Pre-refunded to 2/01/00)

  5,580,000    BMC Special Care Facilities Financing Authority of the City of                9/07 at 102         AAA      5,727,200
                 Montgomery, Revenue Bonds, Series 1997-C (Baptist Medical Center),
                 5.375%, 9/01/22

 12,000,000    The Medical Clinic Board of the City of Montgomery, Alabama, Health           3/06 at 102         AAA     13,346,280
                 Care Facility Revenue Bonds, Jackson Hospital and Clinic,
                 Series 1996, 6.000%, 3/01/26

               The Utilities Board of the City of Oneonta (Alabama), Utility Revenue
                 Bonds, Series 1994:
  2,860,000      6.900%, 11/01/24 (Pre-refunded to 11/01/04)                                11/04 at 102         AAA      3,360,443
    140,000      6.900%, 11/01/24                                                           11/04 at 102         AAA        162,176

               West Morgan-East Lawrence Water Authority, Water Revenue Bonds,
                 Series 1994:
  2,200,000      6.800%, 8/15/19 (Pre-refunded to 8/15/04)                                   8/04 at 102         AAA      2,563,286
  3,000,000      6.850%, 8/15/25 (Pre-refunded to 8/15/04)                                   8/04 at 102         AAA      3,502,770
-----------------------------------------------------------------------------------------------------------------------------------
               Alaska - 2.8%

               Alaska Industrial Development and Export Authority, Revolving Fund
                 Bonds, Series 1997A:
  4,500,000      5.900%, 4/01/17 (Alternative Minimum Tax)                                   4/07 at 102         AAA      4,846,455
  5,000,000      6.125%, 4/01/27 (Alternative Minimum Tax)                                   4/07 at 102         AAA      5,501,100

  8,035,000    Alaska Housing Finance Corporation, Mortgage Revenue Bonds,                   6/06 at 102         AAA      8,602,673
                 1996 Series A, 6.000%, 12/01/15

  5,000,000    Alaska Housing Finance Corporation, Mortgage Revenue Bonds,                   6/07 at 102         AAA      5,313,850
                 1997 Series A, 6.000%, 6/01/27
-----------------------------------------------------------------------------------------------------------------------------------
               Arizona - 2.0%

  5,000,000    Navajo County, Arizona, Pollution Control Corporation, Pollution              8/03 at 102          A-      5,145,950
                 Control Revenue Refunding Bonds (Arizona Public Service Company),
                 1993 Series A, 5.875%, 8/15/28

  6,000,000    Tempe Union High School District No. 213 of Maricopa County,                  7/04 at 101         AAA      6,596,400
                 Arizona, School Improvement and Refunding Bonds, Series 1994,
                 6.000%, 7/01/10

  5,000,000    City of Tucson, Arizona, Water System Revenue Bonds,                          7/06 at 101         AAA      5,686,150
                 Series 1994-A (1996), 6.000%, 7/01/21 (Pre-refunded to 7/01/06)

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               California - 9.3%

$ 3,525,000    Brea Public Financing Authority (Orange County, California), 1991 Tax         8/01 at 102         AAA   $ 3,917,015
                 Allocation Revenue Bonds, Series A (Redevelopment Project AB),
                 7.000%, 8/01/15 (Pre-refunded to 8/01/01)

  5,000,000    California Health Facilities Financing Authority, Insured Health              7/06 at 102         AAA     5,578,600
                 Facility Refunding Revenue Bonds (Catholic Healthcare West),
                 1996 Series A, 6.000%, 7/01/25

 10,000,000    California Statewide Communities Development Authority, Certificates          4/08 at 101         AAA    10,085,700
                 of Participation, Citrus Valley Health Partners, Inc., 5.125%,
                 4/01/23

    995,000    M-S-R Public Power Agency (California), San Juan Project Refunding           No Opt. Call         AAA       997,229
                 Revenue Bonds, Series H, 5.900%, 7/01/20

 13,750,000    Ontario Redevelopment Financing Authority (San Bernardino County,             8/03 at 102         AAA    14,693,938
                 California), 1993 Revenue Bonds (Ontario Redevelopment Project
                 No. 1), 5.800%, 8/01/23

  5,295,000    County of Riverside, California (1994 Desert Justice Facility                12/04 at 101         AAA     5,984,621
                 Project), Certificates of Participation, 6.000%, 12/01/12 (Pre-
                 refunded to 12/01/04)

  2,250,000    Sacramento Municipal Utility District (California), Electric Revenue          9/01 at 102         AAA     2,476,418
                 Bonds, 1991 Series Y, 6.500%, 9/01/21 (Pre-refunded to 9/01/01)

 17,355,000    County of San Bernardino (California), Single Family Home Mortgage        5/07 at 28 1/16         AAA     3,022,720
                 Revenue Bonds (Mortgage-Backed Securities Program), 1997 Series A,
                 0.000%, 5/01/31 (Alternative Minimum Tax)

 17,500,000    San Joaquin Hills Transportation Corridor Agency, Toll Road Refunding         1/07 at 102         AAA    17,936,625
                 Revenue Bonds, Series 1997A, 5.250%, 1/15/30

  3,000,000    Santa Clara County Financing Authority, Lease Revenue Bonds (VMC             11/07 at 102         AAA     3,001,200
                 Facility Replacement Project), 1994 Series A, 5.000%, 11/15/22

 10,000,000    The Regents of the University of California, Revenue Bonds (Multiple          9/02 at 102         AAA    11,198,900
                 Purpose Projects), Series D, 6.375%, 9/01/24 (Pre-refunded to
                 9/01/02)
-----------------------------------------------------------------------------------------------------------------------------------
               Colorado - 1.0%

  4,500,000    Board of Water Commissioners, City and County of Denver, Colorado,           11/01 at 101         AAA     4,898,565
                 Certificates of Participation, Series 1991, 6.625%, 11/15/11

  3,500,000    Jefferson County, Colorado, Refunding Certificates of Participation,         12/02 at 102         AAA     3,925,880
                 6.650%, 12/01/08
-----------------------------------------------------------------------------------------------------------------------------------
               Delaware - 0.5%

  3,600,000    Delaware Economic Development Authority, Pollution Control Refunding          5/02 at 102         AAA     3,966,444
                 Revenue Bonds (Delmarva Power and Light Company Project), Series
                 1992 B, 6.750%, 5/01/19
-----------------------------------------------------------------------------------------------------------------------------------
               District of Columbia - 1.9%

  2,500,000    District of Columbia (Washington, D.C.), General Obligation Bonds,            6/00 at 102         AAA     2,701,200
                 Series 1990B, 7.500%, 6/01/10 (Pre-refunded to 6/01/00)

  6,000,000    District of Columbia (Washington, D.C.), General Obligation Bonds,            6/04 at 102         AAA     6,729,180
                 Series 1994B, 6.100%, 6/01/11 (Pre-refunded to 6/01/04)

  7,000,000    Washington Convention Center Authority (Washington, D.C.), Senior            10/08 at 101         AAA     6,836,410
                 Lien Dedicated Tax Revenue Bonds, Series 1998, 5.000%, 10/01/21
-----------------------------------------------------------------------------------------------------------------------------------
               Florida - 0.1%

    920,000    Florida Keys Aqueduct Authority, Water Revenue Refunding Bonds,               9/01 at 101         AAA     1,007,244
                 Series 1991, 6.750%, 9/01/21 (Pre-refunded to 9/01/01)

     80,000    Florida Keys Aqueduct Authority, Water Revenue, 6.750%, 9/01/21               9/01 at 101         AAA        86,871
-----------------------------------------------------------------------------------------------------------------------------------
               Georgia - 3.1%

  5,000,000    City of Albany (Georgia), Sewerage System Revenue Bonds, Series 1992,         7/02 at 102         AAA     5,591,050
                 6.625%, 7/01/17 (Pre-refunded to 7/01/02)

  5,000,000    Development Authority of Appling County (Georgia), Pollution Control          1/04 at 101         AAA     5,672,800
                 Revenue Bonds (Oglethorpe Power Corporation Hatch Project), Series
                 1994, 7.150%, 1/01/21

  2,290,000    Urban Residential Finance Authority of the City of Atlanta, Georgia,          5/10 at 100         AAA     2,344,891
                 Multifamily Housing Revenue Bonds (New Community at John Hope
                 Project), GNMA Collateralized Series 1998A-1, 5.550%, 11/20/37
                 (Alternative Minimum Tax)

Portfolio of Investments (Unaudited)
Nuveen Insured Municipal Bond Fund (continued)
October 31, 1998


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Georgia (continued)

$ 2,250,000    Chatham County Hospital Authority, Hospital Revenue Bonds                     1/01 at 102          AAA   $ 2,450,520
                 (Memorial Medical Center, Inc. - Savannah, Georgia), Series
                 1990A, 7.000%, 1/01/21 (Pre-refunded to 1/01/01)

  3,020,000    Development Authority of the City of Marietta, First Mortgage                 9/05 at 102          AAA     3,296,572
                 Revenue Bonds (Life College, Inc.), Series 1995A and Series
                 1995B, 5.950%, 9/01/19

  6,180,000    Marietta Development Authority (Life College), 6.250%, 9/01/25                9/05 at 102          AAA     6,969,371
-----------------------------------------------------------------------------------------------------------------------------------
               Illinois - 15.0%

  2,500,000    City of Chicago (Illinois), General Obligation Adjustable                 7/02 at 101 1/2          AAA     2,802,425
                 Rate Bonds, Central Public Library Project, Series C of
                 1988, 6.850%, 1/01/17 (Pre-refunded to 7/01/02)

  5,000,000    City of Chicago, General Obligation Bonds, Project Series A
                 of 1992, 6.250%, 1/01/12 (Pre-refunded to 1/01/02)                          1/02 at 102          AAA     5,445,500

               Chicago School Reform Board of Trustees of the Board of
               Education of the City of Chicago, Illinois, Unlimited Tax General
               Obligation Bonds (Dedicated Tax Revenues), Series 1997:
  9,590,000      5.800%, 12/01/17                                                           12/07 at 102          AAA    10,460,484
 10,000,000      5.750%, 12/01/27                                                           12/07 at 102          AAA    10,824,100

 10,000,000    Chicago School Reform Board of Trustees of the Board of Education            12/07 at 102          AAA    10,146,500
                 of the City of Chicago, Illinois, Unlimited Tax General
                 Obligation Bonds (Dedicated Tax Revenues), Series 1997A,
                 5.250% 12/01/30

 12,800,000    Public Building Commission of Chicago (Illinois), Building Revenue           12/03 at 102          AAA    13,709,824
                 Bonds, Series A of 1993 (Board of Education of the City of Chicago),
                 5.750%, 12/01/18

  6,540,000    Town of Cicero, Cook County, Illinois, General Obligation Corporate          12/04 at 102          AAA     7,374,896
                 Purpose Bonds, Series 1994A, 6.400%, 12/01/14

  7,500,000    The County of Cook, Illinois, General Obligation Bonds, Series 1993A,        11/03 at 100          AAA     7,337,325
                 5.000%, 11/15/23

  2,500,000    Community College District No. 508, Cook County, Illinois, Certificates      No Opt. Call          AAA     3,269,000
                 of Participation, 8.750%, 1/01/07

  2,370,000    Board of Governors of State Colleges and Universities (Illinois), Eastern     4/04 at 102          AAA     2,644,873
                 Illinois University, Auxiliary Facilities System Revenue Bonds, Series
                 1994A, 6.375%, 4/01/16

  1,900,000    Illinois Educational Facilities Authority, Revenue Refunding Bonds            5/06 at 102          AAA     2,160,718
                 (Midwestern University), Series 1966B, 6.250%, 5/15/26

  6,495,000    Illinois Health Facilities Authority, Revolving Fund Pooled Financing         2/99 at 103          AAA     6,769,024
                 Program, Methodist Health Services Corporation, Peoria, 8.000%,
                 8/01/15

  4,500,000    Illinois Health Facilities Authority, Revenue Bonds, Series 1994              5/04 at 102          AAA     4,991,355
                 (Ingalls Health System Project), 6.250%, 5/15/24

  3,000,000    Illinois Health Facilities Authority, Revenue Bonds, Series 1994A             8/04 at 102          AAA     3,391,650
                 (The University of Chicago Hospitals Project), 6.125%, 8/15/24
                 (Pre-refunded to 8/15/04)

  4,000,000    Illinois Health Facilities Authority, Health Care Facilities                 11/04 at 102          AAA     4,612,400
                 Revenue Bonds, Series 1995 (Northwestern Medical Faculty
                 Foundation, Inc.), 6.500%, 11/15/15 (Pre-refunded to 11/15/04)

  7,000,000    Illinois Health Facilities Authority, Revenue Bonds (Carle                    1/06 at 102          AAA     7,727,230
                 Foundation), Series 1996, 6.000%, 1/01/27

    169,000    Illinois Health Facilities Authority, Revenue (Community Provider            No Opt. Call          AAA       195,127
                 Pooled Loan Program), 7.900%, 8/15/03

    952,000    Illinois Health Facilities Authority, Revenue Bonds Series 1988-B             8/99 at 100          AAA       965,119
                 (Community Provider Pooled Loan Program), 7.900%, 8/15/03

  5,000,000    State of Illinois, General Obligation Bonds, Series of August 1994,           8/04 at 102           AA     5,428,700
                 5.875%, 8/01/19

               State of Illinois, General Obligation Bonds, Series of February 1995:
  3,065,000      6.100%, 2/01/19                                                             2/05 at 102          AAA     3,415,881
  5,545,000      6.100%, 2/01/20                                                             2/05 at 102          AAA     6,179,792

  4,000,000    Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry          6/03 at 102          AAA     4,410,200
                 and Will Counties, Illinois, General Obligation Refunding Bonds,
                 Series 1993C, 5.850%, 6/01/23 (Pre-refunded to 6/01/03)



   Principal                                                                                  Optional Call                  Market
      Amount   Description                                                                      Provisions*  Ratings**        Value
-----------------------------------------------------------------------------------------------------------------------------------
               Illinois (continued)
$  2,850,000   Village of Woodridge, DuPage, Will and Cook Counties, Illinois,                 12/07 at 105    AAA      $ 2,951,175
                 Multifamily Revenue Refunding Bonds (GNMA Collateralized Mortgage
                 Loan - Hawthorn Ridge Apartments), Series 1997A, 5.650%, 12/20/32
-----------------------------------------------------------------------------------------------------------------------------------
               Indiana -- 7.3%

   5,000,000   Indiana Health Facility Financing Authority, Hospital Revenue Refunding          5/02 at 102    AAA        5,439,250
                 and Improvement Bonds, Series 1992 (Community Hospitals Projects),
                 6.400%, 5/01/12

   5,000,000   Indiana Municipal Power Agency, Power Supply System Revenue Bonds, 1993          1/03 at 102    AAA        5,451,400
                 Series A, 6.125%, 1/01/19

               Indiana Housing Finance Authority, Single Family Mortgage Revenue Bonds,
                 1997 Series B-2:
   1,755,000     6.000%, 7/01/16 (Alternative Minimum Tax)                                  1/07 at 101 1/2    Aaa        1,857,545
  10,620,000     6.125%, 1/01/27 (Alternative Minimum Tax)                                      1/07 at 102    Aaa       11,258,156

   3,750,000    City of Indianapolis, Indiana, Gas Utility System Revenue Bonds,                6/02 at 102    AAA        4,129,763
                  Series 1992 A, 6.200%, 6/01/23 (Pre-refunded to 6/01/02)

   4,950,000   Jasper County, Indiana, Collateralized Pollution Control Refunding               7/01 at 102    AAA        5,416,934
                 Revenue Bonds (Northern Indiana Public Service Company Project),
                 Series 1991, 7.100%, 7/01/17

   2,000,000   Lawrence Central High School Building Corporation, Marion County,                7/00 at 102    AAA        2,160,420
                 Indiana, First Mortgage Bonds, Series 1990, 7.250%, 7/01/08
                 (Pre-refunded to 7/01/00)

   3,300,000   Marion County Convention and Recreational Facilities Authority                    6/01at 102    AAA        3,634,323
                 (Indiana), Excise Taxes Lease Rental Revenue Bonds, Series 1991B,
                 7.000%, 6/01/21 (Pre-refunded to 6/01/01)

  13,000,000   Marion County Convention and Recreational Facilities Authority (Indiana),        6/08 at 101    AAA       12,757,030
                 Excise Taxes Lease Rental Revenue Subordinate Bonds, Series 1997A,
                 5.000%, 6/01/27

   2,250,000   Hospital Authority of Monroe County, Hospital Revenue Refunding Bonds,           5/99 at 101    AAA        2,313,383
                 Series 1989 (Bloomington Hospital Project), 7.125%, 5/01/11

   1,000,000   City of Princeton, Indiana, Pollution Control Refunding Revenue Bonds,           3/00 at 102    AAA        1,065,330
                 1990 Series (Public Service Company of Indiana, Inc. Project C),
                 7.375%, 3/15/12

   2,000,000   Hospital Authority of St. Joseph County (Indiana), Fixed Rate Hospital           8/01 at 102    AAA        2,213,440
                 Revenue Refunding Bonds, Series 1991A (Memorial Hospital of South Bend
                 Project), 7.000%, 8/15/20
                 (Pre-refunded to 8/15/01)

   2,190,000   Shelby County Jail Building Corporation, First Mortgage Bonds (Shelby            7/02 at 102    AAA        2,439,879
                 County, Indiana),  6.500%, 7/15/09 (Pre-refunded to 7/15/02)

   2,265,000   Southwest Allen Multi-School Building Corporation, First Mortgage Refunding      1/02 at 101    AAA        2,450,798
                 Bonds, Series 1992B, Ft. Wayne, Indiana, 6.375%, 1/15/09
-----------------------------------------------------------------------------------------------------------------------------------
               Louisiana -- 2.6%

   7,000,000   Louisiana Public Facilities Authority, Hospital Revenue Refunding Bonds          5/02 at 102    AAA       7,842,660
                 (Southern Baptist Hospital Project), Series 1992, 6.800%, 5/15/12
                 (Pre-refunded to 5/15/02)

   1,595,000   Louisiana Public Facilities Authority, Fixed Rate Health and Education           6/99 at 102    AAA       1,632,945
                 Capital Facilities Revenue Bonds (West Jefferson Medical Center),
                 Series 1985D, 7.900%, 12/01/15

               State of Louisiana General Obligation Bonds, Series 1992-A:
   5,000,000     6.500%, 5/01/09                                                                5/02 at 102    AAA       5,548,300
   2,000,000     6.500%, 5/01/12 (Pre-refunded to 5/01/02)                                      5/02 at 102    AAA       2,219,320

   4,750,000   Hospital Service District No. 1 of the Parish of Tangipahoa, State of            2/04 at 102    AAA       5,260,530
                 Louisiana, Hospital Revenue Bonds (Series 1994), 6.250%, 2/01/24
-----------------------------------------------------------------------------------------------------------------------------------
               Maine -- 3.7%

  11,500,000   Maine Health and Higher Education Facilities Authority, Revenue Bonds,           7/05 at 102    AAA     12,542,475
                 Series 1995A, 5.875%, 7/01/25

   3,175,000   Maine Health and Higher Education Facilities Authority, Revenue Bonds,           7/04 at 102    AAA      3,721,749
                 Series 1994B, 7.000%, 7/01/24

  12,750,000   Maine State Housing Authority, Mortgage Purchase Bonds, 1996 Series B-2,         5/06 at 102    AAA     13,848,285
                 6.450%, 11/15/26 (Alternative Minimum Tax)

-----
21

                                  Portfolio of Investments (Unaudited)
                                  Nuveen Insured Municipal Bond Fund (continued) October 31, 1998

   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Maine (continued)

               Town of Old Orchard Beach, Maine, 1992 General Obligation Bonds:
$    750,000    6.650%, 9/01/09 (Pre-refunded to 9/01/02)                                    9/02 at 103        AAA    $    848,880
     500,000    6.650%, 9/01/10 (Pre-refunded to 9/01/02)                                    9/02 at 103        AAA         565,920
-----------------------------------------------------------------------------------------------------------------------------------
               Massachusetts - 3.2%

   3,500,000   City of Boston, Massachusetts, Revenue Bonds, Boston City Hospital            8/00 at 102        Aaa       3,811,150
                (FHA Insured Mortgage), Series A, 7.625%, 2/15/21 (Pre-refunded to 8/15/00)

   1,150,000   City of Haverhill, Massachusetts, General Obligation Municipal                6/02 at 102        AAA       1,298,764
                Purpose Loan of 1992, Series A, 7.000%, 6/15/12 (Pre-refunded to 6/15/02)

   1,250,000   Massachusetts Bay Transportation Authority, Certificates of                   8/00 at 102        AAA       1,362,263
                Participation, 1990 Series A, 7.650%, 8/01/15 (Pre-refunded to 8/01/00)

   2,000,000   Massachusetts Health and Educational Facilities Authority, Revenue            4/00 at 102        AAA       2,143,880
                Bonds, Capital Asset Program Issue, Series F, 7.300%, 10/01/18
                (Pre-refunded to 4/01/00)

   3,400,000   Massachusetts Health and Educational Facilities Authority, Revenue            7/02 at 102        AAA       3,749,894
                Bonds, New England Medical Center Hospitals Issue, Series F,
                6.625%, 7/01/25

   4,000,000   Massachusetts Health and Educational Facilities Authority, Revenue            7/02 at 102        AAA       4,394,760
                Bonds, South Shore Hospital Issue, Series D, 6.500%, 7/01/22

   5,875,000   Massachusetts Health and Educational Facilities Authority, Revenue           11/03 at 102        AAA       5,904,023
                Bonds, Cape Cod Health Systems, Inc. Issue, Series A,
                5.250%, 11/15/21

   4,000,000   Massachusetts Health and Educational Facilities Authority, Revenue           10/05 at 102        AAA       4,443,600
                Bonds, Berkshire Health Systems Issue, Series D, 6.000%, 10/01/19
-----------------------------------------------------------------------------------------------------------------------------------
               Michigan - 4.6%

  12,130,000   City of Bay City, County of Bay, State of Michigan, 1991 General             No Opt. Call        AAA       3,905,617
                Obligation Unlimited Tax Street Improvement Bonds, 0.000%, 6/01/21

   5,000,000   Caledonia Community Schools, Counties of Kent, Allegan and Barry,             5/02 at 102        AAA       5,580,900
                State of Michigan, 1992 School Building and Site and Refunding Bonds
                (General Obligation - Unlimited Tax), 6.700%, 5/01/22 (Pre-refunded to
                5/01/02)

   2,500,000   Chelsea School District, Counties of Washtenaw and Jackson, State of          5/05 at 101        AAA       2,808,475
                Michigan, 1995 School Building and Site Bonds (General Obligation -
                Unlimited Tax), 6.000%, 5/01/19

   2,000,000   City of Detroit, Michigan, Sewage Disposal System Revenue Bonds, Series       7/01 at 102        AAA       2,190,260
                1991, 6.625%, 7/01/21 (Pre-refunded to 7/01/01)

   3,500,000   School District of the City of Lincoln Park, County of Wayne, State of        5/08 at 100        AAA       3,456,180
                Michigan, 1998 Refunding Bonds (Unlimited Tax), 5.000%, 5/01/26

   3,500,000   Michigan State Housing Development Authority, Single Family Mortgage         11/08 at 101        AAA       3,500,000
                Revenue Bonds, 1998B, 5.200%, 12/01/18 (Alternative Minimum Tax) (DD)

   5,000,000   Michigan State Hospital Finance Authority, Hospital Revenue Bonds,           11/06 at 102        AAA       5,411,250
                (Sparrow Obligated Group), Series 1996, 5.900%, 11/15/26

   8,280,000   Michigan State Housing Development Authority, Rental Housing Revenue          4/07 at 102        AAA       8,852,645
                Bonds, 1997 Series A, 6.100%, 10/01/33 (Alternative Minimum Tax)

   2,000,000   Michigan Strategic Fund Limited Obligation Refunding Revenue Bonds           12/01 at 102        AAA       2,196,320
                (The Detroit Edison Company Pollution Control Bonds Project),
                Collateralized Series 1991DD, 6.875%, 12/01/21

   1,085,000   School District of the City of River Rouge, County of Wayne, State of     5/03 at 101 1/2        AAA       1,141,442
                Michigan, 1993 School Building and Site Bonds (General Obligation -
                Unlimited Tax), 5.625%, 5/01/22
-----------------------------------------------------------------------------------------------------------------------------------
               Mississippi - 0.8%

   6,400,000   Medical Center Educational Building Corporation (Mississippi), Revenue       12/04 at 102        AAA       7,179,200
                Bonds, Series 1993 (University of Mississippi Medical Center Project),
                5.900%, 12/01/23 (Pre-refunded to 12/01/04)

   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                   Provisions*  Ratings**           Value
-----------------------------------------------------------------------------------------------------------------------------------
               Missouri - 1.3%

$  2,000,000   The Industrial Development Authority of St. Charles County,                   4/08 at 102        AAA    $  2,035,380
                 Missouri, Multifamily Housing Revenue Bonds (Ashwood
                 Apartments Project), Series 1998A, 5.600%, 4/01/30
                 (Alternative Minimum Tax)

   7,950,000   St. Louis Municipal Finance Corporation, City Justice Center,                 2/06 at 102        AAA       8,736,017
                 Leasehold Revenue Improvement Bonds, Series 1996A (City of
                 St. Louis, Missouri, Lessee), 5.950%, 2/15/16
-----------------------------------------------------------------------------------------------------------------------------------
               Nebraska - 0.6%

   5,000,000   Nebraska Investment Finance Authority, Health Facilities Revenue              2/08 at 102        AAA       5,250,750
                 Bonds (Children's Healthcare Services Obligated Group),
                 Series 1997, 5.500%, 8/15/27
-----------------------------------------------------------------------------------------------------------------------------------
               Nevada - 0.6%

   2,500,000   County of Churchill, Nevada, Health Care Facilities Revenue                   1/04 at 102        AAA       2,736,900
                 Bonds (Western Health Network, Inc.), Series 1994A,
                 6.000%, 1/01/24

   2,000,000   Clark County, Nevada, Industrial Development Refunding Revenue               10/02 at 102        AAA       2,253,700
                 Bonds (Nevada Power Company Project), Series 1992C, 7.200%,
                 10/01/22
-----------------------------------------------------------------------------------------------------------------------------------
               New Hampshire - 0.4%

   2,850,000   New Hampshire Higher Educational and Health Facilities Authority,             7/02 at 102        AAA       3,112,343
                 Revenue Refunding Bonds, University System of New Hampshire Issue,
                 Series 1992, 6.250%, 7/01/20
-----------------------------------------------------------------------------------------------------------------------------------
               New Jersey - 0.2%

   1,745,000   Housing Finance Corporation of the Township of Pennsauken                     4/05 at 100        AAA       1,812,706
                 (Pennsauken, New Jersey), Section 8 Assisted Housing Revenue Bonds
                 (Pennsauken Housing Associates - 1979 Elderly Project), 8.000%, 4/01/11
-----------------------------------------------------------------------------------------------------------------------------------
               New Mexico - 0.6%

   3,000,000   City of Albuquerque, New Mexico, Hospital System Revenue Bonds,               8/99 at 100        AAA       3,055,320
                 1992 Series B (Presbyterian Healthcare Services), 6.600%, 8/01/07

   4,445,000   City of Farmington, New Mexico, Pollution Control Revenue Refunding          12/02 at 102        AAA       4,911,769
                 Bonds, 1992 Series A (Public Service Company of New Mexico San Juan
                 and Four Corners Projects), 6.375%, 12/15/22
-----------------------------------------------------------------------------------------------------------------------------------
               New York - 9.6%

               Metropolitan Transportation Authority (New York), Commuter Facilities
               Revenue Bonds, Series 1992B:
   4,955,000     6.250%, 7/01/17 (Pre-refunded to 7/01/02)                                   7/02 at 102        AAA       5,475,671
   6,925,000     6.250%, 7/01/22 (Pre-refunded to 7/01/02)                                   7/02 at 102        AAA       7,652,679

   5,000,000   Metropolitan Transportation Authority, Commuter Facilities Revenue        7/04 at 101 1/2        AAA       5,690,800
                 Bonds, Series 1994A, 6.375%, 7/01/18 (Pre-refunded to 7/01/04)

   5,925,000   The City of New York, General Obligation Bonds, Fiscal 1992 Series C,     8/02 at 101 1/2        AAA       6,609,160
                 Fixed Rate Bonds, Subseries C-1, 6.625%, 8/01/12 (Pre-refunded to 8/01/02)

      75,000   The City of New York, General Obligation Bonds, Fiscal 1992 Series C,     8/02 at 101 1/2        AAA          82,886
                 6.625%, 8/01/12

   3,750,000   The City of New York, General Obligation Bonds, Fiscal 1992 Series B,     2/02 at 101 1/2        AAA       4,140,900
                 7.000%, 2/01/18

               The City of New York (New York), General Obligation Bonds, Fiscal 1993
               Series E:
     695,000     6.000%, 5/15/16 (Pre-refunded to 5/15/03)                               5/03 at 101 1/2        AAA         767,773
   2,315,000     6.000%, 5/15/16                                                         5/03 at 101 1/2        AAA       2,516,868

  19,500,000   The City of New York Municipal Water Finance Authority, Water and             6/06 at 101        AAA      20,123,220
                 Sewer System Revenue Bonds, Series A, 5.375%, 6/15/26

               New York City, Municipal Water Finance Authority, Water and Sewer
               Revenue Bonds, Fiscal 1992 Series A:
   3,010,000     6.750%, 6/15/16 (Pre-refunded to 6/15/01)                                   6/01 at 101        AAA       3,275,482
     990,000     6.750%, 6/15/16                                                             6/01 at 101        AAA       1,069,982

   2,330,000   New York City (New York), Municipal Water Finance Authority, Water            6/01 at 101        AAA       2,518,241
                 and Sewer System Revenue Bonds, Fiscal 1992 Series A, 6.750%, 6/15/16

   4,470,000   New York City Municipal Water Finance Authority, Water and Sewer System   6/02 at 101 1/2        AAA       4,684,828
                 Revenue Bonds, Fiscal 1993 Series A, 5.750%, 6/15/18

              Portfolio of Investments (Unaudited)
              Nuveen Insured Municipal Bond Fund (continued)
              October 31, 1998


   Principal                                                                                Optional Call                    Market
      Amount   Description                                                                    Provisions*  Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               New York (continued)
$  3,900,000   New York City Transit Authority, Transit Facilities Refunding                 No Opt. Call        AAA   $  4,142,853
                 Revenue Bonds, Series 1993 (Livingston Plaza Project),
                 5.400%, 1/01/18

               New York City Industrial Development Agency, Civic Facility Revenue
               Bonds (USTA National Tennis Center Incorporated Project):
   3,500,000     6.500%, 11/15/10                                                            11/04 at 102        AAA      3,990,105
   3,000,000     6.600%, 11/15/11                                                            11/04 at 102        AAA      3,438,570

   5,240,000   Triborough Bridge and Tunnel Authority, Special Obligation Refunding           1/01 at 102        AAA      5,660,143
                 Bonds, Series 1991B, 6.875%, 1/01/15
------------------------------------------------------------------------------------------------------------------------------------
               Ohio -- 0.3%

   2,500,000   Dublin City School District, Franklin, Delaware and Union Counties,           12/02 at 102        AAA      2,781,675
                 Ohio, Various Purpose School Building Construction and Improvement
                 Bonds (General Obligation -- Unlimited Tax),
                 6.200%, 12/01/99 (Pre-refunded to 12/01/02)
------------------------------------------------------------------------------------------------------------------------------------
               Oklahoma -- 0.7%

     180,000   Muskogee County Home Finance Authority (Oklahoma), Single Family               6/00 at 102        AAA        187,954
                 Mortgage Revenue Refunding Bonds, Series 1990A, 7.600%, 12/01/10

   5,000,000   Oklahoma Industries Authority, Health System Revenue Bonds (Obligated          8/05 at 102        AAA      5,632,450
                 Group Consisting of Baptist Medical Center of Oklahoma, Inc., South
                 Oklahoma City Health Corporation and Baptist Rural Health System,
                 Inc.), Fixed Rate Bonds, 6.250%, 8/15/12
------------------------------------------------------------------------------------------------------------------------------------
               Pennsylvania -- 2.1%

   9,000,000   The Hospital Authority of the County of Beaver (Pennsylvania), Revenue         5/08 at 101        AAA      8,802,720
                 Bonds, Series 1998 (Valley Health System), 5.000%, 5/15/28

   3,000,000   North Penn Water Authority (Montgomery County, Pennsylvania), Water           11/04 at 101        AAA      3,516,390
                 Revenue Bonds, Series of 1994, 7.000%, 11/01/24 (Pre-refunded to
                 11/01/04)

   3,900,000   The Philadelphia Municipal Authority, Philadelphia, Pennsylvania,             11/01 at 102        AAA      4,362,033
                 Justice Lease Revenue Bonds, 1991 Series B, 7.125%, 11/15/18
                 (Pre-refunded to 11/15/01)

   1,000,000   Washington County Hospital Authority (Pennsylvania), Hospital Revenue          7/00 at 102        AAA      1,071,470
                 Refunding Bonds, Series A of 1990 (The Washington Hospital Project),
                 7.150%, 7/01/17
------------------------------------------------------------------------------------------------------------------------------------
               Puerto Rico -- 0.5%

   3,750,000   Commonwealth of Puerto Rico, Public Improvement Bonds of 1992 (General     7/02 at 101 1/2        AAA      4,188,788
                 Obligation Bonds) 6.600%, 7/01/13 (Pre-refunded to 7/01/02)
------------------------------------------------------------------------------------------------------------------------------------
               Rhode Island -- 2.8%

   4,000,000   City of Cranston, Rhode Island, General Obligation Bonds,                  7/01 at 101 1/2        AAA      4,422,040
                 7.200%, 7/15/11 (Pre-refunded to 7/15/01)

   3,130,000   Kent County Water Authority (Rhode Island), General Revenue Bonds,             7/04 at 102        AAA      3,511,610
                 1994 Series A, 6.350%, 7/15/14

   1,000,000   Providence Housing Development Corporation, Mortgage Revenue Refunding         7/04 at 102        AAA      1,084,240
                 Bonds, Series 1994A (FHA Insured Mortgage Loan -- Barbara Jordan
                 Apartments Project), Providence, Rhode Island, 6.350%, 7/01/15

   2,250,000   Rhode Island Depositors Economic Corporation, Special Obligation Bonds,        8/02 at 102        AAA      2,519,618
                 1992 Series A, 6.625%, 8/01/19 (Pre-refunded to 8/01/02)

  10,000,000   Rhode Island Clean Water Finance Agency, Wastewater Treatment System           9/07 at 102        AAA     10,640,700
                 Revenue Bonds (City of Cranston/Triton Ocean State LLC Project),
                 Series 1997,5.800%, 9/01/22 (Alternative Minimum Tax)

   2,000,000   Rhode Island Port Authority and Economic Development Corporation,              7/03 at 102        AAA      1,998,480
                 Airport System, 5.250%, 7/01/23 (Alternative Minimum Tax)


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               South Carolina - 3.3%

               Charleston County, South Carolina, Charleston Public Facilities
               Corporation, Certificates of Participation, Series 1994B:
$ 1,430,000     6.875%, 6/01/14 (Pre-refunded to 6/01/04)                                    6/04 at 102         AAA   $  1,667,037
     70,000     6.875%, 6/01/14                                                              6/04 at 102         AAA         79,836
  2,385,000     7.000%, 6/01/19 (Pre-refunded to 6/01/04)                                    6/04 at 102         AAA      2,794,528
    115,000     7.000%, 6/01/19                                                              6/04 at 102         AAA        131,865

  5,435,000    Greenville Memorial Auditorium District, Public Facilities                    3/06 at 102         AAA      5,864,854
                Corporation, Greenville Memorial Auditorium District,
                Taxable Certificates of Participation (Bi-Lo Center Project),
                Series 1996C, 5.750%, 3/01/22

 15,000,000    Orangburg County, South Carolina, Solid Waste Disposal Facilities            11/02 at 101         AAA     15,602,100
                Revenue Bond (South Carolina Electric and Gas Company Project), Series
                1994, 5.700%, 11/01/24 (Alternative Minimum Tax)

  2,000,000    City of Rock Hill, South Carolina, Combined Utility System Revenue            1/01 at 102         AAA      2,139,760
                Bonds, Series 1991, 6.375%, 1/01/15
-----------------------------------------------------------------------------------------------------------------------------------
               Texas - 6.6%

  4,000,000    Amarillo Health Facilities Corporation, Hospital Revenue Bonds                1/08 at 101         Aaa      3,921,720
                (Baptist St. Anthonys Hospital Corporation Project), Series 1998,
                5.000%, 1/01/22

  3,000,000    Bexar County (Texas), Health Facilities Development Corporation,              8/04 at 102         AAA      3,481,230
                Hospital Revenue Bonds (Baptist Memorial Hospital System Project),
                Series 1994, 6.750%, 8/15/19 (Pre-refunded to 8/15/04)

  4,575,000    Harris County, Texas, Toll Road Senior Lien, Revenue Refunding                8/02 at 102         AAA      5,107,576
                Bonds, Series 1992A, 6.500%, 8/15/17 (Pre-refunded to 8/15/02)

  1,000,000    Harris County Hospital District Refunding Revenue Bonds, Texas,              No Opt. Call         AAA      1,216,200
                Series 1990, 7.400%, 2/15/10

    500,000    City of Houston, Texas, Senior Lien Hotel Occupancy Tax and                   7/01 at 100         Aaa        542,935
                Parking Facilities, Weekly Adjustable/Fixed Rate
                Revenue Bonds, Series 1985, Custodial Receipts, Series A,
                7.000%, 7/01/15 (Pre-refunded to 7/01/01)

    825,000    Lower Colorado River Authority, Priority Refunding Revenue Bonds,             1/01 at 102         AAA        894,176
                Series 1991, Series B, 7.000%, 1/01/11

               Ratama Development Corporation, Special Facilities Revenue Bonds
                (Retama Park Racetrack Project), Series 1993:
  9,715,000     8.750%, 12/15/18                                                            No Opt. Call         AAA     14,449,508
  5,405,000     10.000%, 12/15/20                                                           No Opt. Call         AAA      9,054,726

  5,000,000    Tarrant County Health Facilities Development Corporation, Hospital           No Opt. Call         AAA      5,689,750
                Revenue Refunding and Improvement Bonds (Fort Worth Osteopathic
                Hospital, Inc. Project), Series 1993, 6.000%, 5/15/21

  6,080,000    Texas Health Facilities Development Corporation, Hospital Revenue             8/03 at 102         AAA      6,719,251
                Bonds (All Saints Episcopal Hospitals of Fort Worth Project),
                Series 1993B, 6.250%, 8/15/22

  5,115,000    Texas Department Of Housing And Community Affairs, Single Family              9/07 at 102         AAA      5,327,631
                Mortgage Revenue Bonds, 1997 Series A, Teams Structure, 5.800%,
                9/01/29 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Utah - 0.9%

  3,055,000    State of Utah, State Building Ownership Authority, Lease Revenue             11/05 at 100         AAA      3,387,140
                Bonds (State Facilities Master Lease Program), Series 1995A,
                5.750%, 5/15/18

     90,000    Utah Housing Finance Agency, Single Family Mortgage Senior Bonds,            No Opt. Call         AAA         97,782
                1988 Issue C (Federally Insured or Guaranteed Mortgage Loans),
                8.375%, 7/01/19

  3,500,000    White City Water Improvement District, Salt Lake County, Utah,                2/05 at 100         AAA      4,006,030
                General Obligation Water Bonds, Series 1995, 6.600%, 2/01/25
                (Pre-refunded to 2/01/05)
-----------------------------------------------------------------------------------------------------------------------------------
               Vermont - 1.1%

  9,235,000    Vermont Housing Finance Agency, Single Family Housing Bonds,              6/07 at 101 1/2         AAA      9,778,849
                Series 9, 5.900%, 5/01/29 (Alternative Minimum Tax)

Portfolio of Investments (Unaudited)
Nuveen Insured Municipal Bond Fund (continued)
October 31, 1998


   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Washington - 1.6%

$  4,900,000   Public Utility District No. 1, of Chelan County, Washington,                  7/08 at 102         AAA   $  4,888,632
                 Chelan Hydro Consolidated System Revenue Bonds, Series 1998B,
                 5.250%, 7/01/33 (Alternative Minimum Tax)

   1,000,000   City of Marysville, Washington, Water and Sewer Revenue Bonds, 1991,         12/03 at 100         AAA      1,146,539
                 7.000%, 12/01/11 (Pre-refunded to 12/01/03)

   5,000,000   Washington Public Power Supply System, Nuclear Project No. 2,                No Opt. Call         AAA      5,380,199
                 Refunding Revenue Bonds, Series 1993B, 5.400%, 7/01/05

   2,000,000   Bellingham School District No. 501, Whatcom County, Washington,              12/04 at 100         AAA      2,212,139
                 Unlimited Tax General Obligation Bonds, 1994, 6.125%, 12/01/13
-----------------------------------------------------------------------------------------------------------------------------------
               Wisconsin - 0.4%

   2,000,000   City of Superior, Wisconsin, Limited Obligation Refunding Revenue            No Opt. Call         AAA      2,517,499
                 Bonds (Midwest Energy Resources Company Project), Series E-1991
                 (Collateralized), 6.900%, 8/01/21

   1,000,000   Three Lakes School District, General Obligation, 6.750%, 4/01/12              4/03 at 100         AAA      1,121,309
                 (Pre-refunded to 4/01/03)
-----------------------------------------------------------------------------------------------------------------------------------
               Wyoming - 0.2%

   2,000,000   The Trustees of the University of Wyoming, Facilities Revenue                 6/00 at 101         AAA      2,122,599
                 Bonds, Series 1991, 7.100%, 6/01/10
-----------------------------------------------------------------------------------------------------------------------------------
$806,956,000   Total Investments - (cost $774,885,043) - 99.9%                                                          855,294,100
============-----------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 0.1%                                                                       1,218,830
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $856,512,930
               ====================================================================================================================



* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
**   Ratings: Using the higher of Standard & Poor's or Moody's rating.
(DD) Security purchased on a delayed-delivery basis (note 1).


                                 See accompanying notes to financial statements.
26

Statement of Net Assets (Unaudited)
October 31, 1998


                                                                                                                             Insured
                                                                                                    Municipal Bond    Municipal Bond
------------------------------------------------------------------------------------------------------------------------------------
Assets
Investments in municipal securities, at market value (note 1)                                       $2,944,750,618      $855,294,100
Cash                                                                                                     1,160,568                --
Receivables:
  Interest                                                                                              52,628,716        15,483,055
  Investments sold                                                                                       9,252,556                --
  Shares sold                                                                                              851,501           161,056
Other assets                                                                                                 5,796             2,680
------------------------------------------------------------------------------------------------------------------------------------
      Total assets                                                                                   3,008,649,755       870,940,891
------------------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                                                  --           854,321
Payables:
  Investments purchased                                                                                 12,445,009        10,406,768
  Shares redeemed                                                                                          841,143           335,585
Accrued expenses:
  Management fees (note 6)                                                                               1,144,584           347,123
  12b-1 distribution and service fees (notes 1 and 6)                                                       25,387            30,467
  Other                                                                                                    347,506           186,708
Dividends payable                                                                                        9,139,053         2,266,989
------------------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                                                                 23,942,682        14,427,961
------------------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                                                 $2,984,707,073      $856,512,930
====================================================================================================================================
Class A Shares (note 1)
Net assets                                                                                          $  108,080,094      $100,922,238
Shares outstanding                                                                                      11,177,002         8,937,568
Net asset value and redemption price per share                                                      $         9.67      $      11.29
Offering price per share (net asset value per share plus maximum sales charge of
  4.20% of offering price)                                                                          $        10.09      $      11.78
====================================================================================================================================
Class B Shares (note 1)
Net assets                                                                                          $    6,625,434      $  9,818,380
Shares outstanding                                                                                         685,131           869,445
Net asset value, offering and redemption price per share                                            $         9.67      $      11.29
====================================================================================================================================
Class C Shares (note 1)
Net assets                                                                                          $    5,865,619      $  9,311,588
Shares outstanding                                                                                         606,971           832,493
Net asset value, offering and redemption price per share                                            $         9.66      $      11.19
====================================================================================================================================
Class R Shares (note 1)
Net assets                                                                                          $2,864,135,926      $736,460,724
Shares outstanding                                                                                     296,019,324        65,467,978
Net asset value, offering and redemption price per share                                            $         9.68      $      11.25
====================================================================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations (Unaudited)
Six Months Ended October 31, 1998

                                                                                              Insured
                                                                     Municipal Bond    Municipal Bond
-----------------------------------------------------------------------------------------------------
Investment Income (note 1)                                             $ 81,584,873       $23,839,837
-----------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                  6,723,129         2,024,203
12b-1 service fees - Class A (notes 1 and 6)                                103,993            97,095
12b-1 distribution and service fees - Class B (notes 1 and 6)                24,272            35,439
12b-1 distribution and service fees - Class C (notes 1 and 6)                21,030            32,547
Shareholders' servicing agent fees and expenses                           1,481,287           445,280
Custodian's fees and expenses                                               159,178            63,586
Trustees' fees and expenses (note 6)                                         24,701             8,130
Professional fees                                                            27,276             7,340
Shareholders' reports - printing and mailing expenses                       332,802            80,053
Federal and state registration fees                                          39,253            28,077
Portfolio insurance expense                                                      --            13,119
Other expenses                                                               42,124            14,031
-----------------------------------------------------------------------------------------------------
Total expenses                                                            8,979,045         2,848,900
-----------------------------------------------------------------------------------------------------
Net investment income                                                    72,605,828        20,990,937
-----------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)            6,047,337           321,452
Net change in unrealized appreciation or depreciation of investments     59,477,394        19,431,888
-----------------------------------------------------------------------------------------------------
Net gain from investments                                                65,524,731        19,753,340
-----------------------------------------------------------------------------------------------------
Net increase in net assets from operations                             $138,130,559       $40,744,277
=====================================================================================================

                                 See accompanying notes to financial statements.
28

Statement of Changes in Net Assets (Unaudited)
October 31, 1998


                                                                   Municipal Bond                     Insured Municipal Bond
                                                         ----------------------------------    -------------------------------------
                                                         Six Months Ended        Year Ended    Six Months Ended          Year Ended
                                                                 10/31/98           4/30/98            10/31/98             4/30/98
------------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                      $   72,605,828    $  147,700,569        $ 20,990,937        $ 41,918,555
Net realized gain from investment transactions
 (notes 1 and 4)                                                6,047,337         7,384,205             321,452           6,786,199
Net change in unrealized appreciation or depreciation
 of investments                                                59,477,394       100,807,694          19,431,888          23,049,222
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                    138,130,559       255,892,468          40,744,277          71,753,976
------------------------------------------------------------------------------------------------------------------------------------

Distributions to Shareholders (note 1)
From undistributed net investment income:
  Class A                                                      (2,407,760)       (4,066,811)         (2,289,112)         (3,941,471)
  Class B                                                         (98,998)          (85,661)           (142,515)           (102,807)
  Class C                                                        (114,508)         (205,194)           (180,460)           (294,623)
  Class R                                                     (69,502,919)     (144,088,029)        (18,120,459)        (37,785,864)
From accumulated net realized gains from investment
 transactions:
  Class A                                                              --          (268,871)                 --            (249,043)
  Class B                                                              --            (6,710)                 --              (6,889)
  Class C                                                              --           (15,012)                 --             (20,375)
  Class R                                                              --        (9,099,862)                 --          (2,288,357)
------------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders     (72,124,185)     (157,836,150)        (20,732,546)        (44,689,429)
------------------------------------------------------------------------------------------------------------------------------------

Fund Share Transactions (note 2)
Net proceeds from sale of shares                               74,519,413       188,619,020          38,672,715          75,516,982
Net proceeds from shares issued to shareholders due to
 reinvestment of distributions                                 55,007,437       123,635,013          13,507,168          30,119,890
------------------------------------------------------------------------------------------------------------------------------------
                                                              129,526,850       312,254,033          52,179,883         105,636,872
------------------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed                                      (135,318,722)     (336,624,740)        (46,235,232)        (92,161,203)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
 transactions                                                  (5,791,872)      (24,370,707)          5,944,651          13,475,669
------------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                     60,214,502        73,685,611          25,956,382          40,540,216
Net assets at the beginning of period                       2,924,492,571     2,850,806,960         830,556,548         790,016,332
------------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of period                            $2,984,707,073    $2,924,492,571        $856,512,930        $830,556,548
====================================================================================================================================
Balance of undistributed net investment income at
 the end of period                                         $    1,014,055    $      532,412        $    578,411        $    320,020
====================================================================================================================================



                                 See accompanying notes to financial statements.

Notes to Financial Statements (Unaudited)


1. General Information and Signicant Accounting Policies

The Nuveen Flagship Municipal Trust (the "Trust") is an open-end diversified investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Municipal Bond Fund ("Municipal Bond") and the Nuveen Insured Municipal Bond Fund ("Insured Municipal Bond") (collectively the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

Each fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At October 31, 1998, Municipal Bond and Insured Municipal Bond had outstanding when-issued and delayed delivery purchase commitments of $12,445,009 and $3,515,672, respectively.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to the shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Insurance

Insured Municipal Bond invests in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended October 31, 1998.

Expense Allocation

Expenses of each Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                                              Municipal Bond
                                                                        -----------------------------------------------------------
                                                                          Six Months Ended 10/31/98            Year Ended 4/30/98
                                                                        -----------------------------------------------------------
                                                                            Shares             Amount         Shares         Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                                1,510,342      $  14,484,256      3,610,340   $ 34,138,865
  Class B                                                                  265,907          2,559,586        425,808      4,027,584
  Class C                                                                  123,604          1,187,661        198,476      1,867,171
  Class R                                                                5,874,461         56,287,910     15,747,999    148,585,400
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                  167,174          1,604,318        314,639      2,970,090
  Class B                                                                    6,583             63,212          5,660         53,689
  Class C                                                                    8,521             81,696         18,178        171,005
  Class R                                                                5,547,576         53,258,211     12,768,468    120,440,229
-----------------------------------------------------------------------------------------------------------------------------------
                                                                        13,504,168        129,526,850     33,089,568    312,254,033
-----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                                 (760,392)        (7,298,120)    (1,356,476)   (12,834,251)
  Class B                                                                  (24,727)          (236,598)       (45,312)      (430,447)
  Class C                                                                  (42,484)          (407,689)      (285,886)    (2,670,807)
  Class R                                                              (13,271,965)      (127,376,315)   (33,956,929)  (320,689,235)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                       (14,099,568)      (135,318,722)   (35,644,603)  (336,624,740)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease)                                                   (595,400)     $  (5,791,872)    (2,555,035) $ (24,370,707)
===================================================================================================================================

                                                                                         Insured Municipal Bond
                                                                        -----------------------------------------------------------
                                                                          Six Months Ended 10/31/98            Year Ended 4/30/98
                                                                        -----------------------------------------------------------
                                                                            Shares             Amount         Shares         Amount
-----------------------------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                                                1,162,412      $  13,001,541      2,354,322   $ 26,011,707
  Class B                                                                  431,558          4,825,958        407,571      4,505,416
  Class C                                                                  163,935          1,818,162        311,528      3,417,614
  Class R                                                                1,709,578         19,027,054      3,788,731     41,582,245
Shares issued to shareholders due to reinvestment of distributions:
  Class A                                                                  126,596          1,417,060        242,808      2,675,963
  Class B                                                                    5,617             62,910          5,134         56,987
  Class C                                                                   11,426            126,667         22,045        240,583
  Class R                                                                1,067,479         11,900,531      2,475,051     27,146,357
-----------------------------------------------------------------------------------------------------------------------------------
                                                                         4,678,601         52,179,883      9,607,190    105,636,872
-----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                                                 (554,421)        (6,201,702)      (891,941)    (9,818,160)
  Class B                                                                  (20,380)          (227,657)        (5,821)       (65,030)
  Class C                                                                  (78,612)          (871,320)      (129,381)    (1,413,103)
  Class R                                                               (3,498,567)       (38,934,553)    (7,358,468)   (80,864,910)
-----------------------------------------------------------------------------------------------------------------------------------
                                                                        (4,151,980)       (46,235,232)    (8,385,611)   (92,161,203)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase                                                               526,621       $  5,944,651      1,221,579   $ 13,475,669
===================================================================================================================================

3. Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on December 1, 1998, to shareholders of record on November 9, 1998, as follows:

                                                                       Insured
                                                Municipal Bond  Municipal Bond
------------------------------------------------------------------------------
Dividend per share:
 Class A                                                $.0375          $.0445
 Class B                                                 .0315           .0375
 Class C                                                 .0330           .0390
 Class R                                                 .0390           .0460
==============================================================================

4. Securities Transactions

Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the six months ended October 31, 1998, were as follows:

                                                                       Insured
                                                Municipal Bond  Municipal Bond
------------------------------------------------------------------------------
Purchases:
 Investments in municipal securities              $121,855,590     $57,813,666
 Temporary municipal investments                    95,183,000      47,500,000
Sales:
 Investments in municipal securities               123,888,171      38,711,465
 Temporary municipal investments                    95,183,000      47,500,000
==============================================================================

At October 31, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 1998, were as follows:

                                                                       Insured
                                               Municipal Bond   Municipal Bond
------------------------------------------------------------------------------
Gross unrealized:
 appreciation                                    $287,718,955      $80,533,250
 depreciation                                      (1,001,052)        (124,193)
------------------------------------------------------------------------------
Net unrealized appreciation                      $286,717,903      $80,409,057
==============================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:



Average Daily Net Asset Value                                   Management Fee
------------------------------------------------------------------------------
For the first $125 million                                          .5000 of 1%
For the next $125 million                                           .4875 of 1
For the next $250 million                                           .4750 of 1
For the next $500 million                                           .4625 of 1
For the next $1 billion                                             .4500 of 1
For net assets over $2 billion                                      .4250 of 1
==============================================================================

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of each Fund in order to limit total expenses to .75 of 1% of the average daily net asset value of Municipal Bond and .975 of 1% of the average daily net asset value of Insured Municipal Bond, excluding any 12b-1 fees applicable to Class A, B and C Shares. The Adviser may also voluntarily agree to reimburse additional expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended October 31, 1998, the Distributor collected sales charges on purchases of Class A Shares for Municipal Bond and Insured Municipal Bond of which the majority were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended October 31, 1998, the Distributor compensated authorized dealers directly with approximately $97,500 and $209,400 in commission advances at the time of purchase for Municipal Bond and Insured Municipal Bond, respectively. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees on Class B Shares, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended October 31, 1998, the Distributor retained approximately $31,100 and $47,600 in such 12b-1 fees for Municipal Bond and Insured Municipal Bond, respectively. The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor retained approximately $10,900 and $11,600 of CDSC on share redemptions for Municipal Bond and Insured Municipal Bond, respectively, during the six months ended October 31, 1998.

7. Composition of Net Assets
At October 31, 1998, the Funds had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                                     Insured
                                                             Municipal Bond   Municipal Bond
--------------------------------------------------------------------------------------------
Capital paid-in                                              $2,689,637,107     $773,152,889
Balance of undistributed net investment income                    1,014,055          578,411
Accumulated net realized gain from investment transactions        7,338,008        2,372,573
Net unrealized appreciation of investments                      286,717,903       80,409,057
--------------------------------------------------------------------------------------------
Net assets                                                   $2,984,707,073     $856,512,930
============================================================================================

8. Investment Composition
At October 31, 1998, revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:

                                                                                     Insured
                                                             Municipal Bond   Municipal Bond
--------------------------------------------------------------------------------------------
Education and Civic Organizations                                         1%               4%
Health Care                                                              18               16
Housing/Multifamily                                                       7                2
Housing/Single Family                                                     5                7
Tax Obligation/General                                                    7               12
Tax Obligation/Limited                                                    9               10
Transportation                                                            7                3
U.S. Guaranteed                                                          11               29
Utilities                                                                25                9
Water and Sewer                                                           9                6
Other                                                                     1                2
--------------------------------------------------------------------------------------------
                                                                        100%             100%
============================================================================================

Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. government or U.S. government agency securities, either of which ensure the timely payment of principal and interest in the event of default (36% for Municipal Bond and 100% for Insured Municipal
Bond). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of the Funds' shares (see note 1).

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)             Investment Operations              Less Distributions
                              ---------------------------------   ---------------------------
MUNICIPAL BOND                                     Net
                                             Realized/                Net                        Ending
                  Beginning          Net    Unrealized            Invest-                           Net
Year Ended        Net Asset   Investment    Investment               ment    Capital              Asset         Total
April 30,             Value   Income (a)   Gain (Loss)    Total    Income       Gain    Total     Value    Return (b)
---------------------------------------------------------------------------------------------------------------------
Class A (6/95)
    1999 (f)          $9.46         $.23         $ .21    $ .44    $(.23)     $ .--    $(.23)     $9.67          4.63%
    1998               9.14          .46           .35      .81     (.46)      (.03)    (.49)      9.46          9.00
    1997 (c)           9.24          .08          (.10)    (.02)    (.08)        --     (.08)      9.14          (.23)
    1997 (d)           9.28          .48            --      .48     (.47)      (.05)    (.52)      9.24          5.26
    1996 (e)           9.15          .34           .14      .48     (.32)      (.03)    (.35)      9.28          5.33

Class B (2/97)
    1999 (f)           9.46          .19           .21      .40     (.19)        --     (.19)      9.67          4.24
    1998               9.15          .38           .35      .73     (.39)      (.03)    (.42)      9.46          8.09
    1997 (c)           9.24          .09          (.11)    (.02)    (.07)        --     (.07)      9.15          (.25)
    1997 (e)           9.23          .03           .01      .04     (.03)        --     (.03)      9.24           .47

Class C (6/95)
    1999 (f)           9.44          .20           .22      .42     (.20)        --     (.20)      9.66          4.45
    1998               9.14          .40           .34      .74     (.41)      (.03)    (.44)      9.44          8.20
    1997 (c)           9.23          .07          (.09)    (.02)    (.07)        --     (.07)      9.14          (.21)
    1997 (d)           9.26          .42            --      .42     (.40)      (.05)    (.45)      9.23          4.64
    1996 (e)           9.15          .29           .13      .42     (.28)      (.03)    (.31)      9.26          4.59

Class R (11/76)
    1999 (f)           9.46          .24           .21      .45     (.23)        --     (.23)      9.68          4.84
    1998               9.15          .48           .34      .82     (.48)      (.03)    (.51)      9.46          9.09
    1997 (c)           9.24          .08          (.09)    (.01)    (.08)        --     (.08)      9.15          (.09)
    1997 (d)           9.28          .49           .01      .50     (.49)      (.05)    (.54)      9.24          5.53
    1996 (d)           9.00          .51           .31      .82     (.51)      (.03)    (.54)      9.28          9.31
    1995 (d)           9.28          .52          (.21)     .31     (.51)      (.08)    (.59)      9.00          3.60
    1994 (d)           9.45          .52          (.07)     .45     (.52)      (.10)    (.62)      9.28          4.79
=====================================================================================================================

                                                         Ratios/Supplemental Data
                     ------------------------------------------------------------------------------------------------
                                                     Ratio of Net
                                         Ratio of      Investment            Ratio of        Ratio of Net
                                      Expenses to       Income to            Expenses          Investment
                                      Average Net    Average  Net          to Average   Income to Average   Portfolio
                       Ending Net   Assets Before   Assets Before    Net Assets After    Net Assets After    Turnover
                     Assets (000)   Reimbursement   Reimbursement   Reimbursement (a)   Reimbursement (a)        Rate
---------------------------------------------------------------------------------------------------------------------
Class A (6/95)
    1999 (f)           $  108,080             .79%*          4.66%*               .79%*              4.66%*         4%
    1998                   97,029             .80            4.83                 .80                4.83          10
    1997 (c)               70,331             .77*           5.13*                .77*               5.13*          2
    1997 (d)               68,204             .81            5.11                 .81                5.11          12
    1996 (e)               37,089             .86*           5.11*                .83*               5.14*         17

Class B (2/97)
    1999 (f)                6,625            1.54*           3.90*               1.54*               3.90*          4
    1998                    4,136            1.56            4.05                1.56                4.05          10
    1997 (c)                  468            1.53*           4.39*               1.53*               4.39*          2
    1997 (e)                   43            1.51*           5.23*               1.51*               5.23*         12

Class C (6/95)
    1999 (f)                5,866            1.34*           4.11*               1.34*               4.11*          4
    1998                    4,886            1.35            4.29                1.35                4.29          10
    1997 (c)                5,360            1.32*           4.58*               1.32*               4.58*          2
    1997 (d)                5,039            1.54            4.37                1.54                4.37          12
    1996 (e)                1,915            1.64*           4.33*               1.58*               4.39*         17

Class R (11/76)
    1999 (f)            2,864,136             .59*           4.87*                .59*               4.87*          4
    1998                2,818,442             .60            5.04                 .60                5.04          10
    1997 (c)            2,774,648             .57*           5.33*                .57*               5.33*          2
    1997 (d)            2,818,214             .57            5.35                 .57                5.35          12
    1996 (d)            2,878,641             .59            5.53                 .59                5.53          17
    1995 (d)            2,741,178             .59            5.79                 .59                5.79          17
    1994 (d)            2,700,007             .62            5.49                 .62                5.49          15
=====================================================================================================================

  *  Annualized.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c)  For the two months ended April 30.

(d)  For the fiscal year ended February 28/29.

(e)  From commencement of class operations as noted through February 28/29.

(f)  For the six months ended October 31, 1998.

Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)               Investment Operations             Less Distributions
                               ---------------------------------   ---------------------------
MUNICIPAL BOND                                      Net
                                              Realized/                Net                        Ending
                   Beginning          Net    Unrealized            Invest-                           Net
Year Ended         Net Asset   Investment    Investment               ment    Capital              Asset          Total
April 30,              Value   Income (a)   Gain (Loss)    Total    Income       Gain    Total     Value     Return (b)
-----------------------------------------------------------------------------------------------------------------------
Class A (9/94)
  1999 (f)            $11.03         $.27         $ .26    $ .53     $(.27)     $  --    $(.27)   $11.29           4.81%
  1998                 10.66          .54           .41      .95      (.55)      (.03)    (.58)    11.03           9.05
  1997 (c)             10.82          .09          (.16)    (.07)     (.09)        --     (.09)    10.66           (.63)
  1997 (d)             10.97          .56          (.13)     .43      (.54)      (.04)    (.58)    10.82           4.04
  1996 (d)             10.40          .54           .57     1.11      (.54)        --     (.54)    10.97          10.90
  1995 (e)             10.31          .26           .12      .38      (.27)      (.02)    (.29)    10.40           3.84
Class B (2/97)
  1999 (f)             11.03          .23           .26      .49      (.23)        --     (.23)    11.29           4.42
  1998                 10.67          .46           .39      .85      (.46)      (.03)    (.49)    11.03           8.14
  1997 (c)             10.82          .09          (.16)    (.07)     (.08)        --     (.08)    10.67           (.65)
  1997 (e)             10.80          .04           .02      .06      (.04)        --     (.04)    10.82            .55
Class C (9/94)
  1999 (f)             10.92          .24           .26      .50      (.23)        --     (.23)    11.19           4.65
  1998                 10.56          .48           .39      .87      (.48)      (.03)    (.51)    10.92           8.39
  1997 (c)             10.72          .08          (.16)    (.08)     (.08)        --     (.08)    10.56           (.73)
  1997 (d)             10.85          .46          (.09)     .37      (.46)      (.04)    (.50)    10.72           3.48
  1996 (d)             10.31          .46           .54     1.00      (.46)        --     (.46)    10.85           9.88
  1995 (e)             10.29          .23           .08      .31      (.27)      (.02)    (.29)    10.31           3.09
Class R (12/86)
  1999 (f)             10.98          .28           .27      .55      (.28)        --     (.28)    11.25           5.01
  1998                 10.62          .56           .39      .95      (.56)      (.03)    (.59)    10.98           9.17
  1997 (c)             10.78          .09          (.15)    (.06)     (.10)        --     (.10)    10.62           (.60)
  1997 (d)             10.92          .57          (.11)     .46      (.56)      (.04)    (.60)    10.78           4.38
  1996 (d)             10.38          .57           .54     1.11      (.57)        --     (.57)    10.92          10.94
  1995 (d)             10.81          .57          (.40)     .17      (.58)      (.02)    (.60)    10.38           1.85
  1994 (d)             10.85          .57           .02      .59      (.57)      (.06)    (.63)    10.81           5.47
=======================================================================================================================

                                                      Ratios/Supplemental Data
                  ------------------------------------------------------------------------------------------------
                                                  Ratio of Net
                                      Ratio of      Investment            Ratio of        Ratio of Net
                                   Expenses to       Income to            Expenses          Investment
                                   Average Net     Average Net          to Average   Income to Average   Portfolio
Year Ended          Ending Net   Assets Before   Assets Before    Net Assets After    Net Assets After    Turnover
April 30,         Assets (000)   Reimbursement   Reimbursement   Reimbursement (a)   Reimbursement (a)        Rate
------------------------------------------------------------------------------------------------------------------
Class A (9/94)
  1999 (f)            $100,922             .83%*          4.77%*               .83%*              4.77%*         5%
  1998                  90,459             .86            4.91                 .86                4.91          40
  1997 (c)              69,291             .84*           5.12*                .84*               5.12*         12
  1997 (d)              68,268             .87            5.07                 .87                5.07          35
  1996 (d)              46,943             .92            5.00                 .91                5.01          27
  1995 (e)              14,097            1.27*           5.28*               1.00*               5.55*         25
Class B (2/97)
  1999 (f)               9,818            1.57*           4.01*               1.57*               4.01*          5
  1998                   4,992            1.61            4.14                1.61                4.14          40
  1997 (c)                 488            1.59*           4.36*               1.59*               4.36*         12
  1997 (e)                 228            1.58*           4.84*               1.58*               4.84*         35
Class C (9/94)
  1999 (f)               9,312            1.38*           4.22*               1.38*               4.22*          5
  1998                   8,037            1.41            4.36                1.41                4.36          40
  1997 (c)               5,615            1.39*           4.57*               1.39*               4.57*         12
  1997 (d)               5,448            1.61            4.33                1.61                4.33          35
  1996 (d)               5,151            1.63            4.34                1.63                4.34          27
  1995 (e)               3,979            1.75*           4.83*               1.75*               4.83*         25
Class R (12/86)
  1999 (f)             736,461             .63*           4.97*                .63*               4.97*          5
  1998                 727,068             .66            5.12                 .66                5.12          40
  1997 (c)             714,622             .64*           5.31*                .64*               5.31*         12
  1997 (d)             732,587             .63            5.31                 .63                5.31          35
  1996 (d)             761,936             .63            5.33                 .63                5.33          27
  1995 (d)             736,702             .64            5.67                 .64                5.67          25
  1994 (d)             745,914             .65            5.21                 .65                5.21          11
==================================================================================================================

*    Annualized.

(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory.

(b) Total returns are calculated on net asset value without any sales charge and are not annualized.

(c)  For the two months ended April 30.

(d)  For the fiscal year ended February 28/29.

(e)  From commencement of class operations as noted through February 28/29.

(f)  For the six months ended October 31, 1998.

Fund Information



Board of Trustees

Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale


Fund Manager

Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Transfer Agent and
Shareholder Services

The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787


Legal Counsel

Morgan, Lewis &
Bockius LLP
Washington, D.C.


Independent Public
Accountants

Arthur Andersen LLP
Chicago, IL

Serving Investors for Generations



[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.


Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.




NUVEEN 1898
OUR SECOND CENTURY 1998
helping investors sustain the wealth of a lifetime./SM/

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL  60606-1286

www.nuveen.com

NUVEEN
Municipal
Bond Funds



October 31, 1998
Semiannual Report

Dependable, tax-free income
to help you keep more of
what you earn.



[PHOTO APPEARS HERE]



All-American

Intermediate

Limited Term

Highlights

As of October 31, 1998
For Class A shares on net asset value



Credit Quality                  Performance Highlights


Nuveen Flagship All-American Municipal Bond Fund

 [PIE CHART APPEARS HERE]       . ***** Five-star Morningstar Rating/TM*/
AAA/U.S. Guaranteed    34%
AA                      7%      . One-year total return of 7.75%
A                      19%
BBB/NR                 40%      . Outperformed Lipper's peer group average


Nuveen Flagship Intermediate Municipal Bond Fund

 [PIE CHART APPEARS HERE]       . **** Four-star Morningstar Rating/TM*/
AAA/U.S. Guaranteed    38%
AA                      7%      . One-year total return of 7.34%
A                      21%
BBB/NR                 34%      . Outperformed Lipper's peer group average
                                  and paralleled the Lehman 7-Year
                                  Municipal Bond Index


Nuveen Flagship Limited Term Municipal Bond Fund

 [PIE CHART APPEARS HERE]       . ***** Five-star Morningstar Rating/TM*/
AAA/U.S. Guaranteed    41%
AA                      5%      . One-year total return of 6.03%
A                      25%
BBB/NR                 29%      . Stable tax-free dividend for 17 consecutive
                                  months


Contents
 1  Dear Shareholder
 3 Nuveen Flagship All-American Municipal Bond Fund Commentary and Overview 6 Nuveen Flagship Intermediate Municipal Bond Fund Commentary and Overview 9 Nuveen Flagship Limited Term Municipal Bond Fund Commentary and Overview
12  Portfolio of Investments
40  Statement of Net Assets
41  Statement of Operations
42  Statement of Changes in Net Assets
43  Notes to Financial Statements
49  Financial Highlights
52  Building a Better Portfolio
53  Fund Information


/*/ Overall rating within the municipal bond category for Class A shares for the period ended October 31, 1998. Morningstar proprietary ratings reflect historical risk-adjusted performance. The ratings are subject to change every month. Past performance is no guarantee of future results. Morningstar ratings are calculated from a fund's three-, five- and 10-year average annual returns (if applicable) in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below 90-day T-bill returns. Limited Term and All-American received 4 stars, 4 stars, 5 stars for the three-, five-, and 10-year periods, respectively. Intermediate received 3 stars and 4 stars for the three- and five-year periods, respectively. The top 10% of the funds in an investment class receive 5 stars, the next 22.5% receive 4 stars, and the next 35% receive 3 stars. The funds were rated among 1,586, 972, and 366 funds for the three-, five-, and 10-year periods, respectively.

[Photo of Timothy R. Schwertfeger appears here]

Timothy R. Schwertfeger
Chairman of the Board


Wealth takes a lifetime to build.
Once achieved, it should be preserved.



Dear Shareholder

I'm pleased to report on the performance of the Nuveen Flagship All-American Municipal Bond Fund, the Nuveen Flagship Intermediate Municipal Bond Fund, and the Nuveen Flagship Limited Term Municipal Bond Fund for the 12 months ended October 31, 1998. Providing a reliable source of tax-free income and attractive after-tax total returns remains the primary investment objective for each of these funds. For each fund, we achieved this objective, illustrating once again that Nuveen tax-free mutual funds provide an excellent investment option for income-oriented investors.


The Year in Review

Over the past year, the markets endured bouts of volatility, as the Asian financial crisis spilled over into emerging markets and affected economies around the globe. This economic turmoil affected the U.S. equity market, which was very volatile over the past year. The Federal Reserve (the "Fed") intervened in an attempt to soften the impact of the financial crises abroad and in the U.S. equity market by lowering short-term interest rates in September by a quarter of a point. Since that time, the Fed has twice again reduced rates, bringing the federal funds rate to 4.75%. As long-term interest rates fell to historic lows, investors were reminded of the importance of professional management and a well balanced portfolio. Despite the market volatility throughout the year, your Nuveen Municipal Bond Fund continued to provide attractive current market yields and after-tax total returns. These funds represented a bright spot among fixed-income investments. Looking ahead, we will continue to focus on new municipal bond issuance while leveraging our institutional buying power to buy and sell securities at the best possible prices and identifying undervalued securities through proprietary market research.

Municipal Market Review

Over the past year, declining interest rates drove yields on 30-year Treasuries to their lowest levels since 1977. The story in the municipal market, however, was quite different. With yields on the long Treasury bond pushing below 5% at times, the yield on the Bond Buyer 40, an unmanaged index of long-term municipal bonds, fell just 27-basis points - from 5.40% to 5.13% - compared with the 100-basis point drop in Treasury yields over the past 12 months. As of October 31, 1998, the ratio between Treasury yields and municipal yields stood at 98.8%,

"The key to taking advantage of the exceptional values currently available in the municipal market is the expertise of a market specialist, such as Nuveen Advisory."



compared with the more typical range of 86-87%. Over the past few months, this ratio has ranged as high as 100.6%. For investors, this means that municipal bonds currently offer about the same yield as Treasury bonds with comparable characteristics - before taxes are taken into account. On an after-tax basis, municipal bonds present an even more attractive investment option relative to Treasuries.

One of the main factors in the steep decline in Treasury yields during the past year was the strong interest in these investments by international investors. As the financial turmoil in Asia continued to spread to economies worldwide and the dollar strengthened against foreign currencies, the demand for U.S. dollar-denominated Treasury securities increased. In the municipal market, where foreign demand was limited by an inability of foreign investors to benefit from the tax advantages of munis, low interest rates and a strong economy combined to generate high levels of new issuance and a dramatic increase in the refinancing of existing bonds. The first 10 months of 1998 saw $234 billion of municipal issuance, up 32% over the same period in 1997. In terms of total issuance, this puts 1998 on pace to be the second largest year on record.

In addition, the continued strength of the U.S. economy has brought about improvements in the fundamental financial health of many municipalities and boosted the overall credit quality of municipal bonds. In the third quarter of 1998, upgraded issues by the two major rating agencies outnumbered downgrades by a margin of 7 to 2.


Nuveen Expertise Is Key

The key to taking advantage of the exceptional values currently available in the municipal market is the expertise of a market specialist, such as Nuveen Advisory. To this end, Nuveen has assembled the Premier Advisers/SM/, a growing group of experts that can provide time-tested experience and insight in a variety of investment categories. In addition to Nuveen Advisory Corporation, our Premier Adviser for tax-free investing, you can rely on our other Premier Advisers to share their wisdom in the equity market, including Institutional Capital Corporation for value investing and Rittenhouse Financial Services for growth investing. For more information about our funds, including charges and expenses, contact your financial adviser for a prospectus, or call Nuveen at
(800) 621-7227. Please read the prospectus carefully before you invest or send money.

We encourage you to talk with your financial adviser about the ways Nuveen's expanding selection of investments can assist you in establishing a diversified portfolio designed to help you build and sustain long-term financial security. For more than 100 years, investors have known they can count on Nuveen. We are grateful for the confidence you have shown in us, and we intend to continue earning your trust in the years ahead.

Sincerely,

/s/  Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board

December 15, 1998

Nuveen Flagship All-American Municipal Bond Fund
Portfolio Manager's Comments
Portfolio Manager Rick Huber discusses the Nuveen Flagship All-American Municipal Bond Fund and reviews factors that affected performance over the past 12 months.

Comments cover the 12-month period ended October 31, 1998 and all performance statistics are quoted for Class A shares.

What outside factors influenced the municipal market the most over the past year?

The third quarter of 1998 saw an acceleration of trends that has been apparent in the fixed-income markets over the past 12 months: declining interest rates and the increased ratio of municipal to Treasury yields. The cause in both cases was heightened concern about the condition of the global financial system. While the U.S. economy exhibited continued growth, the impact of the financial turmoil in Southeast Asia, Russia, and other emerging markets was felt in the U.S. equity market.

A desire to cushion this impact and avert a domestic credit crunch prompted the Federal Reserve to ease short-term interest rates in late September, the first rate cut in almost three years. In response to concerns that the initial quarter-point cut might not be sufficient, the Fed reduced rates again in October and November, bringing the federal funds rate to 4.75%. The Fed indicated that this accommodative stance was intended to sustain U.S. economic growth going forward, while also adding some stability to global markets.

How have these outside influences affected municipal bond issuance?

In response to an environment of low interest rates and continued economic growth, municipal bond issuance over the past year has been among the heaviest in years. Lower interest rates also helped drive new issue volume. Through October 31, 1998, new municipal issuance was up 32% over the same period in 1997, totaling $234 billion, as municipalities either refunded outstanding debt or took advantage of the strong market to finance new projects.

How did the Nuveen Flagship All-American Municipal Bond Fund's underlying portfolio perform during the past year?

For the year ended October 31, 1998, the Nuveen Flagship All-American Municipal Bond Fund performed well, generating a total return on net asset value of 7.75%, equivalent to a taxable return of 10.14% for investors in the 31% federal income tax bracket. That performance exceeded the 7.12% average annual total return posted by the Lipper General Municipal Bond Peer Group*, which consists of 239 national municipal bond funds.
* The Lipper Peer Group return represents the average annualized returns of the funds in the Lipper National General Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charge.

What key strategies were used over the course of the year? Were there any particular sectors where Nuveen looked for undervalued securities?

Recently, a major focus of the fund has been to maintain the fund's strong call protection. A well-diversified call structure helps the fund maintain predictable income streams and protects it from reinvestment risk in the event that interest rates remain steady or continue to decline. Toward that end, we sought out bonds with attractive call features or issues that are not callable at all.

In this lower interest rate environment, we worked to keep the fund as fully invested as possible, keeping cash balances low and anticipating cash flows. By staying fully invested throughout the year, the fund was able to post strong performance numbers.

We also looked for value opportunities in sectors of the market currently experiencing heavy issuance. A sector is a particular group of bonds usually found in one industry. Our three largest sector allocations were utilities, healthcare, and transportation, which accounted for 18%, 16% and 13%, respectively, of the fund's net assets. Strong supply in these sectors also helped us find individual issues structured to improve the fund's overall call protection.

Maintaining the fund's duration, which was 7.02 years as of October 31, 1998, combined with careful security and sector selection, allowed the fund to post an attractive one-year total return with lower volatility than the Lehman Brothers Municipal Bond Index*, which had a duration of 7.30 years. Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund is to changes in interest rates. During a period of falling interest rates, longer duration enables a fund to participate more fully in market gains. However, when rates rise, longer duration can make the fund more vulnerable to potential price declines. Over the past year, as interest rates trended downward, funds with durations shorter than that of the Lehman index generally tended to underperform the market.
* The Lehman Brothers Municipal Bond Index is an unleveraged index comprised of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses.

One important event of note in the recent period was the merger of the Nuveen Flagship Alabama Municipal Bond Fund and the Nuveen Flagship South Carolina Municipal Bond Fund into your fund. Along with increasing the All-American fund's holdings in these two states, the merger also assisted in maintaining the fund's duration, which helped the fund perform well in the rallying market.

What is your outlook for the Nuveen Flagship All-American Municipal Bond Fund's future?
We will continue to manage the fund by seeking out undervalued securities that provide attractive income relative to the market, consistent with the preservation of capital.

This conservative approach to portfolio management will also apply to the fund's duration, which we will work to keep at its present levels. At our current duration, we believe we can experience most of the return of the market without exposing investors to undue volatility.

Another strategy for the coming months will be the continued diversification of the portfolio through careful sector selection. We expect increased issuance in a variety of sectors, which should help balance sector allocation in the portfolio. Also, we will look for issues across the credit quality spectrum, while maintaining the portfolio's "A" average credit rating.

Nuveen Flagship All-American Municipal Bond Fund
Performance Overview
As of October 31, 1998

Monthly Tax-Free Dividends (Class A Shares)/1/

[BAR GRAPH APPEARS HERE]

0.05000  0.05000  0.04900  0.04900  0.04900  0.04900  0.04900  0.04900  0.04800  0.04800  0.04800  0.04800
 11/97    12/97     1/98     2/98     3/98     4/98     5/98     6/98      7/98    8/98     9/98    10/98


Portfolio Statistics


Share Class                                 A        B        C          R
--------------------------------------------------------------------------
Inception Date                          10/88     2/97     6/93       2/97
 ..........................................................................
Net Asset Value                        $11.55   $11.56   $11.54   $  11.55
 ..........................................................................
Total Net Assets ($000)                                           $367,099
 ..........................................................................
Effective Maturity (Years)                                           21.19
 ..........................................................................
Modified Duration (Years)                                             7.02
--------------------------------------------------------------------------

Annualized Total Return/2/

Share Class                   A(NAV)  A(Offer)       B        C          R
--------------------------------------------------------------------------
1-Year                         7.75%     3.21%    6.96%    7.20%      7.88%
 ..........................................................................
5-Year                         6.40%     5.50%    5.77%    5.83%      6.48%
 ..........................................................................
10-Year                        8.81%     8.34%    8.33%    8.21%      8.85%
--------------------------------------------------------------------------

Tax-Free Yields

Share Class                   A(NAV)  A(Offer)       B        C          R
--------------------------------------------------------------------------
Distribution Rate              4.99%     4.78%    4.26%    4.47%      5.19%
 ..........................................................................
SEC 30-Day Yield               4.20%     4.03%    3.45%    3.65%      4.41%
 ..........................................................................
Taxable-Equivalent Yield/3/    6.09%     5.84%    5.00%    5.29%      6.39%
--------------------------------------------------------------------------

Top 5 Sectors

Utilities                         18%
 .....................................
Health Care                       16%
 .....................................
Transportation                    13%
 .....................................
U.S. Guaranteed                   13%
 .....................................
Education and Civic Organizations  9%
-------------------------------------

/1/ The Fund also paid shareholders taxable distributions in December of $0.0914 per share.

/2/ Class A share returns are actual. Class B, C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following five years, which is not reflected in the return figures. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

/3/ Based on SEC yield and a federal income tax rate of 31%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

Nuveen Flagship Intermediate Municipal Bond Fund
Portfolio Manager's Comments
Portfolio Manager Paul Brennan discusses the Nuveen Flagship Intermediate Municipal Bond Fund and reviews factors that affected performance over the past 12 months.

Comments cover the 12-month period ended October 31, 1998 and all performance statistics are quoted for Class A shares.


What outside factors influenced the municipal market the most over the past year?

The third quarter of 1998 saw an acceleration of trends that has been apparent in the fixed-income markets over the past 12 months: declining interest rates and the increased ratio of municipal to Treasury yields. The cause in both cases was heightened concern about the condition of the global financial system. While the U.S. economy exhibited continued growth, the impact of the financial turmoil in Southeast Asia, Russia, and other emerging markets was felt in the U.S. equity market.

A desire to cushion this impact and avert a domestic credit crunch prompted the Federal Reserve to ease short-term interest rates in late September, the first rate cut in almost three years. In response to concerns that the initial quarter-point cut might not be sufficient, the Fed reduced rates again in October and November, bringing the federal funds rate to 4.75%. The Fed indicated that this accommodative stance was intended to sustain U.S. economic growth going forward, while also adding some stability to global markets.

How have these outside influences affected municipal bond issuance?

In response to an environment of low interest rates and continued economic growth, municipal bond issuance over the past year has been among the heaviest in years. Lower interest rates also helped drive new issue volume. Through October 31, 1998, new municipal issuance was up 32% over the same period in 1997, totaling $234 billion, as municipalities either refunded outstanding debt or took advantage of the strong market to finance new projects.

How did the Nuveen Flagship Intermediate Municipal Bond Fund's underlying portfolio perform during the past year?

The Nuveen Flagship Intermediate Municipal Bond Fund performed well over the last 12 months, generating a total return on net asset value of 7.34%, equivalent to a taxable return of 9.48% for investors in the 31% federal income tax bracket. That performance exceeded the 6.53% average annual total return posted by the Lipper National Intermediate Municipal Bond Peer Group*, which consists of 146 national intermediate municipal bond funds.

* The Lipper Peer Group return represents the average annualized returns of the funds in the Lipper National Intermediate Municipal Debt category. The return assumes reinvestment of dividends and does not reflect any applicable sales charge.

What key strategies were used over the course of the year and were there any particular sectors where Nuveen looked for undervalued securities?

One contributor to recent performance was our focus on securities at the longer end of the intermediate-term maturity spectrum, which continued to outperform shorter maturity bonds as interest rates fell. The Nuveen Flagship Intermediate Municipal Bond Fund maintained a longer duration (6.60 years) than the applicable Lehman Brothers Intermediate Municipal Bond Index** duration of 5.40 years, which helped aid the fund's performance in the interest rate and market environment of the past year. Duration measures a bond fund's price volatility, or reaction to inter-est rate movements. The longer the duration, the more sensitive the fund is to changes in interest rates. During a period of falling interest rates, longer duration enables a fund to participate more fully in market gains. Given the low interest rate environment over the past year, we worked to keep the fund as fully invested as possible, keeping cash balances low and anticipating cash flows. By staying fully invested throughout the year, the fund was able to post strong performance numbers.

**The Lehman Brothers Intermediate Municipal Bond Index is an unleveraged index comprised of a broad range of investment-grade intermediate municipal bonds and does not reflect any initial or ongoing expenses.

The fund also benefited from our ability to identify undervalued bonds during the year. For example, many of the bonds in the portfolio were pre-refunded during the year. In a pre-refunding, bonds are essentially paid off by their issuers and backed by U.S. Treasuries until they can be called from the portfolio. Pre-refunding increases a bond's credit quality significantly, and its value appreciates as a result. That price appreciation accounted for a large part of the fund's above-market total return this year.

In addition to our longer duration and value-oriented strategy, the fund also benefited from well-diversified call protection, which helps the fund maintain predictable income streams. Staggered call exposure helps protect the fund from reinvestment risk in the event that interest rates continue to decline.

One important event of note was the merger of the Nuveen Flagship Florida Intermediate Municipal Bond Fund into the Nuveen Flagship Intermediate Municipal Bond Fund. Along with increasing the Intermediate Fund's holdings in Florida, the merged fund's duration (6.60 years) remained close to what it was before the merger took place (6.79 years).

What is your outlook for the Nuveen Flagship Intermediate Municipal Bond Fund's future?

We will continue to manage the fund by seeking out undervalued securities that provide attractive income relative to the market, consistent with the preservation of capital. In addition, since providing stable, tax-free income is a top objective of the fund, we will work on maintaining superior call protection and ensuring the strength of the dividend.

Nuveen Flagship Intermediate Municipal Bond Fund
Performance Overview
As of October 31, 1998

Monthly Tax-Free Dividends (Class A Shares)/1/

[BAR GRAPH APPEARS HERE]


0.04300  0.04300  0.04300  0.04300  0.04300  0.04200  0.04200  0.04200  0.04200  0.04200  0.04200  0.04200
 11/97    12/97     1/98     2/98     3/98     4/98     5/98     6/98     7/98     8/98     9/98    10/98

Top 5 Sectors

Health Care                 22%
Tax Obligation (Limited)    16%
Transportation              15%
Utilities                   11%
Tax Obligation (General)     9%

/1/ The Fund also paid shareholders taxable distributions in December of $0.0034 per share.

/2/ Class A share returns are actual. C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 3.0% maximum sales charge. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

/3/ Based on SEC yield and a federal income tax rate of 31%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.


Portfolio Statistics
Share Class
----------------------------------------------------------------
Inception Date..............             9/92    12/95      2/97
Net Asset Value.............           $11.18   $11.19   $ 11.17
Fund Net Assets ($000)......                             $62,820
Effective Maturity (Years)..                                8.70
Duration (Years)............                                6.60
----------------------------------------------------------------

Annualized Total Return/2/
Share Class                   A(NAV)  A(Offer)       C         R
----------------------------------------------------------------
1-Year......................   7.34%     4.09%    6.85%     7.62%
5-Year......................   6.03%     5.39%    5.47%     6.08%
Since Inception.............   7.50%     6.97%    6.93%     7.54%
----------------------------------------------------------------

Tax-Free Yields
Share Class                   A(NAV)  A(Offer)       C         R
----------------------------------------------------------------
Distribution Rate...........   4.51%     4.37%    3.97%     4.67%
SEC 30-Day Yield............   3.73%     3.62%    3.18%     3.93%
Taxable-Equivalent Yield/3/.   5.41%     5.25%    4.61%     5.70%
----------------------------------------------------------------


Nuveen Flagship Limited Term Municipal Bond Fund

Portfolio Manager's Comments

Portfolio Manager Rick Huber discusses the Nuveen Flagship Limited Term Municipal Bond Fund and reviews factors that affected performance over the past 12 months.

Comments cover the 12-month period ended October 31, 1998 and all performance statistics are quoted for Class A shares.


What outside factors influenced the municipal market the most over the past year?

The third quarter of 1998 saw an acceleration of trends that has been apparent in the fixed-income markets over the past 12 months: declining interest rates and the increased ratio of municipal to Treasury yields. The cause in both cases was heightened concern about the condition of the global financial system. While the U.S. economy exhibited continued growth, the impact of the financial turmoil in Southeast Asia, Russia, and other emerging markets was felt in the U.S. equity market.

A desire to cushion this impact and avert a domestic credit crunch prompted the Federal Reserve to ease short-term interest rates in late September, the first rate cut in almost three years. In response to concerns that the initial quarter-point cut might not be sufficient, the Fed reduced rates again in October and November, bringing the federal funds rate to 4.75%. The Fed indicated that this accommodative stance was intended to sustain U.S. economic growth going forward, while also adding some stability to global markets.

How have these outside influences affected municipal bond issuance?

In response to an environment of low interest rates and continued economic growth, municipal bond issuance over the past year has been among the heaviest in years. Lower interest rates also helped drive new issue volume. Through October 31, 1998, new municipal issuance was up 32% over the same period in 1997, totaling $234 billion, as municipalities either refunded outstanding debt or took advantage of the strong market to finance new projects.

How did the Nuveen Flagship Limited Term Municipal Bond Fund's underlying portfolio perform during the past year?

The Nuveen Flagship Limited Term Municipal Bond Fund performed well over the last 12 months, generating a total return on net asset value of 6.03%, equivalent to a taxable return of 8.19% for investors in the 31% federal income tax bracket.

What key strategies were used over the course of the year? Were there any particular sectors where Nuveen looked for undervalued securities?

The fund continues to enjoy success with its sector strategy. A sector is a particular group of bonds usually found in one industry. In this lower interest rate environment, we worked to keep the fund as fully invested as possible, keeping cash balances low and anticipating cash flows. By staying fully invested throughout the time period, the fund was able to post strong performance numbers. In our selection process, we looked for value opportunities in sectors of the market currently experiencing heavy issuance.

Our three largest sector allocations were utilities, healthcare, and education and civic organizations, which accounted for 20%, 19% and 12%, respectively, of the fund's net assets. Strong supply in these sectors also helped us find individual issues structured to aid the fund's call protection.

The fund not only has a relatively heavy weighting in BBB-rated and non-rated bonds, its duration, combined with careful security selection and good call protection, helped the portfolio participate more fully in the recent market rally.

Duration measures a bond fund's price volatility, or reaction to interest rate movements. The longer the duration, the more sensitive the fund is to changes in interest rates. During a period of falling interest rates, longer duration enables a fund to participate more fully in market gains.

What is your outlook for the Nuveen Flagship Limited Term Municipal Bond Fund's future?

We will continue to manage the fund by seeking out undervalued securities that provide attractive income relative to the market, consistent with the preservation of capital. The portfolio's credit quality is likely to remain the same, as we search for good values throughout the market in investment grade or higher issues.

In addition, we will work to diversify the fund's sector holdings by searching for new opportunities that might be overlooked by the larger marketplace. This approach is similar to the one we used to pick utilities and healthcare bonds that are the staples of the fund's current strong performance.

Nuveen Flagship Limited Term Municipal Bond Fund
Performance Overview
As of October 31, 1998

Monthly Tax-Free Dividends (Class A Shares)

[BAR GRAPH APPEARS HERE]


0.04250  0.04250  0.04250  0.04250  0.04250  0.04250  0.04250  0.04250  0.04250  0.04250  0.04250  0.04250
 11/97    12/97     1/98     2/98     3/98     4/98     5/98     6/98     7/98     8/98     9/98    10/98


Top 5 Sectors
Utilities                          20%
--------------------------------------
Health Care                        19%
--------------------------------------
Education and Civic Organizations  12%
--------------------------------------
Tax Obligation (Limited)            9%
--------------------------------------
Tax Obligation (General)            8%
--------------------------------------



Portfolio Statistics

Share Class                                       A         C           R
-------------------------------------------------------------------------
Inception Date                                10/87     12/95        2/97
 .........................................................................
Net Asset Value                              $10.98    $10.97    $  10.96
 .........................................................................
Fund Net Assets ($000)                                           $509,348
 .........................................................................
Effective Maturity (Years)                                           5.03
 .........................................................................
Modified Duration (Years)                                            4.47
-------------------------------------------------------------------------

Annualized Total Return/1/

Share Class                      A(NAV)    A(Offer)         C           R
-------------------------------------------------------------------------
1-Year                            6.03%       3.36%     5.69%       6.25%
 .........................................................................
5-Year                            4.89%       4.36%     4.55%       4.93%
 .........................................................................
10-Year                           6.60%       6.34%     6.28%       6.62%
-------------------------------------------------------------------------

Tax-Free Yields

Share Class                      A(NAV)    A(Offer)         C           R
-------------------------------------------------------------------------
Distribution Rate                 4.64%       4.53%     4.32%       4.87%
 .........................................................................
SEC 30-Day Yield                  3.44%       3.35%     3.09%       3.64%
 .........................................................................
Taxable-Equivalent Yield/2/       4.99%       4.86%     4.48%       5.28%
-------------------------------------------------------------------------

/1/Class A share returns are actual. Class C and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 2.5% maximum sales charge. Class C shares have a 1% CDSC for redemptions within one year which is not reflected in the one-year total return.

/2/Based on SEC yield and a federal income tax rate of 31%. Represents the yield on a taxable investment necessary to equal the yield of the Nuveen fund on an after-tax basis.

Portfolio of Investments (Unaudited)
Nuveen Flagship All-American Municipal Bond Fund
October 31, 1998



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Alabama - 1.3%

$    75,000    Alabama Housing Finance Authority, Single Family Mortgage Revenue Bonds       4/05 at 102         Aaa   $     80,174
                 (Collateralized Home Mortgage Revenue Bond Program), 1995 Series A-1,
                 6.400%, 10/01/20 (Alternative Minimum Tax)

     25,000    Alabama Housing Finance Authority, Single Family Mortgage Revenue Bonds       4/04 at 102         Aaa         26,963
                 (Collateralized Home Mortgage Revenue Bond Program), 1994 Series A-1,
                 6.600%, 4/01/19

    600,000    Alabama Special Care Facilities Financing Authority of Birmingham,           11/05 at 101         AA+        585,666
                 Hospital Revenue Bonds (Daughters of Charity National Health System -
                 Providence Hospital and St. Vincents Hospital), Series 1995, 5.000%,
                 11/01/25

    200,000    Alabama State Docks Department, Docks Facilities Revenue Bonds, Series       10/06 at 102         AAA        223,142
                 1996, 6.100%, 10/01/13 (Alternative Minimum Tax)

    100,000    Alabama State Docks Department, Docks Facilities Revenue Bonds, Series       10/07 at 102         AAA        103,079
                 1997, 5.375%, 10/01/17 (Alternative Minimum Tax)

     50,000    Alabama Public School and College Authority, Refunding Bonds, Series         No Opt. Call          AA         53,983
                 1993A, 6.000%, 8/01/02

     25,000    Alabama Water Pollution Control Authority, Revolving Fund Loan Bonds,         8/05 at 100         AAA         28,438
                 Series 1994, 6.750%, 8/15/17

    400,000    The Utilities Board of the City of Bayou La Batre (Alabama), Water            3/07 at 102          AA        427,456
                 and Sewer Revenue Refunding and Improvement Bonds, Series 1997, 5.750%,
                 3/01/27

    150,000    The Special Care Facilities Financing Authority of the City of Birmingham,    6/07 at 102         AAA        157,043
                 Childrens Hospital (Alabama), Health Care Facility Revenue Bonds,
                 Childrens Hospital, Series 1997, 5.500%, 6/01/22

    200,000    The Special Care Facilities Financing Authority of the City of Birmingham -   8/05 at 102         AAA        215,132
                 Carraway, Revenue Bonds, Series 1995A (Carraway Methodist Health Systems),
                 5.875%, 8/15/15

    150,000    The Private Educational Building Authority of the City of Birmingham          6/06 at 102          A3        160,070
                 (Alabama), Birmingham - Southern College Tuition Revenue Bonds, Series
                 1996, 6.000%, 12/01/21

    150,000    Clarke-Mobile Counties Gas District (Alabama), Gas Revenue Bonds,            12/06 at 102         AAA        160,278
                 Series 1996, 5.600%, 12/01/17

    100,000    The Colbert County - Northwest Alabama Health Care Authority, Health Care     6/05 at 102         AAA        107,978
                 Facilities Revenue Bonds, Series 1995 (Helen Keller Hospital), 5.750%,
                 6/01/15

    100,000    The Industrial Development Board of the Town of Courtland (Alabama),          9/05 at 102        Baa1        108,017
                 Solid Waste Disposal Revenue Bonds (Champion International Corporation
                 Project), Series 1995A, 6.500%, 9/01/25 (Alternative Minimum Tax)

     90,000    City of Huntsville, Alabama, Electric System Revenue Warrants, Series        12/03 at 102          AA         99,745
                 1994, 6.100%, 12/01/10

     25,000    The Health Care Authority of the City of Huntsville (Alabama), Health         6/04 at 102         AAA         28,603
                 Care Facilities Revenue Bonds, Series 1992-B, 6.500%, 6/01/13
                 (Pre-refunded to 6/01/04)

    100,000    The Huntsville-Madison County Airport Authority, Airport Revenue Bonds,        1/07 at 102        AAA        102,390
                Series 1997, 5.400%, 7/01/19 (Alternative Minimum Tax)

    100,000    Jefferson County, Alabama, Sewer Revenue Refunding Warrants, Series            2/07 at 101        AAA        106,693
                 1997-A, 5.625%, 2/01/22

    100,000    Jefferson County, Alabama, Sewer Revenue Warrants, Series 1997-D,              2/07 at 101        AAA        107,980
                 5.750%, 2/01/27

    100,000    The Health Care Authority of Lauderdale County and the City of                 7/06 at 102        AAA        106,596
                 Florence, Alabama, Revenue Refunding Bonds, Series 1996 (Eliza Coffee
                 Memorial Hospital), 5.750%, 7/01/19

    180,000    City of Mobile, Alabama, General Obligation Refunding Warrants, Series 1996,   2/06 at 102        AAA        194,863
                 5.750%, 2/15/16

    200,000    Northport Alabama, Series A, 5.700%, 3/01/21                                   3/06 at 102        AAA        214,914

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Alabama (continued)

$   500,000    The Industrial Development Board of the City of Phenix City, Alabama,         4/08 at 102          A-   $    483,800
                 Environmental Improvement Revenue Refunding Bonds (Mead Coated Board
                 Project), Series 1998A, 5.300%, 4/01/27 (Alternative Minimum Tax)

    125,000    Prichard, Alabama, Waterworks and Sewer Board, Water and Sewer Revenue       11/04 at 102         AAA        139,771
                 Refunding, 6.125%, 11/15/14

    250,000    Tallassee, Alabama, Industrial Development Board Revenue Refunding,           8/06 at 102          A1        272,063
                 Dow, United Tech Composite, Series A, 6.100%, 8/01/14

    200,000    Troy, Alabama, State University Revenue, Troy State University/               6/07 at 102         AAA        215,796
                 City of Troy Project, 5.650%, 6/01/27

    110,000    South Alabama University, Revenue Refunding Tuition, 5.000%, 11/15/15         5/06 at 102         AAA        111,540
-----------------------------------------------------------------------------------------------------------------------------------
               Alaska - 1.4%

  5,000,000    Alaska Industrial Development and Export Authority, Revolving Fund            4/08 at 101         AAA      5,006,150
                 Refunding Bonds, Series 1998A, 5.250%, 4/01/23 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Arizona - 0.7%

  2,500,000    The Industrial Development Authority of the County of Yavapai (Arizona),      6/07 at 101         AA-      2,590,000
                 Industrial Development Revenue Bonds, 1998 Series (Citizens Utilities
                 Company Project), 5.450%, 6/01/33(Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               California - 1.4%

  5,000,000    California Health Facilities Financing Authority, Insured Refunding Revenue   7/07 at 102         AAA      5,325,850
                 Bonds (Pomona Valley Hospital Medical Center), 1997 Series A, 5.625%,
                 7/01/19
-----------------------------------------------------------------------------------------------------------------------------------
               California - 7.6%

  2,000,000    California Pollution Control Financing Authority, Pollution Control          No Opt. Call           A      2,259,440
                 Refunding Revenue Bonds (San Diego Gas and Electric Company),
                 1996 Series A, 5.900%, 6/01/14

  5,000,000    California Statewide Communities Development Authority, Special Facilities   10/07 at 102        Baa3      5,189,150
                 Lease Revenue Bonds, 1997 Series A, 5.700%, 10/01/33 (Alternative Minimum
                 Tax)

  8,000,000    Contra Costa Home Mortgage Finance Authority, California, 1984 Home          No Opt. Call         AAA      3,161,520
                 Mortgage Revenue Bonds, 0.000%, 9/01/17

  2,000,000    Foothill/Eastern Transportation Corridor Agency (California), Toll Road      No Opt. Call         Baa      1,505,240
                 Revenue Bonds, Series 1995A, 0.000%, 1/01/05

  7,000,000    Long Beach Aquarium of the Pacific Revenue Bonds (Aquarium of the Pacific     7/05 at 102         BBB      7,409,080
                 Project), 1995 Series A, 6.125%, 7/01/23

  4,000,000    Regional Airports Improvement Corporation, Facilities Sublease Refunding      5/06 at 102        BBB-      4,378,040
                 Revenue Bonds, Issue of 1996, Delta Air Lines, Inc. (Los Angeles
                 International Airport), 6.350%, 11/01/25

               Sacramento Cogeneration Authority, Cogeneration Project Revenue Bonds
                 (Procter & Gamble Project), 1995 Series:

    500,000      6.200%, 7/01/06                                                             7/05 at 102        BBB-        562,515
  1,000,000      6.500%, 7/01/21 (Pre-refunded to 7/01/05)                                   7/05 at 102     BBB-***      1,168,400

  2,000,000    Taft Public Financing Authority, Lease Revenue Bonds, 1997 Series A           1/07 at 101        BBB+      2,133,900
                 (Community Correctional Facility Acquisition Project), 6.050%, 1/01/17
-----------------------------------------------------------------------------------------------------------------------------------
               Colorado - 5.0%

               E-470 Public Highway Authority, Capital Improvement Trust Fund Highway
                 Revenue Bonds (E-470 Project), Senior Bonds:
  6,000,000      0.000%, 8/31/05                                                            No Opt. Call         Aaa      4,537,680
  2,000,000      6.950%, 8/31/20 (Pre-refunded to 8/31/05)                                      8/05/103         Aaa      2,400,300

 11,800,000    Colorado Health Facilities Authority, Retirement Facilities (Liberty         No Opt. Call         Aaa      3,422,000
                 Heights), 0.000%, 7/15/22

  5,000,000    City and County of Denver, Colorado, Airport System Revenue Bonds,           11/07 at 101         AAA      5,111,350
                 Series 1997E, 5.250%, 11/15/23

Portfolio of Investments (Unaudited)

October 31, 1998

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Colorado (continued)

$ 2,500,000    Hyland Hills Park and Recreation District, Adams County, Colorado Special    12/06 at 101         N/R   $  2,739,950
                 Revenue Refunding and Improvement Bonds, Series 1996A, 6.750%, 12/15/15

-----------------------------------------------------------------------------------------------------------------------------------
               Connecticut - 2.3%

  2,500,000    State of Connecticut Health and Educational Facilities Authority, Revenue     7/07 at 102         BBB      2,519,875
                 Bonds, Hospital for Special Care Issue, Series B, 5.500%, 7/01/27

  2,000,000    State of Connecticut Health and Educational Facilities Authority, Revenue    11/04 at 102         AAA      2,317,320
                 Bonds, Nursing Home Program Issue, Series 1994, AHF/Hartford, Inc.
                 Project, 7.125%, 11/01/14

  3,305,000    State of Connecticut Health and Educational Facilities Authority, Revenue    No Opt. Call         AAA      3,591,048
                 Bonds, Trinity College Issue, Series F, 5.500%, 7/01/21

-----------------------------------------------------------------------------------------------------------------------------------
               Delaware - 0.5%

  1,750,000    Delaware Economic Development Authority, First Mortgage Revenue Bonds         5/07 at 102         BBB      1,876,455
                 (Peninsula United Methodist Homes, Inc. Issue), Series 1997A,
                 6.300%, 5/01/22

-----------------------------------------------------------------------------------------------------------------------------------
               District of Columbia - 0.4%

  1,480,000    District of Columbia, University Revenue Bonds (Georgetown University         4/99 at 102          A+      1,532,392
                 Issue), Series 1990B, 7.150%, 4/01/21

-----------------------------------------------------------------------------------------------------------------------------------
               Florida - 2.2%

  1,000,000    Town of Lady Lake, Florida, Industrial Development Revenue Bonds (Sunbelt     7/00 at 102      N/R***      1,117,200
                 Utilities, Inc. Project), Series 1990, 9.625%, 7/01/15 (Pre-refunded to
                 7/01/00) (Alternative Minimum Tax)

  1,955,000    Nassau County, Florida (GF/Amelia Island Properties, Inc. Project),           1/03 at 103         N/R      2,265,474
                 ICF/MR Revenue Bonds, Series 1993A

  1,750,000    Polk County Industrial Development Authority (Florida), Solid Waste          12/06 at 102        A-1+      1,875,948
                 Disposal Facility Revenue Bonds (Tampa Electric Company Project),
                 Series 1996, 5.850%, 12/01/30 (Alternative Minimum Tax)

  1,965,000    Sanford Airport Authority (Florida), Industrial Development Revenue           5/06 at 102         N/R      2,122,809
                 (Central Florida Terminals Inc. Project), Series A, 7.750%, 5/01/21
                 (Alternative Minimum Tax)

    645,000    Sanford Airport Authority (Florida), Industrial Development Revenue           5/07 at 102         N/R        684,468
                 (Central Florida Terminals Inc. Project), Series 1997C, 7.500%, 5/01/21

-----------------------------------------------------------------------------------------------------------------------------------
               Georgia - 1.5%

  2,000,000    Brunswick and Glynn County (Georgia) Development Authority, Revenue           3/08 at 102        Baa2      2,013,220
                 Refunding Bonds, Series 1998 (Georgia Pacific Corporation Project),
                 5.550%, 3/01/26 (Alternative Minimum Tax)

  2,000,000    Municipal Electric Authority of Georgia, General Power Revenue Bonds,        No Opt. Call           A      2,156,520
                 1993C Series, 5.700%, 1/01/19

  1,000,000    Municipal Electric Authority of Georgia, Project One Special Obligation      No Opt. Call          A+      1,177,080
                 Bonds, Fifth Crossover Series, 6.500%, 1/01/17

-----------------------------------------------------------------------------------------------------------------------------------
               Illinois - 7.2%

  1,750,000    City of Chicago, Illinois, Gas Supply Revenue Bonds, 1990 Series A (The       5/00 at 102         AA-      1,887,900
                 Peoples Gas Light and Coke Company Project), 8.100%, 5/01/20
                 (Alternative Minimum Tax)

  1,000,000    City of Chicago, Illinois, Gas Supply Refunding Revenue Bonds,                6/05 at 102         AA-      1,089,920
                 1995 Series A (The Peoples Gas Light and Coke Company Project),
                 6.100%, 6/01/25

  2,000,000    Illinois Development Finance Authority (The Presbyterian Home Lake Forest     9/06 at 102         AA-      2,236,080
                 Place Project),  Revenue Bonds, Series 1996 B, 6.300%, 9/01/22

  4,000,000    Illinois Educational Facilities Authority, Revenue Refunding Bonds           12/04 at 100         BBB      4,427,800
                 (Columbia College), Series 1992, 6.875%, 12/01/17

  3,750,000    Illinois Educational Facilities Authority, Revenue Refunding Bonds,           7/01 at 102       A1***      4,145,400
                 Loyola University of Chicago, Series 1991-A, 7.125%, 7/01/21
                 (Pre-refunded to 7/01/01)

  2,000,000    Illinois Health Facilities Authority, Revenue Refunding Bonds, Series         8/06 at 102         N/R      2,210,880
                 1995A (Fairview Obligated Group), 7.125%, 8/15/17


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Illinois (continued)

$ 6,000,000    Illinois Health Facilities Authority, Revenue Refunding Bonds, Series         2/07 at 102          A-   $  6,204,300
                 1996B (Sarah Bush Lincoln Health Center), 5.750%, 2/15/22

  4,000,000    Illinois Health Facilities Authority, Revenue Bonds (Victory Health           8/07 at 101          A-      4,115,760
                 Service), Series 1997A, 5.750%, 8/15/27

    145,000    Illinois Health Facilities Authority, Revenue Bonds, Series 1989              1/99 at 102        BBB+        148,580
                 (Westlake Community Hospital), 7.875%, 1/01/13
-----------------------------------------------------------------------------------------------------------------------------------
               Indiana - 5.7%

  1,000,000    Town of Fishers, Indiana, Economic Development First Mortgage Revenue         9/00 at 100         N/R      1,021,650
                 Bonds (United Student Aid Funds, Inc. Project), Series 1989,
                 8.375%, 9/01/14

  2,000,000    City of Goshen, Indiana, Revenue Refunding Bonds, Series 1998                 8/08 at 101         N/R      1,973,140
                 (Greencroft Obligated Group), 5.750%, 8/15/28

  1,750,000    Indiana Health Facility Financing Authority, Hospital Revenue Bonds,          8/00 at 102      N/R***      1,924,160
                 Series 1990 (Hancock Memorial Hospital Project), 8.300%, 8/15/20
                 (Pre-refunded to 8/15/00)

  4,000,000    The Trustees of Indiana University, Indiana University Student Fee Bonds,    No Opt. Call         AAA      2,211,880
                 Series K, 0.000%, 8/01/11

  2,000,000    Indianapolis Airport Authority, Special Facilities Revenue Bonds, Series      7/04 at 102         BBB      2,233,140
                 Series 1994 (Federal Express Corporation Project), 7.100%, 1/15/17
                 (Alternative Minimum Tax)

  4,000,000    Indianapolis Airport Authority, Specialty Facility Revenue Bonds, Series     11/05 at 102        Baa2      4,299,520
                 1995A (United Airlines, Inc., Indianapolis Maintenance Center Project),
                 6.500%, 11/15/31 (Alternative Minimum Tax)

  5,450,000    City of Indianapolis, Indiana, Economic Development Revenue Bonds             7/06 at 102           A      5,795,149
                 (Willowbrook Apartments Project), Senior Series 1996A,
                 6.500%, 7/01/26

    500,000    Hospital Authority of Monroe County (Indiana), Hospital Revenue Bonds,        5/02 at 101         AAA        553,515
                 Series 1992 (Bloomington Hospital Project), 6.700%, 5/01/12
                 (Pre-refunded to 5/01/02)

  1,000,000    Rockport Pollution Control (Indiana Michigan Power Company), 7.600%,          3/01 at 102        Baa2      1,078,640
                 3/01/16
-----------------------------------------------------------------------------------------------------------------------------------
               Kentucky - 6.8%

  5,000,000    City of Ashland, Kentucky, Sewage and Solid Waste Revenue Bonds,              2/05 at 102        Baa1      5,641,750
                 Series 1995 (Ashland Inc. Project), 7.125%, 2/01/22 (Alternative
                 Minimum Tax)

  5,000,000    County of Henderson, Kentucky, Solid Waste Disposal Revenue Bonds             3/05 at 102        Baa2      5,407,800
                 (MacMillan Bloedel Project), Series 1995, 7.000%, 3/01/25
                 (Alternative Minimum Tax)

  4,500,000    Jefferson County, Kentucky, Capital Projects Corporation, Lease Revenue      No Opt. Call          A+      2,361,555
                 Bonds, Series 1992A, 0.000%, 8/15/12

  2,000,000    Kentucky Economic Development Finance Authority, Hospital System Refunding    4/08 at 102         BBB      2,076,620
                 and Improvement Revenue Bonds, Series 1997 (Appalachian Regional
                 Healthcare, Inc. Project), 5.875%, 10/01/22

  5,000,000    Louisville and Jefferson County Metropolitan Sewer District (Commonwealth    11/04 at 102         AAA      5,843,950
                 of Kentucky), Sewer and Drainage System Revenue Bonds, Series 1994A,
                 6.750%, 5/15/25

  3,500,000    Pendleton County, Kentucky, County Lease Revenue Bonds, Kentucky              3/03 at 102           A      3,742,305
                 Associated Counties Leasing Trust Program Series, 1993-A,
                 6.500%, 3/01/19
-----------------------------------------------------------------------------------------------------------------------------------
               Louisiana - 0.6%

  2,000,000    City of New Orleans Audubon Park Commission, Aquarium Revenue Bonds,          4/02 at 102      N/R***      2,302,400
                 Series 1992, 8.000%, 4/01/12 (Pre-refunded to 4/01/02)
-----------------------------------------------------------------------------------------------------------------------------------
               Maryland - 0.6%

  2,000,000    Maryland Energy Financing Administration, Limited Obligation Solid Waste     12/06 at 102          A-      2,205,700
                 Disposal Revenue Bonds (Wheelabrator Water Technologies Baltimore
                 L.L.C. Projects), 1996 Series, 6.450%, 12/01/16 (Alternative Minimum
                 Tax)
-----------------------------------------------------------------------------------------------------------------------------------

Portfolio of Investments (Unaudited)

October 31, 1998

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Massachusetts - 2.8%

$ 4,900,000    Massachusetts Health and Educational Facilities Authority, Revenue           12/05 at 102          A1   $  5,384,512
                 Bonds, Dana-Farber Cancer Institute Issue, Series G-1,
                 6.250%, 12/01/22

  2,000,000    Massachusetts Port Authority, Revenue Bonds, Series 1997-B,                   7/07 at 101         AA-      2,042,200
                 5.375%, 7/01/27 (Alternative Tax)


  3,000,000    Massachusetts Industrial Finance Agency, Resource Recovery Revenue Bonds    12/08/ at 102         BBB      3,010,560
                 (Ogden Haverhill Project), Series 1998A, 5.600%, 12/01/19 (Alternative
                 Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
               Michigan - 3.2%

  3,315,000    Detroit/Wayne County Stadium Authority (State of Michigan), Building          2/07 at 102         AAA      3,371,256
                 Authority (Stadium) Bonds, Series 1997 (Wayne County Limited Tax
                 General Obligation), 5.250%, 2/01/27

  2,000,000    Michigan State Hospital Finance Authority, Hospital Revenue and Refunding    10/08 at 102         BBB      2,012,300
                 Bonds (Genesys Regional Medical Center Obligated Group), Series 1998A,
                 5.500%, 10/01/18

  4,000,000    Michigan State Hospital Finance Authority, Hospital Revenue Bonds (The        8/08 at 101          A-      3,902,600
                 Detroit Medical Center Obligated Group), Series 1998A, 5.250%, 8/15/28

  2,000,000    Pontiac Michigan Hospital Finance Authority, Hospital Revenue Refunding,      8/03 at 102        BBB-      2,057,840
                 Nomc Obligation Group, 6.000%, 8/01/13

    420,000    Western Townships Utilities Authority, Sewage Disposal System Bonds,          1/99 at 102        BBB+        431,609
                 Series 1989, 8.200%, 1/01/18

-----------------------------------------------------------------------------------------------------------------------------------
               Mississippi - 0.6%

  2,000,000    Claiborne County, Mississippi, Pollution Control Revenue Refunding Bonds      5/00 at 102        BBB-      2,099,900
                 (System Energy Resources, Inc. Project), Series 1995, 7.300%, 5/01/25

-----------------------------------------------------------------------------------------------------------------------------------
               New Hampshire - 0.4%

    700,000    New Hampshire Higher Educational and Health Facilities Authority,             7/99 at 100           A        707,882
                 Hospital Revenue Bonds, Catholic Medical Center Issue, Series 1989,
                 6.000%, 7/01/17

    600,000    New Hampshire Higher Educational and Health Facilities Authority,             1/01 at 102           A        645,774
                 Hospital Revenue Bonds, St. Joseph Hospital Issue, Series 1991,
                 7.500%, 1/01/16

-----------------------------------------------------------------------------------------------------------------------------------
               New Jersey - 1.3%

    425,000    The Essex County Improvement Authority (Essex County, New Jersey), City       4/04 at 102        BBB+        467,997
                 of Newark General Obligation Lease Revenue Bonds, Series 1994,
                 6.600%, 4/01/14

  2,400,000    New Jersey Economic Development Authority, Electric Energy Facility           6/02 at 102         N/R      2,625,048
                 Revenue Bonds (Vineland Cogeneration Limited Partnership Project),
                 Series 1992, 7.875%, 6/01/19 (Alternative Minimum Tax)

  1,375,000    New Jersey Economic Development Authority, Insured Revenue Bonds              5/05 at 102         AAA      1,530,458
                 (Educational Testing Service Issue), Series 1995B, 6.125%, 5/15/15
                 (Pre-refunded to 5/15/05)

-----------------------------------------------------------------------------------------------------------------------------------
               New York - 10.0%

  1,900,000    The City of New York (New York), General Obligation Bonds, Fiscal 1992    2/02 at 101 1/2          A-      2,126,879
                 Series B, 7.500%, 2/01/09

               The City of New York (New York), General Obligation Bonds, Fiscal 1992
                 Series D:
    685,000      7.500%, 2/01/17 (Pre-refunded to 2/01/02)                               2/02 at 101 1/2         Aaa        773,420
    750,000      7.500%, 2/01/18 (Pre-refunded to 2/01/02)                               2/02 at 101 1/2         Aaa        846,810

               The City of New York (New York), General Obligation Bonds, Fiscal 1997
                 Series I:
  1,420,000      6.250%, 4/15/27 (Pre-refunded to 4/15/07)                                   4/07 at 101       A-***      1,649,174
  1,580,000      6.250%, 4/15/27                                                             4/07 at 101          A-      1,737,289

  1,750,000    New York City Housing Development Corporation, Multi-Unit Mortgage            6/01 at 102         AAA      1,877,540
                 Refunding Bonds (FHA Insured Mortgage Loans), 1991 Series A,
                 7.350%, 6/01/19

  1,480,000    Dormitory Authority of the State of New York, City University System         No Opt. Call        BBB+      1,626,668
                 Consolidated Second General Resolution Revenue Bonds, Series 1993A,
                 5.750%, 7/01/18

  2,500,000    Dormitory Authority of the State of New York, Department of Health of the     7/05 at 102     BBB+***      2,918,250
                 State of New York Revenue Bonds, Series 1995, 6.625%, 7/01/24
                 (Pre-refunded to 7/01/05)


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               New York (continued)
$ 3,000,000    New York State Housing Finance Agency, Service Contract Obligation Revenue      9/05 at 102       BBB+  $  3,316,080
                 Bonds, 1995 Series A, 6.375%, 9/15/15

  1,530,000    State of New York Mortgage Agency, Homeowner Mortgage Revenue Bonds, 1991       4/01 at 102       Aa2      1,613,462
                 Series UU, 7.750%, 10/01/23 (Alternative Minimum Tax)

  5,500,000    New York State Urban Development Corporation, State Facilities Revenue         No Opt. Call       BBB+     5,975,750
                 Bonds, 1995 Refunding Series, 5.700%, 4/01/20

  1,500,000    New York State Urban Development Corporation, Project Revenue Bonds            No Opt. Call       BBB+     1,609,335
                 (Center for Industrial Innovation), 1995 Refunding Series, 5.500%,
                 1/01/13

  2,125,000    New York State Urban Development Corporation, Project Revenue Bonds            No Opt. Call       BBB+     2,260,256
                 (University Facilities Grants), 1995 Refunding Series, 5.500%,
                 1/01/19

  7,500,000    The Port Authority of New York and New Jersey, Special Project Bonds,          10/06 at 102        N/R     8,263,800
                 Series 4, KIAC Partners Project, 6.750%, 10/01/19 (Alternative Minimum
                 Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               North Carolina - 0.8%

  1,400,000    The Martin County Industrial Facilities and Pollution Control Financing        11/05 at 102          A     1,478,680
                 Authority (North Carolina), Solid Waste Disposal Revenue Bonds, Series
                 1995 (Weyerhaeuser Company Project), 6.000%, 11/01/25 (Alternative
                 Minimum Tax)

  1,299,276    Woodfin Treatment Facility, Inc. (North Carolina), Proportionate Interest      12/03 at 102        N/R     1,369,696
                 Certificates, 6.750%, 12/01/13
-----------------------------------------------------------------------------------------------------------------------------------
               North Dakota - 0.1%

    435,000    State of North Dakota (North Dakota Housing Finance Agency), Single Family      7/99 at 103        Aa2       452,322
                 Mortgage Program Bonds, 1989 Series B, 8.000%, 7/01/13
-----------------------------------------------------------------------------------------------------------------------------------
               Ohio - 8.3%

  2,000,000    City of Cleveland, Ohio, Airport System Revenue Bonds, Series 1997A, 5.125%,    1/08 at 101        AAA     1,973,440
                 1/01/27 (Alternative Minimum Tax)

  1,400,000    Cleveland Public Power System, 7.000%, 11/15/17                                11/01 at 102        AAA     1,547,140

  1,350,000    County of Columbiana, Ohio, County Jail Facilities Construction Bonds          12/04 at 102         AA     1,578,744
                 (General Obligation - Unlimited Tax), 6.700%, 12/01/24

  1,000,000    County of Cuyahoga, Ohio, Health Care Facilities Revenue Bonds, Series 1990     6/00 at 100        N/R     1,066,620
                 (Altenheim Project), 9.280%, 6/01/15

  3,000,000    County of Cuyahoga, Ohio, Hospital Revenue Bonds (Meridia Health System),       8/05 at 102        AAA     3,456,240
                 Series 1995, 6.250%, 8/15/24 (Pre-refunded to 8/15/05)

  1,000,000    County of Cuyahoga, Ohio, Hospital Facilities Revenue Bonds, Series 1993,       2/03 at 102         A1     1,086,590
                 Health Cleveland, Inc. (Fairview General Hospital Project), 6.300%,
                 8/15/15

  2,350,000    City of Garfield Heights, Ohio, Hospital Improvement and Refunding Revenue     11/02 at 102          A     2,574,190
                 Bonds, Series 1992B (Marymount Hospital Project), 6.700%, 11/15/15

  1,500,000    County of Lucas, Ohio, Hospital Facilities Revenue Bonds, Series 1991          12/01 at 102     N/R***     1,718,520
                 (Flower Memorial Hospital), 8.125%, 12/01/11 (Pre-refunded to 12/01/01)

  3,500,000    County of Miami, Ohio, Hospital Facilities Revenue Refunding and Improvement    5/06 at 102        BBB     3,769,325
                 Bonds, Series 1996A (Upper Valley Medical Center), 6.375%, 5/15/26

  3,000,000    Ohio Housing Finance Agency, Residential Mortgage Revenue Bonds, 1997           9/08 at 102        AAA     3,029,040
                 Series B (Mortgage-Backed Securities Program), 5.400%, 9/01/29
                 (Alternative Minimum Tax)

  2,750,000    State of Ohio, Ohio Air Quality Development Authority, Air Quality              9/05 at 102         A+     2,970,688
                 Development Revenue Refunding Bonds, 1995 Series (The Dayton Power
                 and Light Company Project), 6.100%, 9/01/30

  1,750,000    State of Ohio (Ohio Higher Educational Facility Commission), Higher            12/03 at 102        AAA     1,978,708
                 Educational Facility Mortgage Revenue Bonds (University of Dayton
                 1992 Project), 6.600%, 12/01/17

  3,500,000    County of Shelby, Ohio, Hospital Facilities Revenue Refunding and               9/02 at 102        BBB     3,901,940
                 Improvement Bonds, Series 1992 (The Shelby County Memorial Hospital
                 Association), 7.700%, 9/01/18
-----------------------------------------------------------------------------------------------------------------------------------


Portfolio of Investments (Unaudited)

October 31, 1998

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Oklahoma - 0.8%

$ 2,750,000    Trustees of the Tulsa Municipal Airport Trust, Revenue Bonds, Series 1995
                 (American Airlines), 6.250%, 6/01/20                                        6/05 at 102        Baa2   $  2,937,963

-----------------------------------------------------------------------------------------------------------------------------------
               Pennsylvania - 4.1%

  2,500,000    Allegeheny County Higher Education Building Authority (Commonwealth of        2/06 at 102        Baa3      2,705,550
                 Pennsylvania), College Revenue Bonds, Series A of 1996 (Robert Morris
                 College), 6.400%, 2/15/14

  3,000,000    Beaver County Industrial Development Authority, Pennsylvania, Exempt          6/08 at 102         AAA      3,047,730
                 Facilities Revenue Bonds, 1998 Series A (Shippingport Project),
                 5.375%, 6/01/28 (Alternative Minimum Tax)

  1,500,000    Clarion County Hospital Authority, Hospital Revenue Refunding Bonds,          7/99 at 102         N/R      1,579,785
                 Series 1989 (Clarion Hospital Project), 8.100%, 7/01/12

  1,000,000    Delaware County Industrial Development Authority, Pollution Control           4/01 at 102         AAA      1,094,320
                 Revenue Refunding Bonds, 1991 Series A (Philadelphia Electric Company
                 Project), 7.375%, 4/01/21

    500,000    Falls Township Hospital Authority, Refunding Revenue Bonds, The Delaware      8/02 at 102         AAA        556,005
                 Valley Medical Center Project (FHA Insured Mortgage), Series 1992,
                 7.000%, 8/01/22

  1,000,000    Latrobe Industrial Development Authority (Commonwealth of Pennsylvania),      5/04 at 102         AAA      1,156,360
                 College Revenue Bonds (Saint Vincent College Project), Series 1994,
                 6.750%, 5/01/24 (Pre-refunded to 5/01/04)

  3,000,000    Philadelphia Authority for Industrial Development, Airport Revenue Bonds,     7/08 at 101         AAA      2,914,890
                 Series 1998A (Philadelphia Airport System Project), 5.000%, 7/01/23
                 (Alternative Minimum Tax)

  1,700,000    City of Philadelphia, Pennsylvania Gas Works Revenue Bonds, Fourteenth        7/03 at 102        Baa1      1,869,082
                 Series 6.375%, 7/01/26

-----------------------------------------------------------------------------------------------------------------------------------
               Puerto Rico - 0.4%

               Commonwealth of Puerto Rico, Public Improvement Bonds of 1994 (General
               Obligation Bonds):
    250,000      6.400%, 7/01/11                                                         7/04 at 101 1/2         AAA        285,818
    100,000      6.500%, 7/01/23                                                         7/04 at 101 1/2         AAA        114,832

    600,000    Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds,  7/06 at 101 1/2           A        627,186
                 Series Y of 1996, 5.500%, 7/01/26

    100,000    Puerto Rico Public Buildings Authority, Revenue Guaranteed Refunding,        No Opt. Call           A        107,936
                 Series L, 5.500%, 7/01/21

    165,000    Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 1994-T,     7/04 at 102     BBB+***        188,823
                 6.375%, 7/01/24 (Pre-refunded to 7/01/04)

     70,000    Puerto Rico Industrial, Tourist, Educational, Medical and Environmental   8/05 at 101 1/2         AAA         76,731
                 Control Facilities Financing Authority, Hospital Revenue Refunding
                 Bonds, 1995 Series A, FHA Insured Mortgage (Pila Hospital Project),
                 5.875%, 8/01/12

-----------------------------------------------------------------------------------------------------------------------------------
               Rhode Island - 0.5%

  1,600,000    Rhode Island Housing and Mortgage Finance Corporation, Homeownership         10/00 at 102         AA+      1,686,432
                 Opportunity Bonds, Series 3-A, 7.850%, 10/01/16

-----------------------------------------------------------------------------------------------------------------------------------
               South Carolina - 5.3%

    250,000    School District No. 4 of Anderson County, South Carolina, General
                 Obligation Bonds, Series 1995, 5.400%, 3/01/15                              3/05 at 102         AAA        268,350

               Berkeley County School District, Certificates of Participation:
    250,000      6.250%, 2/01/12 (Pre-refunded to 2/01/04)                                   2/04 at 102         AAA        282,173
  2,225,000      6.300%, 2/01/16 (Pre-refunded to 2/01/04)                                   2/04 at 102         AAA      2,516,564

               Charleston County, South Carolina, Charleston Public Facilities
               Corporation, Certificates of Participation, Series 1994B:
    240,000      6.875%, 6/01/14 (Pre-refunded to 6/01/04)                                   6/04 at 102         AAA        279,782
     10,000      6.875%, 6/01/14                                                             6/04 at 102         AAA         11,405

    250,000    Charleston County, South Carolina, Solid Waste User Fee Revenue Bonds,        1/05 at 102         AAA        275,140
                 Series 1994, 6.000%, 1/01/14

    500,000    Cherokee School District No. 1 of Cherokee County, South Carolina,            3/07 at 101         Aa1        504,235
                 General Obligation Bonds, Series 1997, 5.000%, 3/01/17


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               South Carolina (continued)
$   400,000    Chesterfield County School District, South Carolina, Chesterfield School      7/05 at 102         AAA   $    441,500
                 Facilities, Inc., Certificates of Participation, Series 1995, 6.000%,
                 7/01/15

    400,000    Board of Trustees of Coastal Carolina University, South Carolina, Revenue     6/04 at 102         AAA        457,952
                 Bonds, Series 1994, 6.800%, 6/01/19

    500,000    Darlington County, South Carolina, Industrial Development Revenue Bonds       4/06 at 102           A        536,590
                 (Sonoco Products Company Project), Series 1996, 6.000%, 4/01/26
                 (Alternative Minimum Tax)

    365,000    Florence County School District No. 5, South Carolina, General Obligation     3/06 at 102         AAA        400,650
                 Bonds, Series 1996A, 5.700%, 3/01/17

  2,020,000    Georgetown County Water and Sewer District, Water and Sewer System            6/05 at 102      N/R***      2,330,090
                 Revenue Refunding and Improvement Bonds, Junior Lien Series
                 1995, South Carolina, 6.500%, 6/01/25 (Pre-refunded to 6/01/05)

    200,000    Greenville Hospital System, Board of Trustees, Hospital Facilities           No Opt. Call        AAA*        228,320
                 Revenue Bonds (South Carolina), Series 1990, 6.000%, 5/01/20

    300,000    City of Greenville, South Carolina, Waterworks System Revenue                 2/07 at 102         Aa1        313,485
                 Bonds, Series 1997, 5.500%, 2/01/22

    250,000    Greenwood County, South Carolina, Hospital Facilities Revenue                10/03 at 102         AAA        266,110
                 Bonds (Self Memorial Hospital), Series 1993, 5.875%, 10/01/17

    250,000    Hilton Head Public Facilities Corporation (South Carolina),                   3/05 at 102         AAA        271,323
                 Certificates of Participation, Series 1995, 5.750%, 3/01/14

    300,000    Horry County, South Carolina, Airport Revenue Bonds, Series                   7/07 at 102         AAA        318,327
                 1997A, 5.700%, 7/01/27 (Alternative Minimum Tax)

    250,000    Lexington County, South Carolina, Public Library System,
                 6.300%, 2/01/10 (Pre-refunded to 2/01/03)                                   2/03 at 101      Aa2***        277,223

    500,000    Lexington, South Carolina, Water and Sewer Revenue,                           4/07 at 102          AA        523,190
                 5.500%, 4/01/29

    500,000    City of Myrtle Beach, South Carolina, Myrtle Beach Public                     7/08 at 102         AAA        499,665
                 Facilities Corporation, Refunding Certificates of
                 Participation (Myrtle Beach Convention Center Project),
                 Series 1998, 5.000%, 7/01/17

    400,000    City of North Charleston, South Carolina, North Charleston                    9/07 at 102         AAA        400,300
                 Public Facilities Corporation, Refunding and Improvement
                 Certificates of Participation (North Charleston Coliseum and
                 Convention Center Complex Projects), Series 1997, 5.125%, 9/01/19

    250,000    Richland -- Lexington, South Carolina, Airport District                       1/05 at 100         AAA        268,528
                 Revenue, Columbia Metropolitan Airport, 6.000%,
                 1/01/15 (Alternative Minimum Tax)

    250,000    South Carolina Jobs Economic Development Authority, Hospital                 11/05 at 102         AAA        269,668
                 Revenue Bonds (Tuomey Regional Medical Center), Series 1995,
                 5.750%, 11/01/15

    300,000    South Carolina Regional Housing Development Corporation                       7/02 at 102          Aa        317,505
                 No. 1, Multifamily Revenue Refunding, Redwood
                 Village Apartments, Series A, 6.625%, 7/01/17

    500,000    South Carolina State Education Assistance Authority, Revenue                  9/04 at 101           A        533,775
                 Refunding Guaranteed Student Loan, Subordinate Lien,
                 6.300%, 9/01/08 (Alternative Minimum Tax)

    250,000    South Carolina State Housing Authority, Homeownership Mortgage                7/04 at 102          AA        268,055
                 Purchase, Series A, 6.150%, 7/01/08

    250,000    South Carolina State Housing Finance and Development Authority,               5/06 at 102         Aa2        268,050
                 Mortgage Revenue Bonds, Series 1996A, 6.350%, 7/01/25
                 (Alternative Minimum Tax)

  1,000,000    South Carolina Housing Finance and Development Authority,                     6/05 at 102        BBB+      1,076,040
                 Multifamily Housing Mortgage Revenue Bonds (United
                 Dominion-Hunting Ridge Apartments Project), Series 1995,
                 6.750%, 6/01/25 (Alternative Minimum Tax)

  1,250,000    South Carolina Housing Finance and Development Authority,                    11/05 at 102         AA-      1,307,025
                 Multifamily Housing Revenue Refunding Bonds (Runaway
                 Bay Apartments Project), Series 1995, 6.125%, 12/01/15

    500,000    Spartanburg County, South Carolina, Health Services District,                 4/07 at 101         AAA        494,605
                 Inc., Hospital Revenue Refunding, Series B, 5.125%, 4/15/22

         Portfolio of Investments (Unaudited)
         Nuveen Flagship All-American Municipal Bond Fund (continued) October 31, 1998

  Principal                                                                           Optional Call                        Market
     Amount     Description                                                             Provisions*     Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
                South Carolina (continued)

$   250,000     Spartanburg, South Carolina, Sanitation Sewer District, Sewer           6/07 at 101           AAA       $  263,998
                 System Revenue Improvement, 5.500%, 6/01/20

    500,000     Spartanburg, South Carolina, Waterworks Revenue Refunding, 5.000%,      6/07 at 101           AAA          494,175
                 6/01/22

    250,000     South Carolina University Revenues, 5.600%, 6/01/14                     6/07 at 101           AAA          270,193

  2,000,000     York County, South Carolina, Water and Sewer System                    12/03 at 102           N/R        2,047,060
                 Revenue Bonds, Series 1995, 6.500%, 12/01/25

------------------------------------------------------------------------------------------------------------------------------------
                South Dakota - 0.7%

  2,500,000     Education Loans Incorporated (South Dakota), Tax Exempt Fixed           6/08 at 102            A2        2,547,475
                 Rate Student Loan, Asset-Backed Callable Notes, Subordinate Series
                 1998-1K, 5.600%, 6/01/20

------------------------------------------------------------------------------------------------------------------------------------
                Tennessee - 2.5%

  2,985,000     The Health and Educational Facilities Board of the Metropolitan         2/08 at 102            AA        3,126,459
                 Government of Nashville and Davidson County, Tennessee, Multi-Modal
                 Interchangeable Rate Health Facility Revenue Bonds (Richland Place,
                 Inc. Project), Series 1993, 5.500%, 5/01/23

  2,125,000     The Health, Educational and Housing Facility Board of the County of     8/07 at 105        N/R***        2,997,950
                 Shelby, Tennessee, ICF/MR Revenue Bonds (Open Arms Developmental
                 Centers), Series 1992A, 9.750%, 8/01/19) (Pre-refunded to 8/01/07)

  1,380,000     South Fulton, Tennessee, Industrial Development Board, Industrial      10/05 at 102            A3        1,505,939
                 Development Revenue, Tyson Foods Inc. Project, 6.400%, 10/01/20
                 (Alternative Minimum Tax)

  1,500,000     Wilson County, Tennessee, Series 1994, Certificates of Participation    6/04 at 102             A        1,636,260
                 (Wilson County Educational Facilities Corporation), 6.250%, 6/30/15

------------------------------------------------------------------------------------------------------------------------------------
                Texas - 9.8%

  7,000,000     Alliance Airport Authority, Inc., Special Facilities Revenue Bonds,     4/06 at 102           BBB        7,560,279
                 Series 1996 (Federal Express Corporation Project), 6.375%, 4/01/21
                 (Alternative Minimum Tax)

  5,000,000     Brazos River Authority (Texas), Pollution Control Revenue Refunding     4/08 at 102          Baa2        4,940,999
                 Bonds (Texas Utilities Electric Company Project), Series 1995C,
                 5.550%, 6/01/30 (Alternative Minimum Tax)

  7,000,000     Brazos River Authority (Texas), Pollution Control Revenue Refunding     5/08 at 102           AAA        7,335,159
                 Bonds (Texas Utilities Electric Company Project), Series 1998A,
                 5.550%, 5/01/33 (Alternative Minimum Tax)

  6,000,000     Brazos River Authority (Texas), Revenue Refunding Bonds (Houston       No Opt. Call           AAA        6,000,000
                 Lighting and Power Company Project), Series 1998, 5.050%,
                 11/01/18 (Alternative Minimum Tax) (DD)

  2,000,000     Dallas-Fort Worth International Airport Facility Improvement           11/02 at 102          Baa2        2,208,059
                 Corporation, American Airlines, Inc. Revenue Bonds, Series 1992,
                 7.250%, 11/01/30 (Alternative Minimum Tax)

  2,500,000     Lower Neches Valley Authority, Industrial Development Corporation       3/08 at 101            AA        2,594,674
                 (Texas), Refunding Revenue Bonds, Series 1998 (Mobil Oil Refining
                 Corporation Project), 5.550%, 3/01/33

  2,000,000     North Central Texas Health Facilities Development Corporation,          2/06 at 102           BBB        2,158,279
                 Health Facilities Development Revenue Bonds (C.C. Young Memorial
                 Home Project), Series 1996, 6.375%, 2/15/20

  2,895,000     Port of Bay City Authority of Matagorda County, Texas, Revenue          5/06 at 102            A+        3,237,709
                 Bonds (Hoechst Celanese Corporation Project), Series 1996, 6.500%,
                 5/01/26 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Utah - 0.6%

  2,000,000     Carbon County, Utah, Solid Waste Disposal Refunding Revenue Bonds       2/05 at 102          BBB+        2,282,039
                 (Laidlaw Inc./ECDC Environmental, L.C. Project), 1995 Series A,
                 7.500%, 2/01/10 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
                Virginia - 1.0%

  2,000,000     Industrial Development Authority of the County of Hanover (Virginia),  No Opt. Call           AAA        2,372,319
                 Hospital Revenue Bonds, Series 1995 (Memorial Regional Medical Center
                 Project at Hanover Medical Park) (Guaranteed by Bon Secours Health System
                 Obligated Group), 6.375%, 8/15/18

  1,250,000     Southeastern Public Service Authority of Virginia, Senior Revenue       7/03 at 102            A-       1,311,749
                 Bonds, Series 1993 (Regional Solid Waste System), 6.000%, 7/01/13
                 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------

20

   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               West Virginia - 0.1%

$    500,000   Mason County, West Virginia, Pollution Control Revenue Bonds                  1/00 at 102        Baa1   $    523,349
                (Appalachian Power Company Project), Series G, 7.400%, 1/01/14
-----------------------------------------------------------------------------------------------------------------------------------
               Wisconsin - 0.2%

     825,000   Village of Fall Creek, Wisconsin, Municipal Nursing Home Mortgage             7/99 at 100         N/R        846,524
                Revenue Bonds, Series 1989, 9.875%, 7/01/19
-----------------------------------------------------------------------------------------------------------------------------------
$357,194,276   Total Investments - (cost $331,067,309) - 98.7%                                                          362,164,288
============-----------------------------------------------------------------------------------------------------------------------
               Temporary Investments in Short-Term Municipal Securities - 0.8%

$  3,000,000   Geisinger Authority Health System, Series 1998B, Variable Rate Demand                          VMIG-1      3,000,000
============    Bonds, 3.700%, 8/15/28+
               --------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 0.5%                                                                       1,934,444
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $367,098,732
               ====================================================================================================================



* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**   Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S. government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

  + The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

N/R  Investment is not rated.
(DD) Security purchased on a delayed delivery basis (note 1).

                                 See accompanying notes to financial statements.

               Portfolio of Investments (Unaudited)
               Nuveen Flagship Intermediate Municipal Bond Fund
               October 31, 1998

  Principal                                                                                Optional Call                      Market
     Amount    Description                                                                   Provisions*   Ratings**           Value
------------------------------------------------------------------------------------------------------------------------------------
               Arizona - 0.6%

$   370,000    The Industrial Development Authority of the County of Pima, Single            5/07 at 102         AAA   $     390,716
                 Family Mortgage Revenue Refunding Bonds, Series 1997B, 5.850%,
                 5/01/09 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
               California - 2.7%

    555,000    La Mirada Redevelopment Agency (California), Community Facilities            No Opt. Call         N/R         567,005
                 District No. 89-1 Civic Theatre Project, 1998 Refunding Special
                 Tax Bonds (Tax Increment Contribution), 5.200%, 10/01/06

  1,000,000    Sacramento Cogeneration Authority, Cogeneration Project Revenue Bonds         7/05 at 102        BBB-       1,125,030
                 (Procter & Gamble Project), 1995 Series, 6.200%, 7/01/06

------------------------------------------------------------------------------------------------------------------------------------
               Colorado - 6.8%

  2,300,000    E-470 Public Highway Authority, Capital Improvement Trust Fund           8/05 at 95 29/32         Aaa       1,668,466
                 Highway Revenue Bonds (E-470 Project), Senior Bonds, 0.000%,
                 8/31/06 (Pre-refunded to 8/31/05)

    500,000    Colorado Health Facilities Authority, Revenue Bonds, Series 1995             12/05 at 102          A-         558,195
                 (Covenant Retirement Communities Inc.), 6.200%, 12/01/07

  1,000,000    City and County of Denver, Colorado, Airport System Revenue Bonds,           11/05 at 102         AAA       1,081,510
                 Series 1996B, 5.400%, 11/15/06 (Alternative Minimum Tax)

    900,000    Eagle County Air Terminal Corporation, Airport Terminal Project              No Opt. Call         N/R         963,783
                 Revenue Bonds, Series 1996, 6.750%, 5/01/06 (Alternative
                 Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
               Connecticut - 0.6%

    335,000    Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue          1/03 at 102        BBB+         348,058
                 Bonds (Wheelbrator Lisbon Project), Series 1993A, 5.150%, 1/01/05
                 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
               Delaware - 0.9%

    500,000    Delaware Economic Development Authority, First Mortgage Revenue               5/07 at 102         BBB         543,745
                 Bonds (Peninsula United Methodist Homes, Inc. Issue), Series
                 1997A, 6.100%, 5/01/10

------------------------------------------------------------------------------------------------------------------------------------
               District of Columbia - 0.4%

    205,000    District of Columbia, University Revenue Bonds (American University          10/06 at 101         AAA         220,185
                 Issue), Series 1996, 5.375%, 10/01/08

------------------------------------------------------------------------------------------------------------------------------------
               Florida - 21.5%

    200,000    Alachua County Health Facilities Authority, Florida, Health                  12/06 at 102         AAA         218,598
                 Facilities Revenue Bonds, Series 1996A (Shands Teaching
                 Hospital and Clinics, Inc. Project), 5.300%, 12/01/08

    485,000    City of Auburndale, Florida, Water and Sewer Revenue Bonds, Series           12/05 at 102         AAA         529,479
                 1995, 5.375%, 12/01/08

    300,000    Brevard County Housing Finance Authority (Florida), Multi-Family              2/06 at 101         AAA         342,279
                 Housing Revenue Refunding Bonds (Windover Oaks and Windover
                 Health Club Apartments Projects), Series 1996A, 6.900%, 2/01/27

    350,000    Dade County, Florida, Aviation Revenue Refunding Bonds, Series               No Opt. Call         AAA         381,672
                 1994A, Miami International Airport, 6.250%, 10/01/02
                 (Alternative Minimum Tax)

    200,000    The School District of Dade County, Florida, General Obligation               7/06 at 101         AAA         205,616
                 Refunding School Bonds, Series 1996, 4.500%, 7/15/08

    500,000    Dade County, Florida, Seaport Revenue Refunding Bonds, Series                No Opt. Call         AAA         585,560
                 1995, 6.200%, 10/01/10

    335,000    Dade County, Florida, Special Obligation and Refunding Bonds,            10/08 at 98 7/32         AAA         209,143
                 Series 1996B, 0.000%, 10/01/09

    500,000    Duval County School District, Florida, General Obligation                     8/02 at 102         AAA         539,000
                 Refunding Bonds, Series 1992, 6.300%, 8/01/08

    165,000    Escambia County Housing Finance Authority (Florida), Single Family            4/07 at 102         Aaa         173,600
                 Mortgage Revenue Bonds, Series 1997A (Multi-County Program),
                 5.500%, 4/01/08 (Alternative Minimum Tax)

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Florida (continued)

$   200,000    Escambia County, Florida, Pollution Control Refunding Revenue Bonds          11/02 at 102        Baa1   $    217,768
                 (Champion International Project), Series 1992, 6.950%, 11/01/07

    180,000    Florida Housing Finance Agency, Single Family, 6.000%, 1/01/04               No Opt. Call         AAA        188,138
                 (Alternative Minimum Tax)

    325,000    Florida Ports Financing Commission, Revenue Bonds (State Transportation      No Opt. Call         AAA        344,409
                 Trust Fund), Series 1996, 5.000%, 6/01/07 (Alternative Minimum Tax)

    500,000    State of Florida, Full Faith and Credit, Broward County Expressway           No Opt. Call         AA+        716,045
                 Authority, Series of 1984, 9.875%, 7/01/09

    100,000    State of Florida, Full Faith and Credit, State Board of Education,            6/02 at 101         AA+        108,076
                 Public Education Capital Outlay Bonds, Series 1992A, 6.000%,
                 6/01/07

    250,000    State of Florida, Department of Environmental Protection,                     7/05 at 101         AAA        273,745
                 Preservation 2000 Revenue Bonds, Series 1995A, 5.500%,
                 7/01/06

    200,000    Greater Orlando Aviation Authority, Airport Facilities Revenue               No Opt. Call         AAA        222,568
                 Bonds, City of Orlando, Florida, Series 1997, 5.750%, 10/01/10
                 (Alternative Minimum Tax)

    405,000    Gulf Breeze Local Government Loan Program Bonds, Remarketed                  12/06 at 101         AAA        439,737
                 Series 1985-B, 5.600%, 12/01/15

    145,000    School District of Gulf County, Florida, Sales Tax Revenue                    6/07 at 101          AA        155,689
                 Bonds, Series 1997, 5.200%, 6/01/08

    200,000    Halifax Hospital Medical Center (Daytona Beach, Florida),                    No Opt. Call           A        203,282
                 Health Care Facilities Revenue Bonds (Halifax Management
                 System, Inc. Project), 1998 Series A, 4.600%, 4/01/08

    200,000    Hillsborough County Aviation Authority, Tampa International                  10/06 at 101         AAA        222,204
                 Airport Revenue Refunding Bonds, Series 1997 A, 5.750%,
                 10/01/07 (Alternative Minimum Tax)

    200,000    Hillsborough County, Florida, Capital Improvement Program                     8/06 at 102         AAA        210,410
                 Refunding Revenue Bonds, Series 1996, 4.800%, 8/01/08

    150,000    Indian Trace Community Development District (Broward County,                  5/05 at 102         AAA        164,307
                 Florida), Water Management Special Benefit Refunding Bonds,
                 Series 1995A, 5.500%, 5/01/06

    165,000    Jacksonville Health Facilities Authority (Florida), Tax Exempt               No Opt. Call        Baa1        183,435
                 Industrial Development Revenue Bonds (National Benevolent
                 Association -- Cypress Village Florida Project), Series 1996A,
                 5.850%, 12/01/06

    400,000    Lee County, Florida, Capital Revenue Refunding, Series A, 5.750%,            No Opt. Call         AAA        453,828
                 10/01/11

    250,000    Hospital Board of Directors of Lee County, Florida, Hospital Revenue          4/07 at 102         AAA        273,055
                 Bonds (Lee Memorial Health System), Fixed Rate Hospital Revenue
                 Bonds, 1997 Series A, 5.400%, 4/01/09

    250,000    Lee County, Florida, Industrial Development Authority, Utilities             11/06 at 101         AAA        274,545
                 Revenue Refunding, Bonita Springs Utilities Project, 5.450%,
                 11/01/07 (Alternative Minimum Tax)

    200,000    Leesburg, Florida, Hospital Revenue Refunding, Leesburg Regional              7/06 at 102          A-        217,852
                 Medical Center Project, Series A, 5.600%, 7/01/08

    290,000    Levy County, Florida, School Board, Certificates of Participation,            7/05 at 102          AA        316,767
                 5.500%, 7/01/06

    125,000    Lynn Haven, Florida, Special Project Revenue, 5.250%, 10/01/05               No Opt. Call         AAA        133,464
                 (Alternative Minimum Tax)

    250,000    Martin County, Florida, Special Assessment Revenue, Tropical Farms           No Opt. Call          A2        272,390
                 Water, 5.900%, 11/01/11

    320,000    Orange County Housing Finance Authority, Single Family Mortgage               9/07 at 102         AAA        333,882
                 Revenue Bonds (GNMA and Fannie Mae Mortgage Backed Securities
                 Program), Series 1997B, 5.400%, 9/01/09 (Alternative Minimum Tax)

  1,000,000    Palm Beach County, Florida, School Board, Certificates of                    No Opt. Call         AAA      1,102,140
                 Participation, Series A, 6.375%, 8/01/15

    375,000    Pasco County, Florida, Solid Waste Disposal and Resource Recovery             4/07 at 101         AAA        399,499
                 System Revenue, Series B, 5.250%, 4/01/09 (Alternative Minimum Tax)

    100,000    Pembroke Pines, Florida, Special Assessment, No. 94, 5.750%,                 No Opt. Call          A3        108,625
                 11/01/05

    200,000    Pensacola, Florida, Airport Revenue, Series B, 5.400%, 10/01/07              No Opt. Call         AAA        217,616
                 (Alternative Minimum Tax)

    500,000    Housing Finance Authority of Polk County (Florida), Multifamily               7/05 at 101         AAA        525,385
                 Housing Revenue Bonds (Winter Oaks Apartments Project), Series
                 1997A, 5.250%, 7/01/22

  1,000,000    Sanford, Florida, Airport Authority, Industrial Development Revenue,         No Opt. Call         N/R      1,073,960
                 Central Florida Terminals Inc. Project, Series A, 7.750%, 5/01/21
                 (Alternative Minimum Tax)

Portfolio of Investments (Unaudited)
Nuveen Flagship Intermediate Municipal Bond Fund (continued)
October 31, 1998

   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Florida (continued)

$    250,000   Sanford Airport Authority (Florida), Industrial Development                  No Opt. Call         N/R   $    269,438
                 Revenue Bonds (Central Florida Terminals Inc. Project), Series
                 1997C, 6.750%, 5/01/05

     200,000   Sarasota County, Florida, Health Facility Authority, Revenue Refunding       No Opt. Call         N/R        212,150
                 Health Facilities, Sunnyside Properties, 5.500%, 5/15/05

     200,000   Sarasota-Manatee Airport Authority, Airport System Revenue Refunding          8/06 at 102         AAA        217,842
                 Bonds, Series 1996, 5.250%, 8/01/08

     250,000   City of Tampa, Florida, Health System Revenue Bonds, Catholic Health         No Opt. Call         AAA        274,303
                 East Issue, Series 1998A-1, 5.500%, 11/15/12
-----------------------------------------------------------------------------------------------------------------------------------
               Guam - 0.5%

     325,000   Government of Guam, General Obligation Bonds, Series 1993A, 4.900%,          11/03 at 102         BBB        334,575
                 11/15/04
-----------------------------------------------------------------------------------------------------------------------------------
               Illinois - 4.7%

     225,000   Illinois Development Finance Authority, Economic Development Revenue          8/08 at 100        Baa2        232,441
                 Bonds, Series 1998 (The Latin School of Chicago Project), 5.250%,
                 8/01/09

   1,000,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1996             No Opt. Call          A-      1,099,330
                 (Mercy Hospital and Medical Center Project), 6.000%, 1/01/06

               Illinois Health Facilities Authority, Revenue Bonds, Series 1998
               (Centegra Health System):
     500,000     5.500%, 9/01/09                                                             9/08 at 101          A-        536,925
     500,000     5.500%, 9/01/10                                                             9/08 at 101          A-        534,145

     500,000   Illinois Health Facilities Authority, Revenue Bonds (Victory Health           8/07 at 101          A-        546,975
                 Service), Series 1997A, 5.750%, 8/15/08
-----------------------------------------------------------------------------------------------------------------------------------
               Indiana - 1.7%

     500,000   Indiana Bond Bank, Special Program Bonds, Series 1997 B (Hendricks            2/07 at 102         AA-        549,020
                 County Redevelopment Authority, Pittboro Project), 5.750%, 2/01/08

     495,000   Indiana Health Facility Financing Authority, Variable Rate Hospital          No Opt. Call         AA+        515,760
                 Revenue Bonds (Charity Obligated Group - Daughters of Charity
                 National Health System), Series 1997D, 5.000%, 11/01/26
-----------------------------------------------------------------------------------------------------------------------------------
               Kansas - 0.7%

     420,000   Lenexa, Kansas, Multifamily Housing Revenue Refunding, Barrington Park        2/03 at 102          AA        447,699
                 Apartments Project, Series A, 6.450%, 2/01/18
-----------------------------------------------------------------------------------------------------------------------------------
               Kentucky - 3.8%

   1,165,000   Kentucky Infrastructure Authority, Governmental Agencies Program Revenue      8/05 at 102           A      1,281,197
                 and Revenue Refunding Bonds, 1995 Series H, 5.600%, 8/01/06

   1,000,000   McCracken County, Kentucky, Hospital Revenue Refunding, Mercy Health         No Opt. Call         AAA      1,111,370
                 System, Series A, 6.300%, 11/01/06
-----------------------------------------------------------------------------------------------------------------------------------
               Louisiana - 0.5%

     265,000   Louisiana Public Facilities Authority, Student Loan Revenue Bonds,           No Opt. Call         Aaa        281,854
                 6.600%, 3/01/03 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Maryland - 0.9%

     500,000   Maryland Health and Higher Educational Facilities Authority, Refunding        1/07 at 102          A-        550,645
                 Revenue Bonds, Pickersgill Issue, Series 1997A, 5.750%, 1/01/08
-----------------------------------------------------------------------------------------------------------------------------------
               Massachusetts - 4.0%

   1,000,000   Massachusetts Health and Educational Facilities Authority, Revenue Bonds,     7/08 at 101           A      1,049,060
                 Massachusetts Eye and Ear Infirmary Issue, Series B, 5.250%, 7/01/10

               Massachusetts Health and Educational Facilities Authority,
               Revenue Bonds, Dana-Farber Cancer Institute Issue, Series G-1:
     500,000     6.500%, 12/01/05                                                           No Opt. Call          A1        572,630
     750,000     6.500%, 12/01/06                                                           12/05 at 102          A1        866,168

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Michigan - 6.9%

$   750,000    Michigan Municipal Bond Authority, State Revolving Fund Revenue Bonds,       No Opt. Call         AA+   $    870,308
                 Series 1994, 7.000%, 10/01/04

  1,000,000    Michigan State Hospital Finance Authority, Hospital Revenue Refunding        No Opt. Call         BBB      1,082,220
                 Bonds (Gratiot Community Hospital, Alma, Michigan), Series 1995,
                 6.100%, 10/01/07

  1,000,000    Michigan State Hospital Finance Authority, Hospital Revenue and Refunding    No Opt. Call         BBB      1,069,350
                 Bonds (Genesys Regional Medical Center Obligated Group), Series 1998A,
                 5.500%, 10/01/08

    215,000    Michigan Strategic Fund, Limited Obligation Revenue Bonds (Clark             No Opt. Call        BBB+        216,299
                 Retirement Community Inc. Project), Series 1998, 4.900%, 6/01/08

  1,000,000    County of Monroe, Michigan, Pollution Control Revenue Bonds (The Detroit     No Opt. Call         AAA      1,120,120
                 Edison Company Project), Series A-1994, 6.350%, 12/01/04 (Alternative
                 Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Missouri - 1.1%

    300,000    Missouri State Health and Educational Facilities Authority,                   2/07 at 102         N/R        323,244
                 Health Facilities Revenue Refunding, Lutheran Senior Services, 5.875%,
                 2/01/23

    350,000    The Industrial Development Authority of the City of St. Louis, Missouri,     12/02 at 102         N/R        380,860
                 Industrial Revenue Refunding Bonds (Kiel Center Multipurpose Arena
                 Project), Series 1992, 7.625%, 12/01/09 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Nebraska - 1.6%

  1,000,000    Energy America (Nebraska), Natural Gas Revenue Note (Metropolitan Utility    No Opt. Call         N/R      1,016,480
                 District Project), Series 1997B, 5.700%, 7/01/08
-----------------------------------------------------------------------------------------------------------------------------------
               New Jersey - 1.7%

    500,000    New Jersey Economic Development Authority, Insured Revenue Bonds             No Opt. Call         AAA        541,440
                 (Educational Testing Service Issue), Series 1995B, 5.500%, 5/15/05

    500,000    New Jersey Educational Facilities Authority, Revenue Bonds, Saint Peters     No Opt. Call         BBB        517,015
                 College Issue, 1998 Series B, 5.000%, 7/01/08
-----------------------------------------------------------------------------------------------------------------------------------
               New Mexico - 0.1%

     80,000    New Mexico Educational Assistance Foundation, Student Loan Revenue,          No Opt. Call         Aaa         86,232
                 Series One A, 6.550%, 12/01/05 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               New York - 10.5%

    500,000    Albany Housing Authority, City of Albany, New York, Limited Obligation       10/05 at 102        Baa1        523,735
                 Bonds, Series 1995, 5.700%, 10/01/06

    275,000    The City of New York (New York), General Obligation Bonds, Fiscal 1997    8/06 at 101 1/2          A-        312,395
                 Series A, Fixed Rate Tax-Exempt Bonds, 6.250%, 8/01/08

    200,000    The City of New York (New York), General Obligation Bonds, Fiscal 1996       No Opt. Call          A-        218,346
                 Series G, 5.750%, 2/01/06

    500,000    The City of New York (New York), General Obligation Bonds, Fiscal 1997    8/06 at 101 1/2          A-        549,800
                 Series B, 5.700%, 8/15/07

     35,000    The City of New York (New York), General Obligation Bonds, Fiscal 1993        2/05 at 101       A-***         39,927
                 Series F, 6.375%, 2/15/06 (Pre-refunded to 2/15/05)

    665,000    The City of New York, General Obligation Bonds, Fiscal 1995 Series F,         2/05 at 101          A-        746,177
                 6.375%, 2/15/06

  1,000,000    Dormitory Authority of the State of New York, Mental Health Services          2/07 at 102          A-      1,119,660
                 Facilities Improvement Revenue Bonds, Series 1997A, 6.000%, 2/15/08

    750,000    New York State Housing Finance Agency, Health Facilities Revenue Bonds       No Opt. Call          A-        832,298
                 (New York City), 1996 Series A Refunding, 6.000%, 5/01/06

  1,000,000    The Port Authority of New York and New Jersey, Special Project Bonds,        No Opt. Call         N/R      1,121,950
                 Series 4, KIAC Partners Project, 7.000%, 10/01/07 (Alternative
                 Minimum Tax)

  1,000,000    The Port Authority of New York and New Jersey, Special Project Bonds,        No Opt. Call         AAA      1,165,290
                 Series 6, JFK International Air Terminal LLC Project, 6.250%,
                 12/01/10 (Alternative Minimum Tax)




                                   Portfolio of Investments (Unaudited)
                                   Nuveen Flagship Intermediate Municipal Bond Fund (continued)
                                   October 31, 1998

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Ohio - 9.9%
               Cleveland-Cuyahoga County Port Authority, Subordinate Refunding Revenue
                Bonds, Series 1997 (Rock and Roll Hall of Fame and Museum Project):
$   360,000      6.750%, 12/01/07                                                             No Opt. Call        N/R  $    395,496
    425,000      5.850%,  12/01/08                                                            No Opt. Call        N/R       469,999

  1,000,000    Dayton Special Facilities (Emery Air Freight), 6.050%, 10/01/09                No Opt. Call        BBB     1,086,600

  1,000,000    County of Franklin, Ohio, Hospital Refunding and Improvement Revenue           11/06 at 101         Aa     1,099,910
                Bonds, 1996 Series A (The Childrens Hospital Project), 5.550%,
                11/01/07

  1,000,000    County of Hamilton, Ohio, Hospital Facilities Revenue Bonds, Series            No Opt. Call        AAA     1,074,570
                1993 (Childrens Hospital Medical Center), 5.200%, 5/15/09

    900,000    Miami County, Ohio, Hospital Facilities Revenue, Refunding and Improvement,    No Opt. Call        BBB       976,230
                Upper Valley Medical Center, Series C, 6.250%, 5/15/13

  1,000,000    State of Ohio (Ohio Public Facilities Commission), Higher Education Capital    No Opt. Call        AAA     1,099,000
                Facilities Bonds, Series II-1994B, 5.750%, 11/01/04

------------------------------------------------------------------------------------------------------------------------------------
               Pennsylvania - 4.1%

               Pennsylvania Higher Educational Facilities Authority (Commonwealth of
                Pennsylvania), Geneva College Revenue Bonds, Series of 1998:
    470,000      4.900%, 4/01/07                                                              No Opt. Call       BBB-       479,076
    495,000      4.950%, 4/01/08                                                              No Opt. Call       BBB-       503,108

    500,000    City of Philadelphia, Pennsylvania, Gas Works Revenue Bonds,
                Fourteenth Series, 7.000%, 7/01/02                                            No Opt. Call       Baa1       549,790

  1,500,000    Municipal Authority of Westmoreland County (Westmoreland County,               No Opt. Call        AAA     1,036,380
                Pennsylvania), Municipal Service Revenue Bonds, Series of 1995A,
                0.000%, 8/15/07

------------------------------------------------------------------------------------------------------------------------------------
               South Carolina - 0.3%

    195,000    City of Myrtle Beach, South Carolina, Myrtle Beach Public Facilities           No Opt. Call         A3       207,203
                Corporation, Certificates of Series Participation (City of Myrtle
                Beach Convention Center Project), Series 1992, 6.750%, 7/01/02

------------------------------------------------------------------------------------------------------------------------------------
               Tennessee - 2.5%

    500,000    City of Clarksville, Tennessee, Hospital Revenue Refunding and Improvement     No Opt. Call       Baa1       534,925
                Bonds, Series 1993 (Clarksville Memorial Hospital Project), 6.000%, 7/01/03

    500,000    Memphis-Shelby County Airport Authority (Tennessee), Special Facilities        No Opt. Call        BBB       514,265
                Revenue Bonds, Refunding Series 1997 (Federal Express Corporation),
                5.350%, 9/01/12

    500,000    The Industrial Development Board of the Metropolitan Government of             No Opt. Call        N/R       523,895
                Nashville and Davidson County (Tennessee), Industrial Development
                Revenue Refunding and Improvement Bonds (Osco Treatment Systems,
                Inc. Project), Series 1993, 6.000%, 5/01/03 (Alternative Minimum Tax)

------------------------------------------------------------------------------------------------------------------------------------
               Texas - 4.5%

    345,000    Brazos Higher Education Authority, Inc. Student Loan Revenue Refunding         No Opt. Call        Aaa       370,727
                Bonds, Series 1993A-1, 6.200%, 12/01/02 (Alternative Minimum Tax)

  3,000,000    Goose Creek Consolidated Independent School District, Texas, Unlimited         No Opt. Call        AAA     1,907,220
                Tax Refunding Bonds, Series 1993, 0.000%, 2/15/09

    535,000    Texas Department of Housing and Community Affairs, Multifamily Housing         No Opt. Call          A       567,421
                Revenue Bonds (NHP-Foundation - Asmara Project), Series 1996A, 5.800%,
                1/01/06

------------------------------------------------------------------------------------------------------------------------------------
               Utah - 0.5%

    290,000    Salt Lake County, Utah, College Revenue Bonds (Westminster College of          10/07 at 101        BBB       294,254
                Salt Lake City Project), Series 1997, 5.200%, 10/01/09



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Virgin Islands - 2.6%
$   585,000    Virgin Islands Port Authority, Airport Revenue Bonds, Refunding              No Opt. Call         BBB    $   584,116
                 Series 1998A (Alternative Minimum Tax), 4.500%, 9/01/05

  1,000,000    Virgin Islands Water and Power Authority, Electric System                     7/08 at 101         N/R      1,054,259
                 Revenue and Refunding Bonds, 1998 Series, 5.250%, 7/01/09
-----------------------------------------------------------------------------------------------------------------------------------
               Virginia - 0.8%
    500,000    Pocahontas Parkway Association, Route 895 Connector Toll Road                No Opt. Call        BBB-        515,039
                 Revenue Bonds, Senior Current Interest, Series 1998A, 5.250%, 8/15/07
-----------------------------------------------------------------------------------------------------------------------------------
               Wisconsin - 1.2%
    750,000    Wisconsin Health and Educational Facilities Authority, Revenue               10/07 at 101         BBB        760,514
                 Bonds, Series 1998 (Carroll College, Inc. Project), 5.000%, 10/01/09
-----------------------------------------------------------------------------------------------------------------------------------
               Wyoming - 0.4%
    200,000    State of Wyoming, Farm Loan Board, Capital Facilities                        10/02 at 102         AA-        219,393
                 Refunding Revenue Bonds, Series 1992, 6.100%, 10/01/06
-----------------------------------------------------------------------------------------------------------------------------------
$59,895,000    Total Investments - (cost $57,471,872) - 99.0%                                                            62,164,524
===========------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.0%                                                                         655,307
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                        $62,819,831
               ====================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
**  Ratings: Using the higher of Standard & Poor's or Moody's rating.
*** Securities are backed by an escrow or trust containing sufficient U.S.
    government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.
N/R Investment is not rated.

                                 See accompanying notes to financial statements.
27

                Portfolio of Investments (Unaudited)
                Nuveen Flagship Intermediate Municipal Bond Fund (continued) October 31, 1998



  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
------------------------------------------------------------------------------------------------------------------------------------
               Alaska - 0.4%
$   945,000    Alaska Industrial Development and Export Authority, Revolving Fund           No Opt. Call          A2   $    955,612
                 Bonds, Series 1992A, 5.700%, 4/01/99 (Alternative Minimum Tax)

  1,250,000    Alaska Student Loan Corporation, Student Loan Revenue Bonds,                 No Opt. Call         AAA      1,314,250
                 1997 Series A, 5.200%, 7/01/06 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------------------
               Arizona - 0.5%

    250,000    Arizona Educational Loan Marketing Corporation, Educational                  No Opt. Call          Aa        267,008
                 Loan Revenue Bonds, 6.125%, 9/01/02 (Alternative Minimum Tax)

  2,000,000    City of Tucson, Arizona, General Obligation Refunding Bonds,                 No Opt. Call         AAA      2,164,960
                 Series 1995, 5.375%, 7/01/05
------------------------------------------------------------------------------------------------------------------------------------
               California - 2.9%

  4,380,000    Central Joint Powers Health Financing Authority, Certificates of             No Opt. Call        Baa1      4,596,591
                 Participation, Series 1993, Community Hospitals of Central
                 California, 5.250%, 2/01/04

  1,250,000    Long Beach Aquarium of the Pacific, Revenue Bonds (Aquarium of               No Opt. Call         BBB      1,349,538
                 the Pacific Project), 1995  Series A, 5.750%, 7/01/05

               Sacramento Cogeneration Authority, Cogeneration Project Revenue
               Bonds (Procter & Gamble Project), 1995 Series:
  1,000,000      5.900%, 7/01/02                                                            No Opt. Call        BBB-      1,067,700
    500,000      6.000%, 7/01/03                                                            No Opt. Call        BBB-        541,290
    500,000      7.000%, 7/01/04                                                            No Opt. Call        BBB-        570,480

  4,800,000    Southern California Public Power Authority, Power Project                    No Opt. Call         AAA      5,283,936
                 Revenue Bonds, 1996  Subordinate Refunding, Series A
                 (Palo Verde Project), 5.500%, 7/01/05

  1,500,000    Taft Public Financing Authority, Lease Revenue Bonds, 1997                   No Opt. Call        BBB+      1,619,550
                 Series A (Community Correctional Facility Acquisition Project),
                 5.500%, 1/01/06
------------------------------------------------------------------------------------------------------------------------------------
               Colorado - 4.7%

  9,000,000    E-470 Public Highway Authority, Capital Improvement Trust Fund           8/05 at 95 29/32         Aaa      6,528,780
                 Highway Revenue Bonds (E-470 Project), Senior Bonds,
                 0.000%, 8/31/06 (Pre-refunded to 8/31/05)

               City of Arvada, Colorado, Limited Sales and Use Tax Revenue Bonds,
               Series 1991:
    500,000      6.300%, 6/01/99                                                            No Opt. Call         N/R        509,600
    400,000      6.400%, 6/01/00                                                            No Opt. Call         N/R        417,764

  2,815,000    Colorado Health Facilities Authority, Revenue Bonds, Series 1995             No Opt. Call          A-      3,021,931
                 (Covenant Retirement Communities Inc.), 5.650%, 12/01/04

               Colorado Housing and Finance Authority, Single-Family Housing
               Revenue Refunding Bonds, 1991 Series A:
  1,515,000      0.000%, 11/01/01                                                           No Opt. Call         Aa1      1,297,204
  3,515,000      0.000%, 11/01/02                                                           No Opt. Call         Aa1      2,846,517

  6,475,000    City and County of Denver, Colorado, Airport System Revenue Bonds,           No Opt. Call         AAA      7,068,628
                 Series 1996 B, 5.750%, 11/15/04 (Alternative Minimum Tax)

  1,400,000    Eagle County Air Terminal Corporation, Airport Terminal Project              No Opt. Call         N/R      1,499,218
                 Revenue Bonds, Series 1996, 6.750%, 5/01/06 (Alternative Minimum Tax)

    500,000    Hyland Hills Park and Recreation District, Adams County, Colorado,           No Opt. Call         N/R        512,470
                 Special Revenue Refunding and Improvement Bonds, Series 1996A, 5.400%,
                 12/15/00

    200,000    University of Colorado, Certificates of Participation, Series D, Colorado    12/98 at 102       A2***        204,666
                 Association of School Boards, Lease Purchase Finance Program, 7.400%,
                 12/01/05 (Pre-refunded to 12/01/98)


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Connecticut - 3.8%

               City of Bridgeport, Connecticut, General Obligation Refunding Bonds, 1996     No Opt. Call        AAA   $  4,988,381
                 Series A:
$ 4,650,000      5.250%, 9/01/04
  1,000,000      6.000%, 9/01/05                                                             No Opt. Call        AAA      1,123,930

  2,800,000    State of Connecticut Health and Educational Facilities Authority, Revenue     No Opt. Call        BBB-     2,962,540
                 Bonds, Quinnipiac College Issue, Series D, 5.625%, 7/01/03

  1,000,000    State of Connecticut Health and Educational Facilities Authority, Revenue     No Opt. Call         BBB     1,051,360
               Bonds, Hospital for Special Care Issue, Series B, 5.125%, 7/01/07

               Connecticut Development Authority, First Mortgage Gross Revenue Health
               Care Project Refunding Bonds (Church Homes, Inc.-Congregational Avery,
               Heights Project), 1997 Series:
    780,000      5.100%, 4/01/04                                                             No Opt. Call         BBB       811,574
  1,100,000      5.200%, 4/01/05                                                             No Opt. Call         BBB     1,152,778
  1,135,000      5.300%, 4/01/06                                                             No Opt. Call         BBB     1,197,924

    820,000    City of New Haven, Connecticut, General Obligation Bonds, Issue of 1992,      No Opt. Call         AAA       900,483
                 9.250%, 3/01/02

               City of New Haven, Connecticut, General Obligation Bonds, Series 1992B:
    285,000      5.900%, 12/01/98                                                            No Opt. Call         AAA       285,687
    340,000      5.900%, 12/01/98                                                            No Opt. Call        Baa1       340,779

    650,000    Town of Stratford, Connecticut, General Obligation Bonds, 6.900%, 3/01/99     No Opt. Call         N/R       658,346

  3,775,000    West Haven Housing Authority (Connecticut), Multifamily Housing Revenue       1/01 at 100          N/R     3,849,934
                 Bonds, Series 1998B (Meadows Landing Apartments), 6.000%, 1/01/02
                 (Alternative Minimum Tax)

               District of Columbia - 0.1%

    500,000    District of Columbia Redevelopment Land Agency (Washington, D.C.), Sports     No Opt. Call        BBB+       506,019
                 Arena Special Tax Revenue Bonds (Series 1996), 5.300%, 11/01/99

               Florida - 1.6%

    350,000    North Springs Improvement District (Broward County, Florida), Water and       No Opt. Call         N/R       368,211
                 Sewer Revenue Bonds, Series 1991, 7.900%, 10/01/01

  4,940,000    Housing Finance Authority of Polk County (Florida), Multifamily Housing        7/05 at 101         AAA     5,190,804
                 Revenue Bonds (Winter Oaks Apartments Project), Series 1997A, 5.250%,
                 7/01/22

  2,625,000    Sanford Florida Airport Authority, Industrial Development Revenue, Central     No Opt. Call        N/R     2,770,373
                 Florida Terminals Inc. Project, Series A, 7.750%, 5/01/21 (Alternative
                 Minimum Tax)

               Georgia - 0.7%

  3,000,000    City of Atlanta, Georgia, Airport Facilities Revenue Refunding Bonds,          No Opt. Call        AAA     3,462,270
                 Series 1996, 6.500%, 1/01/06

               Illinois - 3.2%

    360,000    DeKalb, Illinois, Home Rule Units, Single Family Mortgage Revenue Bonds        No Opt. Call        Aaa       366,732
                 (GNMA Mortgage-Backed Securities Program), Series 1991 A, 6.700%,
                 12/01/99 (Alternative Minimum Tax)

    970,000    Illinois Health Facilities Authority, Revenue Refunding, Galesburg Cottage     No Opt. Call         AA       997,063
                 Hospital, 6.250%, 5/01/11

  1,500,000    Illinois Health Facilities Authority, Revenue Refunding Bonds Series 1996B,    No Opt. Call         A-     1,605,720
                 Sarah Bush Lincoln Health Center), 5.500%, 2/15/06

               Illinois Health Facilities Authority, Revenue Bonds (Victory Health Service),
                 Series 1997A:
    945,000      5.000%, 8/15/05                                                              No Opt. Call         A-       985,522
    995,000      5.000%, 8/15/06                                                              No Opt. Call         A-     1,036,959
  1,045,000      5.750%, 8/15/05                                                              No Opt. Call         A-     1,142,478
    605,000      5.750%, 8/15/08                                                               8/07 at 101         A-       661,840

  1,350,000    Illinois Health Facilities Authority, Revenue Bonds, Series 1989B
                 (ServantCor), 7.500%, 8/15/01 (Pre-refunded to 8/15/99)                       8/99 at 102     N/R***     1,422,482

    325,000    Illinois Health Facilities Authority, Revenue Bonds, Series 1989C (The Carle   No Opt. Call        AAA       326,966
                 Foundations), 6.700%, 1/01/99

Portfolio of Investments (Unaudited)
Nuveen Flagship Limited Term Municipal Bond Fund (continued)
October 31, 1998

   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Illinois (continued)

$    735,000   Illinois Health Facilities Authority, Revenue Bonds, Series 1996             No Opt. Call          A-   $    769,633
                 (Mercy Hospital and Medical Center Project), 5.600%, 1/01/02

   3,000,000   State of Illinois, General Obligation Bonds, Series of March 1992            10/02 at 102          AA      3,295,980
                 (Full Faith and Credit) 6.200%, 10/01/04

   1,765,000   Metropolitan Pier and Exposition Authority (Illinois), McCormick              6/06 at 102         AAA      2,000,522
                 Place Expansion Project Refunding Bonds, Series 1996A, 6.000%,
                 12/15/06

   1,530,000   Village of Romeoville, Will County, Illinois, General Obligation             No Opt. Call         N/R      1,590,053
                 Working Cash Bonds, Series 1991F, 7.850%, 11/01/01
-----------------------------------------------------------------------------------------------------------------------------------
               Indiana - 1 4%

               City of Goshen, Indiana, Revenue Refunding Bonds, Series 1998
               (Greencroft Obligated Group):
     715,000     5.150%, 8/15/05                                                            No Opt. Call         N/R        713,970
     790,000     5.250%, 8/15/07                                                            No Opt. Call         N/R        785,434
     680,000     5.300%, 8/15/08                                                            No Opt. Call         N/R        674,111
     775,000     5.350%, 8/15/09                                                             8/08 at 101         N/R        764,700

               Indiana Bond Bank Special Program Bonds, Series 1997 B (Hendricks
               County Redevelopment Authority, Pittboro Project):
   1,525,000     5.250%, 2/01/03                                                            No Opt. Call         AA-      1,597,255
   1,075,000     5.400%, 2/01/04                                                            No Opt. Call         AA-      1,139,070

   1,250,000   Valparaiso Multi-School Building Corporation (Porter County, Indiana),       No Opt. Call         AAA      1,327,978
                 First Mortgage Bonds, Series 1992, 6.100%, 7/01/01
-----------------------------------------------------------------------------------------------------------------------------------
               Iowa - 0.4%

               Iowa Student Loan Liquidity Corporation, Iowa Partnership Loan Revenue
               Bonds, 1992 Series:
     600,000     5.850%, 7/01/99 (Alternative Minimum Tax)                                  No Opt. Call           A        609,618
     325,000     6.000%, 7/01/00 (Alternative Minimum Tax)                                  No Opt. Call           A        335,800
     600,000     6.100%, 7/01/01 (Alternative Minimum Tax)                                  No Opt. Call           A        629,982
     650,000     6.200%, 7/01/02 (Alternative Minimum Tax)                                  No Opt. Call           A        691,828
-----------------------------------------------------------------------------------------------------------------------------------
               Kentucky - 9.1%

     850,000   City of Berea, Kentucky, Berea College General Obligation Bonds, Series      No Opt. Call         Aaa        874,803
                 1998, 4.800%, 7/01/08 (Alternative Minimum Tax)

   5,000,000   Cities of Carrollton and Henderson, Kentucky, Public Energy Authority of     No Opt. Call         AAA      5,241,350
                 Kentucky Trust, Gas Revenue Bonds, Series 1998, 5.000%, 1/01/08

   3,180,000   County of Christian, Kentucky, Hospital Revenue and Refunding Bonds,         No Opt. Call          A-      3,451,731
                 Series 1997A, Jennie Stuart Medical Center, 5.500%, 7/01/06

               City of Jeffersontown, Kentucky, Public Projects Refunding and
               Improvements, Certificates of Participation:
     235,000     4.650%, 11/01/02                                                           No Opt. Call           A        244,024
     520,000     4.750%, 11/01/03                                                           No Opt. Call           A        544,367

               Kenton County Water District No. 1, Water District Revenue Bonds,
               Series 1995B:
     475,000     5.600%, 2/01/03                                                            No Opt. Call         AAA        509,894
     500,000     5.600%, 2/01/05                                                            No Opt. Call         AAA        545,425

               Kentucky Development Finance Authority, Sisters of Charity of
               Nazareth Health Corporation, Revenue Refunding Bonds, Series 1991:
   1,280,000     5.750%, 11/01/98                                                           No Opt. Call          A1      1,280,090
   1,330,000     6.000%, 11/01/01                                                           No Opt. Call          A1      1,417,035
   2,720,000     6.600%, 11/01/06                                                           11/01 at 102          A1      2,996,053

               Kentucky Economic Development Finance Authority, Hospital System
               Refunding and Improvement Revenue Bonds, Series 1997 (Appalachian
               Regional Healthcare, Inc. Project):
   2,540,000     5.200%, 10/01/04                                                           No Opt. Call         BBB      2,626,081
   2,670,000     5.300%, 10/01/05                                                           No Opt. Call         BBB      2,776,373
   1,315,000     5.400%, 10/01/06                                                           No Opt. Call         BBB      1,377,883

  Principal                                                                                 Optional Call                    Market
     Amount    Description                                                                    Provisions*  Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Kentucky (continued)

$ 1,460,000    Kentucky Higher Education Student Loan Corporation, Insured Student Loan      No Opt. Call        Aaa   $  1,605,285
                 Revenue Bonds, 1991 Series B, 6.800%, 6/01/03 (Alternative Minimum Tax)

    180,000    Kentucky Infrastructure Authority, Revenue Refunding, Wastewater Revolving    No Opt. Call          A        190,933
                 Fund Program, Series C, 5.500%, 6/01/05

               Kentucky Infrastructure Authority, Governmental Agencies Program Revenue
               and Revenue Refunding Bonds, 1995 Series H:
  1,945,000      5.300%, 8/01/03                                                             No Opt. Call          A      2,066,738
    675,000      5.400%, 8/01/04                                                             No Opt. Call          A        725,065
  1,000,000      5.500%, 8/01/05                                                             No Opt. Call          A      1,086,390

  1,000,000    The Turnpike Authority of Kentucky, Resource Recovery Road Revenue            No Opt. Call         A+      1,318,490
                 Refunding Bonds, 1985 Series A, 9.625%, 7/01/05

               Regional Airport Authority of Louisville and Jefferson County, Kentucky,
               Airport System Revenue Bonds, 1997 Series A:
  1,375,000      5.750%, 7/01/00 (Alternative Minimum Tax)                                   No Opt. Call        AAA      1,423,648
    455,000      5.750%, 7/01/01 (Alternative Minimum Tax)                                   No Opt. Call        AAA        478,419
  1,535,000      5.750%, 7/01/02 (Alternative Minimum Tax)                                   No Opt. Call        AAA      1,634,637

  3,225,000    Mount Sterling, Kentucky, Lease Revenue Bonds (Kentucky League of Cities      No Opt. Call         Aa      3,433,529
                 Funding Program), Series 1993A, 5.625%, 3/01/03

 10,800,000    City of Owensboro, Kentucky, Electric Light and Power System Revenue          No Opt. Call        AAA      8,822,844
                 Bonds, Series 1993A, 0.000%, 1/01/04 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Louisiana - 2.6%

  6,000,000    Parish of East Baton Rouge, State of Louisiana, Pollution Control             No Opt. Call         A+      6,349,500
                 Refunding Revenue Bonds (Hoechst Celanese Corporation Project),
                 Series 1993, 5.400%, 12/01/02

  1,215,000    Louisiana Public Facilities Authority, Hospital Revenue Bonds (Our            No Opt. Call        AAA      1,237,028
                 Lady of Lourdes Regional Medical Center Project), Series 1992,
                 4.900%, 2/01/00

    965,000    Louisiana Public Facilities Authority, Hospital Revenue Bonds (Womans         No Opt. Call         A3      1,023,547
                 Hospital Foundation Project), Series 1992, 6.750%, 10/01/02

  2,500,000    Louisiana Offshore Terminal Authority, Deepwater Port Refunding               No Opt. Call          A      2,696,350
                 Revenue Bonds (LOOP INC. Project), First Stage Series 1992B,
                 6.100%, 9/01/02

  1,170,000    Office Facilities Corporation, A Louisiana Non-Profit Corporation             No Opt. Call       BBB+      1,243,791
                 (Capital Facilities Lease/Purchase Program), Series 1990,
                 7.750%, 12/01/10

    725,000    Ouachita Parish, Louisiana, Hospital Service District No. 1 Revenue,          No Opt. Call          A        753,779
                 Glenwood Regional Medical Center, 7.500%, 7/01/21
-----------------------------------------------------------------------------------------------------------------------------------
               Maine - 0.3%

  1,615,000    Maine Educational Loan Marketing Corporation, Student Loan Revenue             5/02 at 101          A      1,700,837
                 Refunding Bonds, Series 1992, Subordinate Series 1992A-2,
                 6.600%, 5/01/05 (Alternative Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Maryland - 1.2%

               Maryland Energy Financing Administration, Limited Obligation Solid Waste
               Disposal Revenue Bonds (Wheelabrator Water Technologies Baltimore L.L.C.
               Projects), 1996 Series:
  2,280,000      5.650%, 12/01/03 (Alternative Minimum Tax)                                  No Opt. Call         A-      2,451,182
  1,000,000      5.850%, 12/01/05 (Alternative Minimum Tax)                                  No Opt. Call         A-      1,084,560

  2,400,000    Northeast Maryland Waste Disposal Authority, Resource Recovery Revenue        No Opt. Call        AAA      2,752,728
                 Refunding Bonds (Southwest Resource Recovery Facility), Series 1993,
                 7.150%, 1/01/04
-----------------------------------------------------------------------------------------------------------------------------------
               Massachusetts - 4.5%

    265,000    City of Brockton, Massachusetts, General Obligation Bonds,                    No Opt. Call        AAA      2,752,728
                 5.350%, 6/15/00

               Massachusetts Educational Financing Authority, Education Loan Revenue
               Bonds, Issue E, Series 1995:
    845,000      5.500%, 7/01/01 (Alternative Minimum Tax)                                   No Opt. Call        AAA        873,062
  2,575,000      5.700%, 7/01/04 (Alternative Minimum Tax)                                   No Opt. Call        AAA      2,722,908

                    Portfolio of Investments (Unaudited)
                    Nuveen Flagship Limited Term Municipal Bond Fund (continued) October 31, 1998

  Principal                                                                                Optional Call                    Market
     Amount    Description                                                                   Provisions*   Ratings**         Value
------------------------------------------------------------------------------------------------------------------------------------
               Massachusetts (continued)
               Massachusetts Educational Financing Authority, Education Loan Revenue
               Bonds, Issue E, Series 1997B:
$ 1,970,000     5.250%, 7/01/06 (Alternative Minimum Tax)                                   No Opt. Call         AAA   $ 2,100,985
  2,775,000     5.350%, 7/01/07 (Alternative Minimum Tax)                                    7/06 at 102         AAA     2,984,873

  6,435,000    Massachusetts Municipal Wholesale Electric Company, Power Supply             No Opt. Call         Aaa     6,731,267
                System Revenue Bonds, 1992 Series A, 6.300%, 7/01/00

  1,000,000    The Commonwealth of Massachusetts, General Obligation Refunding Bonds,       No Opt. Call         AA-     1,023,920
                Series 1992A, 6.100%, 8/01/99

               City of New Bedford, Massachusetts, General Obligation Landfill Closure
               Bonds, Series 1993:
    600,000     5.250%, 3/01/00                                                             No Opt. Call        Baa3       612,960
    600,000     5.400%, 3/01/01                                                             No Opt. Call        Baa3       621,096
    600,000     5.500%, 3/01/02                                                             No Opt. Call        Baa3       628,002

  2,500,000    The New England Education Loan Marketing Corporation, Student Loan           No Opt. Call          A1     2,671,425
                Refunding Bonds, 1993 Series E, 5.625%, 7/01/04 (Alternative Minimum
                Tax)

    415,000    City of Springfield, Massachusetts, General Obligation Refunding Bonds,      No Opt. Call           A       424,138
                Series 1992A, 5.800%, 9/01/99

               City of Springfield, Massachusetts, General Obligation School Project
               Loan Act of 1948 Bonds, Series B:
    815,000     5.800%, 9/01/99                                                             No Opt. Call        Baa3       832,262
    250,000     6.100%, 9/01/99                                                             No Opt. Call        Baa3       268,483

------------------------------------------------------------------------------------------------------------------------------------
               Michigan - 5.7%

  3,315,000    The Economic Development Corporation of the City of Detroit, Resource        No Opt. Call         AAA     3,447,600
                Recovery Revenue Bonds, Series 1991A, 6.350%, 5/01/00
                (Alternative Minimum Tax)

  1,250,000    Ecorse Public Schools, Wayne County, Michigan, 1997 School Building and      No Opt. Call         AAA     1,427,763
                Site Bonds (Unlimited Tax General Obligation), 6.500%, 5/01/05

  3,000,000    Greater Detroit Resource Recovery Authority, Michigan, Resource Revenue      No Opt. Call         AAA     3,249,600
                Refunding Bonds, Series 1996-A, 5.500%, 12/13/04

    525,000    City of Madison Heights Tax Increment Finance Authority, Michigan, Revenue   No Opt. Call         N/R       558,579
                Bonds, Series 1991, 8.500%, 3/15/01

    900,000    Michigan Higher Education Student Loan Authority, Student Loan Revenue       No Opt. Call         AAA       941,031
                Bonds, Series XII-E, 6.375%, 10/01/00 (Alternative Minimum Tax)

  2,000,000    Michigan Higher Education Student Loan Authority, 5.400%, 9/01/00            No Opt. Call         Aa1     2,057,060
                (Alternative Minimum Tax)

  2,700,000    Michigan State Hospital Finance Authority (Michigan), Hospital Revenue       No Opt. Call         AAA     2,778,759
                Refunding Bonds (St. John Hospital), Series 1993A, 5.400%, 5/15/00

  2,370,000    Michigan State Hospital Finance Authority, Hospital Revenue Refunding        No Opt. Call         BBB     2,456,007
                Bonds (Gratiot Community Hospital, Alma, Michigan), Series 1995,
                5.300%, 10/01/01

  1,000,000    Michigan State Hospital Finance Authority, Revenue Refunding Bonds (Mercy    No Opt. Call         AA-     1,122,370
                Health Services Obligated Group), 1997 Series T, 6.000%, 8/15/06

               Michigan State Housing Development Authority, Rental Housing Revenue Bonds,
               1995 Series B:
  3,085,000     5.450%, 4/01/05                                                             No Opt. Call         AAA     3,259,549
  3,325,000     5.450%, 10/01/05                                                            No Opt. Call         AAA     3,525,697

  4,095,000    Pontiac, Michigan, Hospital Finance Authority, Hospital Revenue Refunding,    8/00 at 100        BBB-     4,208,350
                Nomc Obligation Group, 5.800%, 8/01/03

------------------------------------------------------------------------------------------------------------------------------------
               Mississippi - 0.6%

               Mississippi Hospital Equipment and Facilities Authority, Revenue Refunding
               Bonds, Series 1995 (Mississippi Baptist Medical Center):
  1,690,000     5.350%, 5/01/03                                                             No Opt. Call         AAA     1,790,437
  1,000,000     5.400%, 5/01/04                                                             No Opt. Call         AAA     1,068,280


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Missouri - 0.6%

$ 2,400,000    Missouri State Health and Educational Facilities Authority,                  No Opt. Call         N/R    $ 2,537,474
                 Health Facilities Revenue Refunding, Lutheran Senior Services,
                 5.875%, 2/01/23

    350,000    The City of St. Louis, Missouri, Regional Convention and Sports              No Opt. Call         N/R        365,673
                 Complex Authority, Convention and Sports Facility Project
                 Bonds, Series C of 1991, 7.750%, 8/15/01
-----------------------------------------------------------------------------------------------------------------------------------
               Montana - 2.1%

               City of Forsyth, Rosebud County, Montana, Pollution Control Revenue
               Refunding Bonds (Portland General Electric Company Projects),
               Series 1998B:
  7,500,000      4.750%, 5/01/34 (Alternative Minimum Tax)                                  No Opt. Call          A-      7,596,975
  3,000,000      4.600%, 5/01/34                                                            No Opt. Call          A-      3,042,630
-----------------------------------------------------------------------------------------------------------------------------------
               Nebraska - 1.0%

  5,000,000    Energy America (Nebraska), Natural Gas Revenue Bonds                         No Opt. Call         N/R      5,072,900
                 (Nebraska Public Gas Agency Project), Series 1998B, 5.450%, 4/15/08
-----------------------------------------------------------------------------------------------------------------------------------
               New Hampshire - 0.3%

    505,000    New Hampshire Higher Educational and Health Facilities Authority,            No Opt. Call           A        539,123
                 Hospital Revenue Bonds, St. Joseph Hospital Issue, Series 1991,
                 7.250%, 1/01/01

               New Hampshire Housing Finance Authority, Single Family Residential
               Mortgage Bonds, 1991 Series D:
    310,000      6.200%, 1/01/99 (Alternative Minimum Tax)                                  No Opt. Call         Aa3        310,955
    290,000      6.350%, 1/01/00 (Alternative Minimum Tax)                                  No Opt. Call         Aa3        296,067
    285,000      6.450%, 1/01/01 (Alternative Minimum Tax)                                  No Opt. Call         Aa3        295,209
-----------------------------------------------------------------------------------------------------------------------------------
               New Jersey - 3.5%

  1,410,000    New Jersey Economic Development Authority, Electric Energy Facility          No Opt. Call         N/R      1,424,537
                 Revenue Bonds (Vineland Cogeneration Limited Partnership Project),
                 Series 1992, 6.750%, 6/01/99 (Alternative Minimum Tax)

               New Jersey Health Care Facilities Financing Authority, Bayonne
               Hospital Obligated Group Revenue Bonds, Series 1994:
    860,000      5.750%, 7/01/00                                                            No Opt. Call         AAA        891,772
  1,000,000      5.800%, 7/01/01                                                            No Opt. Call         AAA      1,054,486
    790,000      5.900%, 7/01/02                                                            No Opt. Call         AAA        847,787

    830,000    New Jersey Economic Development Authority, First Mortgage Revenue            No Opt. Call         N/R        870,811
                 Bonds (Franciscan Oaks Project), Series 1997, 5.400%, 10/01/06

  4,300,000    New Jersey Economic Development Authority, Insured Revenue Bonds             No Opt. Call         AAA      4,656,384
                 (Educational Testing Service Issue), Series 1995B, 5.500%, 5/15/05

  1,420,000    New Jersey Economic Development Authority, First Mortgage Revenue            No Opt. Call         N/R      1,475,976
                 Bonds (Franciscan Oaks Project), Series 1997, 5.300%, 10/01/05

               New Jersey Educational Facilities Authority, Stevens Institute of
               Technology Issue, Revenue Bonds, 1992 Series A:
  1,155,000      6.000%, 7/01/99                                                            No Opt. Call           A      1,178,400
  1,275,000      6.100%, 7/01/00                                                            No Opt. Call           A      1,326,434
    995,000      6.200%, 7/01/01                                                            No Opt. Call           A      1,056,700
  1,165,000      6.300%, 7/01/02                                                            No Opt. Call           A      1,260,612

               New Jersey Higher Educational Facilities Authority, Higher
               Educational Facilities Revenue Bonds, Saint Peters College
               Issue, 1992 Series B:
    295,000      6.100%, 7/01/00                                                            No Opt. Call         BBB        307,293
    355,000      6.200%, 7/01/01                                                            No Opt. Call         BBB        377,571

  1,200,000    New Jersey Educational Facilities Authority, Revenue Bonds,                  No Opt. Call         BBB      1,240,836
                 Saint Peters College Issue, 1998 Series B, 5.000%, 7/01/08


              Portfolio of Investments (Unaudited)
              Nuveen Flagship Limited Term Municipal Bond Fund (continued) October 31, 1998

   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               New York - 15.2%

               Albany Housing Authority, City of Albany, New York, Limited Obligation
               Bonds, Series 1995:
$    500,000     5.100%,  10/01/01                                                          No Opt. Call        Baa1   $    510,860
     700,000     5.250%,  10/01/02                                                          No Opt. Call        Baa1        720,293
     750,000     5.400%,  10/01/03                                                          No Opt. Call        Baa1        777,818
     750,000     5.500%,  10/01/04                                                          No Opt. Call        Baa1        779,288
   1,000,000     5.600%,  10/01/05                                                          No Opt. Call        Baa1      1,042,700
     500,000     5.700%,  10/01/06                                                          10/05 at 102        Baa1        523,735
     700,000     5.850%,  10/01/07                                                          10/05 at 102        Baa1        730,842

               City of Jamestown, Chautauqua County, New York, Public Improvement
               (Serial) Bonds, 1991 Series A:
     150,000     7.000%,  3/15/04                                                           No Opt. Call        Baa2        170,823
     750,000     7.000%,  3/15/05                                                           No Opt. Call        Baa2        866,108

   1,000,000   Metropolitan Transportation Authority (New York), Transit Facilities         No Opt. Call        BBB+      1,092,800
                 Service Contract Bonds, Series N, 6.625%, 7/01/02

   1,280,000   The City of New York (New York), General Obligation Bonds, Fiscal            No Opt. Call         Aaa      1,345,318
                 1988 Series A, 8.250% 11/01/99

   2,750,000   The City of New York (New York), General Obligation Bonds, Fiscal 1991       No Opt. Call          A-      3,443,000
                 Series B, 8.250%, 6/01/06

   1,000,000   The City of New York (New York), General Obligation Bonds, Fiscal 1996       No Opt. Call          A-      1,113,300
                 Series E, 6.500%, 2/15/04

               The City of New York (New York), General Obligation Bonds, Fiscal
               1996 Series G:
   3,000,000     5.700%, 2/01/03                                                            No Opt. Call          A-      3,199,230
     500,000     5.750%, 2/01/06                                                            No Opt. Call          A-        545,865

   3,000,000   The City of New York (New York), General Obligation Bonds, Fiscal 1997       No Opt. Call          A-      3,200,250
                 Series H, 5.400%, 8/01/04

   4,000,000   The City of New York (New York), General Obligation Bonds, Fiscal 1995       No Opt. Call         Aaa      4,298,520
                 Series F, 6.100%, 2/15/02

   5,000,000   The City of New York (New York), General Obligation Bonds, Fiscal 1997       No Opt. Call          A-      5,400,750
                 Series I, 5.625%, 4/15/05

   1,000,000   Dormitory Authority of the State of New York, State University                5/00 at 102          A-      1,073,310
                 Educational Facilities Revenue Bonds, Series 1990A, 7.400%, 5/15/01

   4,155,000   Dormitory Authority of the State of New York, Revenue Bonds,                 No Opt. Call        Baa1      4,307,281
                 City University Issue, Series U, 5.875%, 7/01/00

   2,900,000   Dormitory Authority of the State of New York, Department of Health of        No Opt. Call        BBB+      3,117,703
                 the State of New York Refunding Bonds, 1990 Issue, 6.750%, 7/01/01

               Dormitory Authority of the State of New York, State University Educational
               Facilities Revenue Bonds, Series 1995A:
   6,500,000     5.250%, 5/15/01                                                            No Opt. Call          A-      6,742,970
   2,000,000     6.500%, 5/15/05                                                            No Opt. Call          A-      2,269,860

   1,000,000   Dormitory Authority of the State of New York, State University                5/99 at 102       A-***      1,041,690
                 Educational Facilities, Revenue Bonds, Series 1989A, 7.000%, 5/15/02
                 (Pre-refunded to 5/15/99)

   1,000,000   Dormitory Authority of the State of New York, NYACK Hospital Revenue
               Bonds, Series 1996:
   1,000,000     5.500%, 7/01/00                                                            No Opt. Call         Baa      1,024,830
   1,000,000     6.000%, 7/01/06                                                             7/06 at 102         Baa      1,100,050

   3,315,000   Dormitory Authority of the State of New York, City University System         No Opt. Call        BBB+      3,634,931
                 Consolidated Revenue Bonds, 1996 Series 2, 6.000%, 7/01/04

   5,000,000   New York State Housing Finance Agency, Health Facilities Revenue Bonds       No Opt. Call          A-      5,439,650
                 (New York City), 1996 Series A Refunding, 5.875%, 5/01/04

     615,000   New York State Medical Care Facilities Finance Agency, Mental Health         No Opt. Call          A-        623,106
                 Services Facilities Improvement Revenue Bonds, Series 1987A, 8.250%,
                 2/15/99

   3,000,000   New York State Thruway Authority, Local Highway and Bridge Service            4/07 at 102         AAA      3,199,740
                 Contract Bonds, Series 1997, 5.100%, 4/01/08


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               New York (continued)

               New York State Urban Development Corporation, Project Revenue Bonds
               (Center for Industrial Innovation), 1995 Refunding Series:
$ 2,405,000      5.300%, 1/01/04                                                            No Opt. Call        BBB+   $  2,540,931
  1,265,000      6.250%, 1/01/05                                                            No Opt. Call        BBB+      1,405,655

    695,000    New York State Urban Development Corporation, Correctional Facilities        No Opt. Call        BBB+        699,010
                 Revenue Bonds Series G, 6.500%, 1/01/99

  1,000,000    New York State Urban Development Corporation, Correctional Facilities        No Opt. Call        BBB+      1,040,580
                 Revenue Bonds, 1993 Refunding Series, 5.250%, 1/01/02

               Onondaga County Resource Recovery Agency (New York), System Revenue
                 Bonds (Development Costs-1992 Series):
    480,000      6.100%, 5/01/99                                                            No Opt. Call        Baa1        483,307
    630,000      6.200%, 5/01/00                                                            No Opt. Call        Baa1        642,392

  3,700,000    The Port Authority of New York and New Jersey, Special Project Bonds,        No Opt. Call         N/R      4,151,215
                 Series 4, KIAC Partners Project, 7.000%, 10/01/07 (Alternative
                 Minimum Tax)

  3,035,000    The Port Authority of New York and New Jersey, Special Project Bonds,        No Opt. Call         AAA      3,385,391
                 Series 6, JFK International Air Terminal-LLC Project, 6.000%, 12/01/05
                 (Alternative Minimum Tax)

-----------------------------------------------------------------------------------------------------------------------------------
               North Carolina - 1.2%

  5,475,000    North Carolina Municipal Power Agency Number 1, Catawba Electric              1/03 at 102          A-      5,918,147
                 Revenue Bonds, Series 1992, 6.000%, 1/01/05

-----------------------------------------------------------------------------------------------------------------------------------
               Ohio - 6.6%

               City of Barberton, Ohio Hospital Facilities Revenue Bonds, Series
                 1992 (The Barberton Citizens Hospital Company Project):
    500,000      6.250%, 1/01/99                                                            No Opt. Call           A        502,625
    750,000      6.400%, 1/01/00                                                            No Opt. Call           A        775,410
    500,000      6.550%, 1/01/99                                                            No Opt. Call           A        530,430

               City of Cambridge, Ohio, Hospital Revenue Refunding Bonds, Series
                 1991 (Guernsey Memorial Hospital Project):
    545,000      7.500%, 12/01/98                                                           No Opt. Call         BBB        546,935
    595,000      7.650%, 12/01/99                                                           No Opt. Call         BBB        621,466
    640,000      7.750%, 12/01/00                                                           No Opt. Call         BBB        690,170
    680,000      7.850%, 12/01/01                                                           No Opt. Call         BBB        754,909

               Cleveland-Cuyahoga County Port Authority, Subordinate Refunding
                 Revenue Bonds, Series 1997 Roll Hall of Fame and Museum Project):
    850,000      5.000%, 12/01/01                                                           No Opt. Call         N/R        877,914
  1,000,000      5.100%, 12/01/02                                                           No Opt. Call         N/R      1,041,050
    750,000      5.350%, 12/01/04                                                           No Opt. Call         N/R        794,220
    335,000      5.600%, 12/01/06                                                           No Opt. Call         N/R        362,802

    135,000    County of Cuyahoga, Ohio, Health Care Facilities Revenue Bonds,              No Opt. Call         N/R        138,237
                 Series 1990 (Altenheim Project), 8.750%, 6/01/99

               County of Cuyahoga, Ohio, Hospital Revenue Bonds (Meridia Health
                 System), Series 1995:
    500,000      5.750%, 8/15/00                                                            No Opt. Call         AAA        520,230
    795,000      5.850%, 8/15/01                                                            No Opt. Call         AAA        842,708
    735,000      5.950%, 8/15/02                                                            No Opt. Call         AAA        794,116

  1,175,000    County of Erie, Ohio, Hospital Improvement and Refunding Revenue             No Opt. Call           A      1,180,781
                 Bonds, Series 1992 (Firelands Community Hospital Project), 6.100%,
                 1/01/99

    700,000    County of Lucas, Ohio, Hospital Facilities Revenue Bonds, Series             No Opt. Call         N/R        702,387
                 1991 (Flower Memorial Hospital), 7.200%, 12/01/98

Portfolio of Investments (Unaudited)

October 31, 1998

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Ohio (continued)

               County of Lucas, Ohio, Hospital Facilities Revenue Bonds, Series 1993
               (Flower Memorial Hospital):
$   370,000      5.800%, 12/01/01                                                           No Opt. Call         N/R   $    392,651
    790,000      5.900%, 12/01/02                                                           No Opt. Call         N/R        853,358
    435,000      6.000%, 12/01/03                                                           No Opt. Call         N/R        477,326

  5,195,000    County of Lucas, Ohio, Hospital Revenue Refunding Bonds, Series 1996         No Opt. Call         AAA      5,815,231
                 (ProMedica Healthcare Obligated Group), 6.000%, 11/15/05

  1,000,000    Miami County, Ohio, Hospital Facilities Revenue, Refunding and               No Opt. Call         BBB      1,084,700
                 Improvement, Upper Valley Medical Center, Series C, 6.250%, 5/15/13

  1,040,000    State of Ohio, State Economic Development Revenue Bonds (Ohio Enterprise      6/00 at 100          A-      1,063,504
                 Bond Fund), Series 1991-2 and Series 1991-3 (Superior Forge and Steel
                 Corporation), 7.250%, 6/01/01 (Alternative Minimum Tax)

  3,825,000    State of Ohio, Elementary and Secondary Education Capital Facilities         No Opt. Call         AAA      4,086,860
                 Bonds, Series 1995A, 5.700%, 6/01/02

               County of Sandusky, Ohio, Hospital Facilities Revenue Refunding Bonds,
               Series 1998 (Memorial Hospital):
    910,000      4.500%, 1/01/01                                                            No Opt. Call        BBB-        917,526
  1,030,000      4.600%, 1/01/02                                                            No Opt. Call        BBB-      1,041,897
  1,375,000      4.700%, 1/01/03                                                            No Opt. Call        BBB-      1,396,505
  1,460,000      4.800%, 1/01/04                                                            No Opt. Call        BBB-      1,486,995
  1,030,000      4.900%, 1/01/05                                                            No Opt. Call        BBB-      1,054,421
    830,000      5.000%, 1/01/06                                                            No Opt. Call        BBB-        853,348
    500,000      5.050%, 1/01/07                                                            No Opt. Call        BBB-        513,945
    750,000      5.100%, 1/01/09                                                             1/08 at 102        BBB-        768,188

-----------------------------------------------------------------------------------------------------------------------------------
               Oklahoma - 0.7%

  3,120,000    Oklahoma Industries Authority, Hospital Revenue Bonds (Deaconess Health      No Opt. Call         BBB      3,285,547
                 Care Corporation Project), Series 1997A, 5.250%, 10/01/07

-----------------------------------------------------------------------------------------------------------------------------------
               Pennsylvania - 9.9%

  5,000,000    County of Allegheny, Pennsylvania, Airport Revenue Refunding Bonds,          No Opt. Call         AAA      5,379,250
                 Series 1997A (Pittsburgh International Airport), 5.500%, 1/01/05
                 (Alternative Minimum Tax)

               Allegheny County Hospital Development Authority (Allegheny County,
               Pennsylvania), Hospital Revenue Bonds, Series 1991 A (St. Margaret
               Memorial Hospital):
    400,000      6.700%, 10/01/99                                                           No Opt. Call        BBB+        413,252
    400,000      6.800%, 10/01/00                                                           No Opt. Call        BBB+        424,536

  3,830,000    Delaware County Authority (Pennsylvania), Health Facilities Revenue          11/05 at 100     BBB+***      4,222,958
                 Bonds, Series 1993A (Mercy Health Corporation of Southeastern
                 Pennsylvania Obligated Group), 6.000%, 11/15/07 (Pre-refunded to
                 11/15/05)

               Delaware County Industrial Development Authority (Pennsylvania),
               Refunding Revenue Bonds, Series A 1997 (Resource Recovery Facility):
  4,000,000      6.000%, 1/01/03                                                            No Opt. Call          A-      4,227,840
  4,000,000      6.500%, 1/01/08                                                            No Opt. Call          A-      4,459,400

  1,500,000    Monroeville, Pennsylvania, Hospital Authority, Hospital Revenue              No Opt. Call         Ba3      1,380,000
                 Refunding, Forbes Health System, 6.250%, 10/01/15

    655,000    Montgomery County Higher Education and Health Authority (Pennsylvania),      No Opt. Call         AAA        670,058
                 Hospital Facilities Revenue Bonds, Series of 1991 (Pottstown Memorial
                 Medical Center Project), 7.000%, 11/15/99

  2,500,000    Pennsylvania Intergovernmental Cooperation Authority, Special Tax            No Opt. Call         AAA      2,601,600
                 Revenue Bonds (City of Philadelphia Funding Program), Series of 1992,
                 6.000%, 6/15/00

               City of Philadelphia, Pennsylvania Gas Works Revenue Bonds, Fourteenth
               Series:
  3,600,000      5.600%, 7/01/99                                                            No Opt. Call        Baa1      3,661,884
  3,425,000      5.700%, 7/01/00                                                            No Opt. Call        Baa1      3,538,094

    700,000    Philadelphia Hospital and Higher Educational Facilities Authority of         No Opt. Call        BBB+        711,606
                 Philadelphia, Revenue Refunding Bonds, Series of 1992 (Philadelphia MR
                 Project), 5.300%, 8/01/99


  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Pennsylvania (continued)

$ 3,990,000    The School District of Philadelphia, Pennsylvania, General Obligation        No Opt. Call         AAA   $  4,285,898
                 Bonds, Series A of 1994, 5.450%, 7/01/04

  1,080,000    The School District of Philadelphia, Pennsylvania, General Obligation        No Opt. Call         AAA      1,098,338
                 Bonds, Series A of 1992, 6.050%, 5/15/99

  5,000,000    City of Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds,      No Opt. Call         AAA      5,296,650
                 Series 1993, 5.150%, 6/15/04

  7,510,000    Philadelphia, Pennsylvania, Hospitals and Higher Education Facilities        No Opt. Call        BBB+      8,187,961
                 Authority, Hospital Revenue Refunding, Pennsylvania Hospital,
                 6.250%, 7/01/06
-----------------------------------------------------------------------------------------------------------------------------------
               Rhode Island - 0.8%

  4,035,000    Rhode Island Housing and Mortgage Finance Corporation, Multi-Family          No Opt. Call         AAA      4,201,686
                 Housing Bonds, 1995 Series A, 5.350%, 7/01/03
-----------------------------------------------------------------------------------------------------------------------------------
               Tennessee - 2.5%

               The Health and Educational Facilities Board of the Metropolitan
               Government of Nashville and Davidson County, Tennessee, Revenue Refunding
               Bonds, Series 1998 (The Blakford at Green Hills):
    400,000      5.150%, 7/01/05                                                             7/03 at 102         N/R        407,424
    400,000      5.250%, 7/01/06                                                             7/03 at 102         N/R        408,540
    500,000      5.300%, 7/01/07                                                             7/03 at 102         N/R        510,655
    500,000      5.350%, 7/01/08                                                             7/03 at 102         N/R        508,935
    500,000      5.400%, 7/01/09                                                             7/03 at 102         N/R        510,960

  3,250,000    The Industrial Development Board of the Metropolitan Government of           No Opt. Call         N/R      3,405,318
                 Nashville and Davidson County (Tennessee), Industrial Development
                 Revenue Refunding and Improvement Bonds (Osco Treatment Systems, Inc.
                 Project), Series 1993, 6.000%, 5/01/03 (Alternative Minimum Tax)

  1,000,000    The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds,             No Opt. Call         AAA      1,010,580
                 Series 1998B, 4.050%, 9/01/00

  1,860,000    The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds,             No Opt. Call         AAA      1,898,855
                 Series 1998A, 4.400%, 9/01/06

  4,000,000    The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds,             No Opt. Call         AAA      4,042,320
                 Series 1998B, 4.050%, 9/01/00
-----------------------------------------------------------------------------------------------------------------------------------
               Texas - 2.3%

  1,575,000    Anderson County, Texas, Refunding Revenue Bonds (Coffield Prison Farm        No Opt. Call         AAA      1,614,627
                 Project), Series 1992, Supported by a Lease with the Texas Department of Criminal Justice, 5.300%, 3/15/00

               Brazos Higher Education Authority, Inc., Student Loan Revenue
               Refunding Bonds, Series 1993A-1:
  1,510,000      5.900%, 12/01/00 (Alternative Minimum Tax)                                 No Opt. Call         Aaa      1,572,227
  1,075,000      6.050%, 12/01/01 (Alternative Minimum Tax)                                 No Opt. Call         Aaa      1,137,823

  1,325,000    North Central Texas Health Facilities Development Corporation, Health         2/01 at 100         BBB      1,400,088
                 Facilities Development Revenue Bonds (C.C. Young Memorial Home
                 Project), Series 1996, 5.700%, 2/15/03

    830,000    The City of Pasadena (Texas), Industrial Development Corporation,            No Opt. Call           A        839,661
                 Economic Development Revenue Bonds, Series 1991 (Universities Space
                 Research Association Lunar and Planetary Institute Project),
                 7.050%, 10/01/01

               The State of Texas, Texas College Student Loan Senior Lien Revenue Bonds,
               Series 1991:
    540,000      6.900%, 4/01/99 (Alternative Minimum Tax)                                  No Opt. Call           A        547,668
    520,000      7.000%, 4/01/00 (Alternative Minimum Tax)                                  No Opt. Call           A        541,882
  1,085,000      7.100%, 4/01/01 (Alternative Minimum tax)                                  No Opt. Call           A      1,156,208

               Tyler Health Facilities Development Corporation (Texas), Hospital Revenue
               Bonds (Mother Frances Hospital Regional HealthCare Center Project),
               Series 1997A:
  1,650,000      5.125%, 7/01/05                                                             7/02 at 100        Baa2      1,685,821
  1,100,000      5.200%, 7/01/06                                                             7/02 at 100        Baa2      1,123,660

Portfolio of Investments (Unaudited)
Nuveen Flagship Limited Term Municipal Bond Fund (continued)
October 31, 1998


   Principal                                                                               Optional Call                     Market
      Amount   Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Vermont - 0.4%
               Vermont Student Assistance Corporation, Education Loan Finance Program
                 Revenue Bonds, 1992 Series A-3:
$  1,000,000   5.900%, 12/15/00 (Alternative Minimum Tax)                                   No Opt. Call         AAA   $  1,041,519
   1,000,000   6.050%, 12/15/01 (Alternative Minimum Tax)                                   No Opt. Call         AAA      1,058,519
-----------------------------------------------------------------------------------------------------------------------------------
               Virgin Islands - 1.5%

               Virgin Islands Port Authority, Airport Revenue Bonds, Refunding
                 Series 1998A:
   2,960,000     4.450%, 9/01/04 (Alternative Minimum Tax)                                  No Opt. Call         BBB      2,953,517
   2,500,000     4.500%, 9/01/05                                                            No Opt. Call         BBB      2,496,224
   2,070,000   Virgin Islands Water and Power Authority, Electric System                    No Opt. Call         N/R      2,187,492
                  Revenue and Refunding Bonds, 1998 Series, 5.250%, 7/01/06
-----------------------------------------------------------------------------------------------------------------------------------
               Virginia - 1.3%

   2,850,000   Newport News Redevelopment and Housing Authority, Multifamily                 5/05 at 102         AAA      3,034,622
                 Housing Revenue Bonds (Fredericksburg-Oxford Project),
                 Series 1997A, 5.550%, 5/01/27
   3,000,000   Virginia Public Building Authority, State Building Revenue Bonds,             8/04 at 101       AA***      3,381,479
                 Series 1994A, 6.250%, 8/01/15 (Pre-refunded to 8/01/04)
-----------------------------------------------------------------------------------------------------------------------------------
               Washington - 1.0%

   1,670,000   Washington Health Care Facilities Authority, Revenue Bonds, Series           No Opt. Call         AAA      1,802,881
                 1992 (The Childrens Hospital and Medical Center, Seattle), 6.000%,
                 10/01/02
   3,000,000   Washington Public Power Supply System, Nuclear Project No. 1 Refunding       No Opt. Call         Aa1      3,280,949
                 Revenue Bonds, Series 1993A, 5.700%, 7/01/06
-----------------------------------------------------------------------------------------------------------------------------------
               West Virginia - 1.8%

   7,000,000   The County Commission of Pleasants County, West Virginia, Pollution          No Opt. Call           A      7,199,289
                 Control Revenue Bonds  (West Penn Power Company Pleasants Station
                 Project), 1998 Series D, 4.700%, 11/01/07
   2,000,000   West Virginia Public Energy Authority, Energy Revenue Bonds (Morgantown       1/06 at 102         Aaa      2,080,259
                 Energy Associates Project), 1990 Series A, 5.050%, 7/01/08 (Alternative
                 Minimum Tax)
-----------------------------------------------------------------------------------------------------------------------------------
               Wisconsin - 0.5%

               Wisconsin Health and Educational Facilities Authority, Revenue Bonds,
                Series 1993A (Lutheran Hospital-La Crosse, Inc.):
   1,100,000   5.200%, 2/15/00                                                              No Opt. Call        AAA       1,124,210
   1,155,000   5.300%, 2/15/01                                                              No Opt. Call        AAA       1,195,690
-----------------------------------------------------------------------------------------------------------------------------------
$472,175,000   Total Investments - (cost $469,745,498) - 96.9%                                                          493,673,067
-----------------------------------------------------------------------------------------------------------------------------------
               Temporary Investments in Short-Term Municipal Securities - 2.0%

   5,500,000     City of Chicago, Chicago Midway Airport, Second Lien Revenue Bonds,                         VMIG-1       5,500,000
                 Series 1998A, Variable Rate Demand Bonds, 3.850%, 1/01/29+
                 (Alternative Minimum Tax)

   1,700,000   Harris County Health Facilities Development Corporation, Hospital                               A-1+       1,700,000
                 Revenue Bonds (The Methodist Hospital), Series 1994, Variable
                 Rate Demand Bonds, 3.700%, 8/01/26+

  Principal                                                                                Optional Call                     Market
     Amount    Description                                                                   Provisions*   Ratings**          Value
-----------------------------------------------------------------------------------------------------------------------------------
               Temporary Investments in Short-Term Municipal Securities (continued)

$ 3,000,000    Illinois Health Facilities Authority, The University of Chicago                                VMIG-1   $  3,000,000
                 Hospitals, Series 1998, Variable Rate Demand Bonds, 3.700%, 8/01/26+
-----------------------------------------------------------------------------------------------------------------------------------
$10,200,000    Total Temporary Investments - 2.0%                                                                        10,200,000
===========------------------------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 1.1%                                                                       5,475,423
               --------------------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                                       $509,348,490
               ====================================================================================================================

* Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.

**  Ratings: Using the higher of Standard & Poor's or Moody's rating.

*** Securities are backed by an escrow or trust containing sufficient U.S.
    government or U.S. government agency securities which ensures the timely payment of principal and interest. Securities are normally considered to be equivalent to AAA rated securities.

+ The security has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based on market conditions or a specified market index.

N/R Investment is not rated.

                                 See accompanying notes to financial statements.

Statement of Net Assets (Unaudited)
October 31, 1998

                                                                                   All-American   Intermediate   Limited Term
-----------------------------------------------------------------------------------------------------------------------------

Assets
Investments in municipal securities, at market value (note 1)                      $362,164,288   $62,164,524    $493,673,067
Temporary investments in short-term municipal securities,
  at amortized cost, which approximates market value                                  3,000,000            --      10,200,000
Cash                                                                                    697,989            --         270,750
Receivables:
  Interest                                                                            5,914,597       943,152       8,123,538
  Investments sold                                                                           --       345,000              --
  Shares sold                                                                         2,426,792        98,169       3,454,937
Other assets                                                                              5,932           218           5,904
-----------------------------------------------------------------------------------------------------------------------------
    Total assets                                                                    374,209,598    63,551,063     515,728,196
-----------------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                               --       491,749              --
Payables:
  Investments purchased                                                               6,000,000            --       4,545,591
  Shares redeemed                                                                       346,335        27,716         605,511
Accrued expenses:
  Management fees (note 6)                                                              151,399        20,627         186,431
  12b-1 distribution and service fees (notes 1 and 6)                                   104,882        14,730         101,308
  Other                                                                                  36,209        74,150          84,589
Dividends payable                                                                       472,041       102,260         856,276
-----------------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                                 7,110,866       731,232       6,379,706
-----------------------------------------------------------------------------------------------------------------------------
Net assets (note 7)                                                                $367,098,732   $62,819,831    $509,348,490
=============================================================================================================================
Class A Shares (note 1)
Net assets                                                                         $272,466,465   $53,231,473    $451,208,995
Shares outstanding                                                                   23,584,708     4,761,016      41,098,253
Net asset value and redemption price per share                                     $      11.55   $     11.18    $      10.98
Offering price per share (net asset value per share plus maximum sales
  charge of 4.20%, 3.00% and 2.50%, respectively, of offering price)               $      12.06   $     11.53    $      11.26
=============================================================================================================================
Class B Shares (note 1)
Net assets                                                                         $ 17,087,462           N/A             N/A
Shares outstanding                                                                    1,478,455           N/A             N/A
Net asset value, offering and redemption price per share                           $      11.56           N/A             N/A
=============================================================================================================================
Class C Shares (note 1)
Net assets                                                                         $ 72,142,885   $ 8,852,658    $ 57,132,044
Shares outstanding                                                                    6,253,369       790,949       5,208,479
Net asset value, offering and redemption price per share                           $      11.54   $     11.19    $      10.97
=============================================================================================================================
Class R Shares (note 1)
Net assets                                                                         $  5,401,920   $   735,700    $  1,007,451
Shares outstanding                                                                      467,525        65,873          91,898
Net asset value, offering and redemption price per share                           $      11.55   $     11.17    $      10.96
=============================================================================================================================
N/A - Intermediate and Limited Term are not authorized to issue Class B Shares

                                 See accompanying notes to financial statements.

Statement of Operations (Unaudited)
Six Months Ended October 31, 1998


                                                                         All-American  Intermediate    Limited Term
-------------------------------------------------------------------------------------------------------------------
Investment Income
Tax-exempt interest income (note 1)                                       $ 9,848,579    $1,378,088     $12,748,877
-------------------------------------------------------------------------------------------------------------------
Expenses
Management fees (note 6)                                                      827,972       130,256       1,057,720
12b-1 service fees - Class A (notes 1 and 6)                                  253,422        46,372         443,971
12b-1 distribution and service fees - Class B (notes 1 and 6)                  57,845           N/A             N/A
12b-1 distribution and service fees - Class C (notes 1 and 6)                 255,301        19,058         114,724
Shareholders' servicing agent fees and expenses                               106,773        19,696         138,187
Custodian's fees and expenses                                                  38,157        21,188          58,759
Trustees' fees and expenses (note 6)                                            2,743           991           4,457
Professional fees                                                               9,517         5,899             706
Shareholders' reports - printing and mailing expenses                          36,935         7,694         108,382
Federal and state registration fees                                            42,535        21,856          29,479
Other expenses                                                                 10,890         1,683          23,017
-------------------------------------------------------------------------------------------------------------------
Total expenses before expense reimbursement                                 1,642,090       274,693       1,979,402
  Expense reimbursement (note 6)                                                   --       (29,706)             --
-------------------------------------------------------------------------------------------------------------------
Net expenses                                                                1,642,090       244,987       1,979,402
-------------------------------------------------------------------------------------------------------------------
Net investment income                                                       8,206,489     1,133,101      10,769,475
-------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions (notes 1 and 4)                354,145       122,334          95,028
Net change in unrealized appreciation or depreciation of investments        6,156,049     1,263,649       8,323,214
-------------------------------------------------------------------------------------------------------------------
Net gain from investments                                                   6,510,194     1,385,983       8,418,242
-------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                $14,716,683    $2,519,084     $19,187,717
===================================================================================================================

N/A - Intermediate and Limited Term are not authorized to issue Class B Shares.


                                 See accompanying notes to financial statements.
41

                Statement of Changes in Net Assets (Unaudited)

                                    All-American                    Intermediate                     Limited Term
                             ----------------------------    --------------------------      -----------------------------
                                      Six                             Six                             Six
                             months ended     Year Ended     months ended    Year Ended      months ended      Year Ended
                                 10/31/98        4/30/98         10/31/98       4/30/98          10/31/98         4/30/98
--------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income......  $  8,206,489   $ 14,992,106      $ 1,133,101   $ 2,115,118      $ 10,769,475   $  21,711,709
Net realized gain from
 investment transactions
 (notes 1 and 4)...........       354,145      1,444,589          122,334       445,080            95,028       1,183,699
Net change in unrealized
 appreciation or
 depreciation of
 investments...............     6,156,049     11,090,769        1,263,649     1,234,467         8,323,214       6,803,680
--------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
 from operations...........    14,716,683     27,527,464        2,519,084     3,794,665        19,187,717      29,699,088
--------------------------------------------------------------------------------------------------------------------------
Distributions to
 Shareholders (note 1)
From undistributed net
 investment income:
  Class A..................    (6,333,330)   (11,812,757)      (1,048,650)   (1,964,556)      (10,309,817)    (20,496,170)
  Class B..................      (256,073)      (172,772)             N/A           N/A               N/A             N/A
  Class C..................    (1,529,946)    (2,809,735)        (104,281)     (122,737)         (881,705)     (1,226,668)
  Class R..................      (128,690)      (207,336)         (15,290)      (26,788)          (23,114)        (12,840)

From accumulated net
 realized gains from
 investment transactions:
  Class A..................            --    (1,796,387)               --        (1,421)                --              --
  Class B..................            --       (34,421)              N/A           N/A                N/A             N/A
  Class C..................            --      (476,161)               --          (104)                --              --
  Class R..................            --       (30,203)               --           (19)                --              --
--------------------------------------------------------------------------------------------------------------------------
Decrease in net assets
 from distributions to
 shareholders..............    (8,248,039)  (17,339,772)       (1,168,221)   (2,115,625)      (11,214,636)    (21,735,678)
--------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
 (note 2)
Net proceeds from shares
 issued in the
 reorganization of:
  Alabama..................     7,102,834             --               --            --                --              --
  South Carolina...........    11,502,532             --               --            --                --              --
  Florida Intermediate.....            --             --       12,375,612            --                --              --
Net proceeds from sale of
 shares....................    51,888,326     76,968,241        8,069,359     8,010,746        70,101,937     102,797,645
Net proceeds from shares
 issued to shareholders
 due to reinvestment of
 distributions.............     3,217,979      9,893,852          513,313     1,256,923         5,659,114      13,729,912
--------------------------------------------------------------------------------------------------------------------------
                               73,711,671     86,862,093       20,958,284     9,267,669        75,761,051     116,527,557
--------------------------------------------------------------------------------------------------------------------------
Cost of shares redeemed....   (25,325,804)   (57,124,785)      (5,963,736)   (8,387,774)      (47,172,150)   (100,696,272)
--------------------------------------------------------------------------------------------------------------------------
Net increase in net assets
 from Fund share
 transactions..............    48,385,867     29,737,308       14,994,548       879,895        28,588,901      15,831,285
--------------------------------------------------------------------------------------------------------------------------
Net increase in net assets.    54,854,511     39,925,000       16,345,411     2,558,935        36,561,982      23,794,695
Net assets at the
 beginning of period.......   312,244,221    272,319,221       46,474,420    43,915,485       472,786,508     448,991,813
--------------------------------------------------------------------------------------------------------------------------
Net assets at the end of
 period....................  $367,098,732   $312,244,221      $62,819,831   $46,474,420      $509,348,490   $ 472,786,508
==========================================================================================================================
Balance of undistributed
 (over-distributed) net
 investment income at the
 end of period.............  $    (38,966)  $      2,584      $   (24,525)  $    10,595      $    545,670   $     990,831
==========================================================================================================================

N/A--Intermediate and Limited Term are not authorized to issue Class B Shares.



                                 See accompanying notes to financial statements.
42

Notes to Financial Statements (Unaudited)



1. General Information and Significant Accounting Policies

The Nuveen Flagship Municipal Trust (the "Trust") is an open-end diversified investment company registered under the Investment Company Act of 1940, as amended. The Trust comprises the Nuveen Flagship All-American Municipal Bond Fund ("All-American"), the Nuveen Flagship Intermediate Municipal Bond Fund ("Intermediate") and the Nuveen Flagship Limited Term Municipal Bond Fund ("Limited Term") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996.

After the close of business on September 11, 1998, Nuveen Flagship Alabama Municipal Bond Fund ("Alabama") and Nuveen Flagship South Carolina Municipal Bond Fund ("South Carolina") reorganized into All-American. Prior to these reorganizations Alabama and South Carolina were each a series of the Nuveen Flagship Multistate Trust III, an open-end investment company. Alabama and South Carolina had fiscal year ends of May 31 prior to being reorganized into All-American which has an April 30 fiscal year end.

After the close of business on September 11, 1998, Nuveen Flagship Florida Intermediate Municipal Bond Fund ("Florida Intermediate") reorganized into Intermediate. Prior to the reorganization Florida Intermediate was a series of the Nuveen Flagship Multistate Trust I, an open-end investment company. Florida Intermediate had a fiscal year end of May 31 prior to being reorganized into Intermediate which has an April 30 fiscal year end.

Each Fund seeks to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with generally accepted accounting principles.

Securities Valuation

The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When price quotes are not readily available (which is usually the case for municipal securities), the pricing service establishes fair market value based on yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, indications of value from securities dealers and general market conditions. Temporary investments in securities that have variable rate and demand features qualifying them as short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At October 31, 1998, All-American had outstanding delayed delivery purchase commitments of $6,000,000. Intermediate and Limited Term had no such outstanding purchase commitments.

Investment Income

Interest income is determined on the basis of interest accrued, adjusted for amortization of premiums and accretion of discounts on long-term debt securities when required for federal income tax purposes.

Dividends and Distributions to Shareholders

Tax-exempt net investment income is declared as a dividend monthly and payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income, distributions in excess of net realized gains and/or distributions in excess of net ordinary taxable income from investment transactions, where applicable.

Federal Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its tax-exempt net investment income, in addition to any significant amounts of net realized capital gains and/or market discount from investment transactions. The Funds currently consider significant net realized capital gains and/or market discount as amounts in excess of $.001 per share. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to the shareholders of the Funds. Net realized capital gain and market discount distributions are subject to federal taxation.

Flexible Sales Charge Program

Each Fund offers Class A, C and R Shares. All-American also offers Class B Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a 1% contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available for purchases of over $1 million and in other limited circumstances.

Derivative Financial Instruments

The Funds may invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the six months ended October 31, 1998.

Expense Allocation

Expenses of each Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:


                                                                                           All-American
                                                                ------------------------------------------------------------------
                                                                       Six Months Ended                 Year Ended
                                                                           10/31/98                       4/30/98
                                                                ------------------------------------------------------------------
                                                                     Shares         Amount         Shares         Amount
----------------------------------------------------------------------------------------------------------------------------------
Shares issued in the reorganization of Alabama:
    Class A                                                         395,906   $  4,578,809             --   $         --
    Class B                                                          33,558        388,298             --             --
    Class C                                                         174,177      2,011,777             --             --
    Class R                                                          10,715        123,950             --             --

Shares issued in the reorganization of South Carolina:
    Class A                                                         888,879     10,280,233             --             --
    Class B                                                          62,148        719,099             --             --
    Class C                                                          33,844        390,899             --             --
    Class R                                                           9,709        112,301             --             --

Shares sold:
    Class A                                                       2,743,209     31,537,131      4,008,652     45,606,077
    Class B                                                         699,267      8,053,717        700,155      7,946,597
    Class C                                                         992,299     11,390,872      1,301,462     14,740,803
    Class R                                                          78,892        906,606        771,291      8,674,764

Shares issued to shareholders due to reinvestment of
  distributions:
    Class A                                                         206,893      2,371,979        660,598      7,458,579
    Class B                                                           9,301        106,795          9,097        103,693
    Class C                                                          51,793        592,602        188,101      2,120,043
    Class R                                                          12,778        146,603         18,643        211,537
----------------------------------------------------------------------------------------------------------------------------------
                                                                  6,403,368     73,711,671      7,657,999     86,862,093
----------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
    Class A                                                      (1,554,163)   (17,886,420)    (3,632,808)   (40,915,436)
    Class B                                                         (94,424)    (1,086,629)        (5,833)       (66,678)
    Class C                                                        (510,524)    (5,861,490)    (1,013,258)   (11,466,412)
    Class R                                                         (42,863)      (491,265)      (408,450)    (4,676,259)
----------------------------------------------------------------------------------------------------------------------------------
                                                                 (2,201,974)   (25,325,804)    (5,060,349)   (57,124,785)
----------------------------------------------------------------------------------------------------------------------------------
Net increase                                                      4,201,394   $ 48,385,867      2,597,650   $ 29,737,308
==================================================================================================================================

                                                                                              Intermediate
                                                                           ---------------------------------------------------
                                                                               Six Months Ended             Year Ended
                                                                                   10/31/98                   4/30/98
                                                                           ---------------------------------------------------
                                                                             Shares       Amount       Shares        Amount
------------------------------------------------------------------------------------------------------------------------------
Shares issued in the reorganization of Florida Intermediate:
    Class A                                                                  691,484   $  7,709,931           -  $           -
    Class C                                                                  407,786      4,549,343           -              -
    Class R                                                                   10,446        116,338           -              -
Shares sold:
    Class A                                                                  640,765      7,093,447     554,517      6,064,556
    Class C                                                                   87,009        970,695     167,492      1,829,477
    Class R                                                                      457          5,217      10,730        116,713
Shares issued to shareholders due to reinvestment of distributions:
    Class A                                                                   42,644        470,611     107,654      1,165,426
    Class C                                                                    3,520         38,895       7,941         86,053
    Class R                                                                      345          3,807         500          5,444
------------------------------------------------------------------------------------------------------------------------------
                                                                           1,884,456     20,958,284     848,834      9,267,669
------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
    Class A                                                                 (505,568)    (5,601,626)   (678,166)    (7,363,971)
    Class C                                                                  (31,918)      (352,986)    (93,422)    (1,016,745)
    Class R                                                                     (826)        (9,124)       (640)        (7,058)
------------------------------------------------------------------------------------------------------------------------------
                                                                            (538,312)    (5,963,736)   (772,228)    (8,387,774)
------------------------------------------------------------------------------------------------------------------------------
Net increase                                                               1,346,144   $ 14,994,548      76,606  $     879,895
==============================================================================================================================

                                                                                              Limited Term
                                                                           ---------------------------------------------------
                                                                               Six Months Ended             Year Ended
                                                                                   10/31/98                   4/30/98
                                                                           ---------------------------------------------------
                                                                             Shares       Amount       Shares        Amount
------------------------------------------------------------------------------------------------------------------------------
Shares sold:
    Class A                                                                4,043,273   $ 44,106,110   7,703,171  $  83,615,063
    Class C                                                                2,342,714     25,594,802   1,703,471     18,465,192
    Class R                                                                   36,937        401,025      65,900        717,390
Shares issued to shareholders due to  reinvestment of distributions:
    Class A                                                                  462,861      5,048,953   1,182,240     12,786,447
    Class C                                                                   54,957        598,781      86,601        936,081
    Class R                                                                    1,043         11,380         680          7,384
------------------------------------------------------------------------------------------------------------------------------
                                                                           6,941,785     75,761,051  10,742,063    116,527,557
------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
    Class A                                                               (3,980,517)   (43,387,959) (8,422,781)   (91,261,871)
    Class C                                                                 (335,990)    (3,662,892)   (865,221)    (9,376,253)
    Class R                                                                  (11,102)      (121,299)     (5,334)       (58,148)
------------------------------------------------------------------------------------------------------------------------------
                                                                          (4,327,609)   (47,172,150) (9,293,336)  (100,696,272)
------------------------------------------------------------------------------------------------------------------------------
Net increase                                                               2,614,176   $ 28,588,901   1,448,727  $  15,831,285
==============================================================================================================================

3.  Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on December 1, 1998, to shareholders of record on November 9, 1998, as follows:

                                                            All-American          Intermediate          Limited Term
------------------------------------------------------------------------------------------------------------------------------
Dividend per share:
    Class A                                                    $.0480                $.0420                $.0425
    Class B                                                     .0410                   N/A                   N/A
    Class C                                                     .0430                 .0370                 .0395
    Class R                                                     .0500                 .0435                 .0445
==============================================================================================================================
N/A-Intermediate and Limited Term are not authorized to issue Class B Shares.

4. Securities Transactions

Purchases and sales (including maturities) of investments in municipal securities and temporary municipal investments for the six months ended October 31, 1998, were as follows:

                             All-American   Intermediate   Limited Term
-----------------------------------------------------------------------
Purchases:
 Investments in municipal
  securities                  $38,758,090     $5,728,119    $50,172,177
 Temporary municipal
  investments                  27,500,000      4,700,000     50,800,000

Sales:
 Investments in municipal
  securities                   11,045,505      2,384,640     29,791,588
 Temporary municipal
  investments                  24,500,000      4,700,000     40,600,000
=======================================================================

At October 31, 1998, the identified cost of investments owned for federal income tax purposes was the same as the cost for financial reporting purposes for each Fund.

At April 30, 1998, the Funds' last fiscal year end, Limited Term had an unused capital loss carryforward of $3,968,888, available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforward will expire in the year 2003.

5. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments at October 31, 1998, were as follows:

                             All-American   Intermediate   Limited Term
------------------------------------------------------------------------
Gross unrealized:
   appreciation               $31,177,240     $4,694,385    $24,051,053
   depreciation                   (80,261)        (1,733)      (123,484)
------------------------------------------------------------------------
Net unrealized
 appreciation                 $31,096,979     $4,692,652    $23,927,569
========================================================================

6. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with the Adviser, each Fund pays an annual management fee, payable monthly, at the rates set forth below which are based upon the average daily net asset value of each Fund:


                                                    All-American & Intermediate
Average Daily Net Asset Value                                    Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                           .5000 of 1%
For the next $125 million                                            .4875 of 1
For the next $250 million                                            .4750 of 1
For the next $500 million                                            .4625 of 1
For the next $1 billion                                              .4500 of 1
For net assets over $2 billion                                       .4250 of 1
================================================================================

                                                                   Limited Term
Average Daily Net Asset Value                                    Management Fee
--------------------------------------------------------------------------------
For the first $125 million                                           .4500 of 1%
For the next $125 million                                            .4375 of 1
For the next $250 million                                            .4250 of 1
For the next $500 million                                            .4125 of 1
For the next $1 billion                                              .4000 of 1
For net assets over $2 billion                                       .3750 of 1
===============================================================================


The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates.

The Adviser may voluntarily reimburse expenses from time to time, which may be terminated at any time at its discretion.

During the six months ended October 31, 1998, the Distributor collected sales charges on purchases of Class A Shares for All-American, Intermediate and Limited Term of which the majority were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the six months ended October 31, 1998, the Distributor compensated authorized dealers directly with approximately $465,100, $31,800 and $320,800 in commission advances at the time of purchase for All-American, Intermediate and Limited Term, respectively. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares for All-American during the first year following a purchase, all 12b-1 distribution fees on Class B Shares for All-American, and all 12b-1 service and distribution fees on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended October 31, 1998, the Distributor retained approximately $137,400, $9,500 and $67,600 in such 12b-1 fees for All-American, Intermediate and Limited Term, respectively. The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $46,700 and $21,900 of CDSC on share redemptions for All-American and Limited Term, respectively, during the six months ended October 31, 1998.

7. Composition of Net Assets
At October 31, 1998, each Fund had an unlimited number of $.01 par value shares authorized. Net assets consisted of:

                                                                      All-American   Intermediate    Limited Term
-----------------------------------------------------------------------------------------------------------------
Capital paid-in                                                       $335,647,866    $57,886,523    $488,794,355
Balance of undistributed (over-distributed) net investment income          (38,966)       (24,525)        545,670
Accumulated net realized gain (loss) from investment transactions          392,853        265,181      (3,919,104)
Net unrealized appreciation of investments                              31,096,979      4,692,652      23,927,569
-----------------------------------------------------------------------------------------------------------------
Net assets                                                            $367,098,732    $62,819,831    $509,348,490
=================================================================================================================

8. Investment Composition
At October 31, 1998, the revenue sources by municipal purpose, expressed as a percent of total investments, were as follows:

                                         All-American   Intermediate    Limited Term
------------------------------------------------------------------------------------
Education and Civic Organizations               9%             7%            12%
Health Care                                    16             22             19
Housing/Multifamily                             3              3              5
Long Term Care                                  5              4              4
Tax Obligation/General                          2              9              8
Tax Obligation/Limited                          8             16              9
Transportation                                 13             15              8
U.S. Guaranteed                                13              5              8
Utilities                                      18             11             20
Water and Sewer                                 3              5              2
Other                                          10              3              5
------------------------------------------------------------------------------------
                                              100%           100%           100%
====================================================================================

Certain long-term and intermediate-term investments owned by the Funds are either covered by insurance issued by several private insurers or are backed by an escrow or trust containing U.S. government or U.S. government agency securities, both of which ensure the timely payment of principal and interest in the event of default (34% for All-American, 35% for Intermediate and 38% for Limited Term). Such insurance or escrow, however, does not guarantee the market value of the municipal securities or the value of any of the Funds' shares.

All of the temporary investments in short-term municipal securities have credit enhancements (letters of credit, guarantees or insurance, issued by third party domestic or foreign banks or other institutions.

For additional information regarding each investment security, refer to the Portfolio of Investments of each Fund.

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period is as follows:


Class (Inception Date)           Investment Operations                    Less Distributions
                           ----------------------------------      ---------------------------------
ALL-AMERICAN++                                Net
                                        Realized/
                                       Unrealized
               Beginning          Net     Invest-                      Net                               Ending
                     Net      Invest-        ment                  Invest-                                  Net
Year Ended         Asset         ment        Gain                     ment      Capital                   Asset        Total
April 30,          Value   Income (a)      (Loss)       Total       Income        Gains        Total      Value   Return (b)
----------------------------------------------------------------------------------------------------------------------------
Class A (10/88)
     1999 (g)     $11.32         $.29       $ .23       $ .52       $(.29)       $  --       $ (.29)     $11.55        4.63%
     1998          10.90          .60         .51        1.11        (.60)        (.09)        (.69)      11.32       10.32
     1997 (c)      10.67          .55         .29         .84        (.55)        (.06)        (.61)      10.90        8.02
     1996 (d)      10.79          .61        (.12)        .49        (.61)          --         (.61)      10.67        4.64
     1995 (d)      10.61          .63         .18         .81        (.63)          --         (.63)      10.79        8.01
     1994 (d)      11.07          .65        (.30)        .35        (.65)        (.16)+++     (.81)      10.61        2.99
Class B (2/97)
     1999 (g)      11.33          .24         .24         .48        (.25)          --         (.25)      11.56        4.25
     1998          10.91          .51         .51        1.02        (.51)        (.09)        (.60)      11.33        9.51
     1997 (e)      10.98          .12        (.06)        .06        (.13)          --         (.13)      10.91         .54
Class C (6/93)
     1999 (g)      11.31          .26         .23         .49        (.26)          --         (.26)      11.54        4.37
     1998          10.89          .53         .52        1.05        (.54)        (.09)        (.63)      11.31        9.75
     1997 (c)      10.66          .50         .29         .79        (.50)        (.06)        (.56)      10.89        7.48
     1996 (d)      10.78          .55        (.12)        .43        (.55)          --         (.55)      10.66        4.07
     1995 (d)      10.60          .57         .18         .75        (.57)          --         (.57)      10.78        7.42
     1994 (f)      11.09          .57        (.32)        .25        (.57)        (.17)+++     (.74)      10.60        2.16+
Class R (2/97)
     1999 (g)      11.32          .30         .23         .53        (.30)          --         (.30)      11.55        4.74
     1998          10.91          .61         .51        1.12        (.62)        (.09)        (.71)      11.32       10.45
     1997 (e)      10.99          .15        (.07)        .08        (.16)          --         (.16)      10.91         .69
----------------------------------------------------------------------------------------------------------------------------

                                  Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------
                                                        Ratio                         Ratio
                                                       of Net                        of Net
                                      Ratio of     Investment       Ratio of     Investment
                                      Expenses         Income       Expenses      Income to
                                    to Average     to Average     to Average        Average
                                    Net Assets     Net Assets     Net Assets     Net Assets
                                        Before         Before          After          After     Portfolio
Year Ended           Ending Net     Reimburse-     Reimburse-     Reimburse-     Reimburse-      Turnover
April 30,           Asset (000)           ment           ment       ment (a)       ment (a)          Rate
---------------------------------------------------------------------------------------------------------
Class A (10/88)
     1999 (g)          $272,466            .83%+         4.98%+          .83%+         4.98%+           3%
     1998               236,691            .81           5.27            .81           5.27            20
     1997 (c)           216,575            .98+          5.43+           .87+          5.54+           39
     1996 (d)           207,992           1.02           5.41            .83           5.60            79
     1995 (d)           185,495           1.06           5.72            .76           6.02            71
     1994 (d)           159,867           1.05           5.34            .62           5.77            81
Class B (2/97)
     1999 (g)            17,087           1.57+          4.20+          1.57+          4.20+            3
     1998                 8,706           1.56           4.47           1.56           4.47            20
     1997 (e)               711           1.55+          4.83+          1.55+          4.83+           39
Class C (6/93)
     1999 (g)            72,143           1.38+          4.43+          1.38+          4.43+            3
     1998                62,336           1.36           4.72           1.36           4.72            20
     1997 (c)            54,850           1.53+          4.88+          1.42+          4.99+           39
     1996 (d)            47,314           1.57           4.85           1.37           5.05            79
     1995 (d)            45,242           1.61           5.17           1.31           5.47            71
     1994 (f)            39,997           1.63+          4.62+          1.09+          5.16+           81
Class R (2/97)
     1999 (g)             5,402            .63+          5.17+           .63+          5.17+            3
     1998                 4,510            .61           5.42            .61           5.42            20
     1997 (e)               183            .61+          5.95+           .61+          5.95+           39
---------------------------------------------------------------------------------------------------------

+    Annualized.
++ Information included prior to the 11 months ended April 30, 1997, reflects the financial highlights of Flagship All-American.
+++ The amounts shown include a distribution in excess of capital gains of $.10 per share.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c)  For the 11 months ended April 30.
(d)  For the year ended May 31.
(e)  From commencement of class operations as noted through April 30.
(f)  From commencement of class operations as noted through May 31.
(g)  For the six months ended October 31, 1998.

  Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)

                                                                                      Investment Operations
                                                                   -----------------------------------------------------------


INTERMEDIATE++                                                                                    Net
                                                                                            Realized/
                                                                                           Unrealized
                                       Beginning                         Net                  Invest-
                                             Net                     Invest-                     ment
Year Ended                                 Asset                        ment                     Gain
April 30,                                  Value                   Income(a)                    (Loss)                  Total
------------------------------------------------------------------------------------------------------------------------------------
Class A (9/92)
    1999(g)                             $ 10.88                     $ .25                     $  .30                    $  .55
    1998                                  10.47                       .52                        .41                       .93
    1997(c)                               10.27                       .47                        .20                       .67
    1996(d)                               10.29                       .51                       (.02)                      .49
    1995(d)                               10.16                       .51                        .13                       .64
    1994(d)                               10.35                       .52                       (.13)                      .39
Class C (12/95)
    1999(g)                               10.89                       .21                        .31                       .52
    1998                                  10.47                       .46                        .42                       .88
    1997(c)                               10.28                       .44                        .17                       .61
    1996(f)                               10.57                       .23                       (.30)                     (.07)
Class R (2/97)
    1999(g)                               10.86                       .26                        .31                       .57
    1998                                  10.45                       .54                        .41                       .95
    1997(e)                               10.60                       .13                       (.15)                     (.02)

------------------------------------------------------------------------------------------------------------------------------------


Class (Inception Date)

                                                Less Distributions
                               ---------------------------------------------------


INTERMEDIATE++


                                   Net                                                          Ending
                               Invest-                                                             Net
Year Ended                        ment               Capital                                     Asset                    Total
April 30,                       Income                 Gains                 Total               Value                Return(b)
------------------------------------------------------------------------------------------------------------------------------------
Class A (9/92)
    1999(g)                   $ (.25)                $  --                  $ (.25)             $ 11.18                  5.12%
    1998                        (.52)                   --                    (.52)               10.88                  8.97
    1997(c)                     (.47)                   --                    (.47)               10.47                  6.64
    1996(d)                     (.51)                   --                    (.51)               10.27                  4.84
    1995(d)                     (.51)                   --                    (.51)               10.29                  6.63
    1994(d)                     (.52)                 (.06)+++                (.58)               10.16                  3.72
Class C (12/95)
    1999(g)                     (.22)                   --                    (.22)               11.19                  4.83
    1998                        (.46)                   --                    (.46)               10.89                  8.47
    1997(c)                     (.42)                   --                    (.42)               10.47                  6.00
    1996(f)                     (.22)                   --                    (.22)               10.28                 (1.78)+
Class R (2/97)
    1999(g)                     (.26)                   --                    (.26)               11.17                  5.31
    1998                        (.54)                   --                    (.54)               10.86                  9.17
    1997(e)                     (.13)                   --                    (.13)               10.45                  (.15)

------------------------------------------------------------------------------------------------------------------------------------



Class (Inception Date)

                                                        Ratios/Supplemental Data
                         ----------------------------------------------------------------------------------------------------------
                                                                      Ratio                                    Ratio
                                                                     of Net                                   of Net
INTERMEDIATE++                               Ratio of            Investment             Ratio of          Investment
                                             Expenses                Income             Expenses           Income to
                                           to Average            to Average           to Average             Average
                                           Net Assets            Net Assets           Net Assets          Net Assets
                                               Before                Before                After               After       Portfolio
Year Ended                Ending Net       Reimburse-            Reimburse-           Reimburse-          Reimburse-        Turnover
April 30,                Asset (000)             ment                  ment              ment(a)             ment(a)            Rate
------------------------------------------------------------------------------------------------------------------------------------
Class A (9/92)
    1999(g)                $ 53,231          1.00%+                 4.29%+                .89%+               4.40%+            5%
    1998                     42,339          1.03                   4.52                  .79                 4.76             20
    1997(c)                  40,906          1.18+                  4.46+                 .68+                4.96+            26
    1996(d)                  46,742          1.17                   4.31                  .62                 4.86             81
    1995(d)                  42,069          1.24                   4.45                  .54                 5.15            102
    1994(d)                  35,891          1.29                   4.04                  .40                 4.93             69
Class C (12/95)
    1999(g)                   8,853          1.54+                  3.72+                1.43+                3.83+             5
    1998                      3,533          1.58                   3.96                 1.34                 4.20             20
    1997(c)                   2,540          1.71+                  3.90+                1.23+                4.38+            26
    1996(f)                   1,187          1.73+                  3.68+                1.13+                4.28+            81
Class R (2/97)
    1999(g)                     736           .81+                  4.48+                 .69+                4.60+             5
    1998                        602           .83                   4.71                  .59                 4.95             20
    1997(e)                     469           .82+                  4.98+                 .40+                5.40+            26

------------------------------------------------------------------------------------------------------------------------------------



+   Annualized.
++ Information included prior to the 11 months ended April 30, 1997, reflects the financial highlights of Flagship Intermediate.
+++ The amount shown includes a distribution in excess of capital gains of $.01 per share.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c) For the 11 months ended April 30.
(d) For the year ended May 31.
(e) From commencement of class operations as noted through April 30.
(f) From commencement of class operations as noted through May 31.
(g) For the six months ended October 31, 1998.

           Financial Highlights (Unaudited) (continued)

           Selected data for a share outstanding throughout each period is as follows:

Class (Inception Date)              Investment Operations              Less Distributions
                               ---------------------------------   ---------------------------
LIMITED TERM++                                      Net
                                              Realized/                Net                        Ending
                   Beginning          Net    Unrealized            Invest-                           Net
Year Ended         Net Asset   Investment    Investment               ment    Capital              Asset     Total
April 30,              Value   Income (a)   Gain (Loss)    Total    Income      Gains    Total     Value    Return (b)
----------------------------------------------------------------------------------------------------------------------
Class A (10/87)
    1999 (g)          $10.80         $.25         $ .19    $ .44    $(.26)     $  --    $(.26)    $10.98      4.06%
    1998               10.61          .51           .19      .70     (.51)        --     (.51)     10.80      6.67
    1997 (c)           10.57          .46           .04       05     (.46)        --     (.46)     10.61      4.78
    1996 (d)           10.65          .51          (.09)     .42     (.50)        --     (.50)     10.57      4.03
    1995 (d)           10.60          .51           .04      .55     (.50)        --     (.50)     10.65      5.41
    1994 (d)           10.74          .52          (.13)     .39     (.52)      (.01)    (.53)     10.60      3.58

Class C (12/95)
    1999 (g)           10.79          .22           .20      .42     (.24)        --     (.24)     10.97      3.89
    1998               10.60          .47           .19      .66     (.47)        --     (.47)     10.79      6.33
    1997 (c)           10.56          .44           .03      .47     (.43)        --     (.43)     10.60      4.49
    1996 (f)           10.76          .22          (.19)     .03     (.23)        --     (.23)     10.56       .46+

Class R (2/97)
    1999 (g)           10.78          .25           .20      .45     (.27)        --     (.27)     10.96      4.18
    1998               10.59          .53           .19      .72     (.53)        --     (.53)     10.78      6.87
    1997 (e)           10.73          .12          (.13)    (.01)    (.13)        --     (.13)     10.59      (.09)
=====================================================================================================================

                                         Ratios/Supplemental Data
                  ------------------------------------------------------------------------------------------------
                                                  Ratio of Net
                                      Ratio of      Investment            Ratio of        Ratio of Net
                                   Expenses to       Income to            Expenses          Investment
                                   Average Net    Average  Net          to Average   Income to Average   Portfolio
                    Ending Net   Assets Before   Assets Before    Net Assets After    Net Assets After    Turnover
                  Assets (000)   Reimbursement   Reimbursement   Reimbursement (a)   Reimbursement (a)        Rate
------------------------------------------------------------------------------------------------------------------
Class A (10/87)
    1999 (g)         $ 451,209             .78%+          4.46%+               .78%+              4.46%+         6%
    1998               438,134             .77            4.70                 .77                4.70          30
    1997 (c)           425,401             .82+           4.74+                .80+               4.76+         29
    1996 (d)           489,157             .84            4.72                 .79                4.77          39
    1995 (d)           569,196             .82            4.80                 .74                4.88          20
    1994 (d)           704,627             .79            4.67                 .70                4.76          22

Class C (12/95)
    1999 (g)            57,132            1.13+           4.08+               1.13+               4.08+          6
    1998                33,952            1.12            4.35                1.12                4.35          30
    1997 (c)            23,551            1.12+           4.43+               1.11+               4.44+         29
    1997 (f)            15,415            1.43+           3.93+               1.19+               4.17+         39

Class R (2/97)
    1999 (g)             1,007             .58+           4.64+                .58+               4.64+          6
    1998                   701             .59            4.86                 .59                4.86          30
    1997 (e)                40              55+           5.07+                .55+               5.07+         29
==================================================================================================================

  +  Annualized.
 ++ Information included prior to the 11 months ended April 30, 1997, reflects the financial highlights of Flagship Limited Term.
(a) After waiver of certain management fees or reimbursement of expenses, if applicable, by Nuveen Advisory or its predecessor Flagship Financial.
(b) Total returns are calculated on net asset value without any sales charge and are not annualized except where noted.
(c)  For the 11 months ended April 30.
(d)  For the year ended May 31.
(e)  From commencement of class operations as noted through April 30.
(f)  From commencement of class operations as noted through May 31.
(g)  For the six months ended October 31, 1998.

                         Building a Better Portfolio
                         Can Make You a Successful Investor

Nuveen Family of Mutual Funds
Nuveen offers a variety of funds designed to help you reach your financial goals.

Growth
Nuveen Rittenhouse Growth Fund

Growth and Income

European Value Fund

Growth and Income Stock Fund

Balanced Stock and Bond Fund

Balanced Municipal and Stock Fund

Tax-Free Income

National Funds
Long-Term
Insured
Intermediate-Term
Limited-Term

State Funds

Arizona
California
Colorado
Connecticut
Florida
Georgia
Kansas
Kentucky
Louisiana
Maryland
Massachusetts
Michigan
Missouri
New Jersey
New Mexico
New York
North Carolina
Ohio
Pennsylvania
Tennessee
Virginia
Wisconsin


Successful investors know that a well-diversified portfolio - one that balances different types of investments, levels of risk and tax management - can be the foundation for building and sustaining wealth. That's why Nuveen offers you and your financial adviser a wide range of quality investments that can help you build a better portfolio in the pursuit of your financial goals.

Mutual Funds

Nuveen offers a family of equity, balanced and municipal bond funds featuring Premier Advisers/SM/ including Institutional Capital Corporation, Rittenhouse Financial Services, and Nuveen Advisory Corp. Each brings a specialized expertise in a particular investment style or asset class, time-tested investment strategies and a focus on consistent, long-term performance. With Nuveen's Premier Adviser funds, you have all the advantages of a family of funds plus the benefits of specialized investment expertise.

Private Asset Management

Rittenhouse Financial Services and Nuveen Asset Management offer comprehensive, customized investment management solutions to investors with assets of $250,000 or more to invest. A range of actively managed growth, balanced and municipal income-oriented d portfolios are available, all based upon a disciplined investment philosophy.

Defined Portfolios

Nuveen Defined Portfolios are fixed portfolios of quality securities that are a convenient, attractive alternative to purchasing individual securities. They provide low-cost diversification to reduce risk, while also offering experienced, professional security selection and surveillance. In addition, Nuveen Defined Portfolios provide daily liquidity at that day's net asset value for quick access to your assets.

Exchange-Traded Funds

Nuveen Exchange-Traded Funds offer investors actively managed portfolios of investment-grade quality municipal bonds. The fund shares are listed and traded on the New York and American stock exchanges. Exchange-traded funds provide the investment convenience, price visibility and liquidity of common stocks.

MuniPreferred(R)

Nuveen MuniPreferred offers investors a AAA rated investment with an attractive tax-free yield for the cash reserves portion of an investment portfolio. MuniPreferred shares are backed 2-to-1 by the long-term portfolios of Nuveen dual-class exchange-traded funds and are available for national as well as a wide variety of state-specific portfolios.

Fund Information

Board of Trustees
Robert P. Bremner
Lawrence H. Brown
Anthony T. Dean
Anne E. Impellizzeri
Peter R. Sawers
William J. Schneider
Timothy R. Schwertfeger
Judith M. Stockdale

Fund Manager
Nuveen Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606

Transfer Agent and
Shareholder Services
The Chase Manhattan Bank
4 New York Plaza
New York, NY 10004-2413
(800) 257-8787

Legal Counsel
Morgan, Lewis &
Bockius LLP
Washington, D.C.

Independent Public
Accountants
Arthur Andersen LLP
Chicago, IL

Serving Investors for Generations

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]
John Nuveen, Sr.

Since our founding in 1898, John Nuveen & Co. has been synonymous with investments that withstand the test of time. Today we offer a broad range of quality investments designed for individuals seeking to build and sustain wealth. In fact, more than 1.3 million investors have trusted Nuveen to help them pursue their financial goals.

The cornerstone of Nuveen's investment philosophy is a commitment to disciplined long-term investment strategies focused on providing consistent, attractive performance over time. We emphasize quality securities carefully chosen through in-depth research, and we follow those securities closely over time to ensure that they continue to meet our exacting standards.

Whether your focus is long-term growth, dependable current income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. Our equity, balanced, and tax-free income funds, along with our defined portfolios and private asset management, can help you build a better, well-diversified portfolio.

Talk with your financial adviser to learn more about how Nuveen investment products and services can help you. Or call us at (800) 257-8787 for more information, including a prospectus where applicable. Please read that information carefully before investing.


NUVEEN 1898
OUR SECOND CENTURY 1998
helping investors sustain the wealth of a lifetime./SM/

John Nuveen & Co. Incorporated
333 West Wacker Drive
Chicago, IL 60606-1286

www.nuveen.com